As filed with the Securities and Exchange Commission on February 17, 2016

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Aramark

Aramark Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware Delaware	5812 5812	20-8236097 95-2051630
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Aramark Tower

1101 Market Street

Philadelphia, Pennsylvania 19107

(215) 238-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Stephen R. Reynolds, Esq.

Executive Vice President, General Counsel and Secretary

Aramark Tower

1101 Market Street

Philadelphia, Pennsylvania 19107

(215) 238-3000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Joseph H. Kaufman, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3954

(212) 455-2000

Approximate date of commencement of proposed exchange offer: As soon as practicable after this Registration Statement is declared effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per Note	Proposed maximum aggregate offering price(1)	Amount of registration fee
5.125% Senior Notes due 2024	$400,000,000	100%	$400,000,000	$40,280
Guarantees of 5.125% Senior Notes due 2024(2)	N/A	N/A	N/A	N/A(3)

(1)	Estimated solely for the purpose of calculating the registration fee under Rule 457(f) of the Securities Act of 1933, as amended (the “Securities Act”).
(2)	See inside facing page for table of additional registrant guarantors.
(3)	Pursuant to Rule 457(n) under the Securities Act, no separate filing fee is required for the guarantees.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF REGISTRANT GUARANTORS

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
1st & Fresh, LLC	Delaware	26-3147608	1101 Market Street, Philadelphia, PA 19107	215-238-3000
American Snack & Beverage, LLC	Florida	65-0099517	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark American Food Services, LLC	Ohio	34-4197320	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Asia Management, LLC	Delaware	20-1697406	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Aviation Services Limited Partnership	Delaware	36-3940986	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Business & Industry, LLC	Delaware	26-3147457	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Business Center, LLC	Delaware	46-3549461	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Business Dining Services of Texas, LLC	Texas	23-2573583	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Business Facilities, LLC	Delaware	26-3674871	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Campus, LLC	Delaware	23-3102688	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Capital Asset Services, LLC	Wisconsin	39-1551693	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Cleanroom Services (Puerto Rico), Inc.	Delaware	20-2644041	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Cleanroom Services, LLC	Delaware	23-2062167	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Confection, LLC	Delaware	36-2392940	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Construction and Energy Services, LLC	Delaware	27-3359653	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Construction Services, Inc.	Delaware	27-4284479	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Consumer Discount Company	Pennsylvania	23-2704523	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Correctional Services, LLC	Delaware	23-2778485	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark CTS, LLC	Delaware	36-4503103	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Distribution Services, Inc.	Illinois	36-1164580	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Educational Group, LLC	Delaware	23-2573586	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Educational Services, LLC	Delaware	23-1354443	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Educational Services of Texas, LLC	Texas	23-1717332	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Educational Services of Vermont, Inc.	Vermont	23-2263511	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Aramark Entertainment, LLC	Delaware	11-2145117	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Executive Management Services USA, Inc.	Delaware	23-3029011	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Facility Services, LLC	Delaware	20-8482211	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Business Services, LLC	Delaware	85-0485361	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Campus Services, LLC	Delaware	85-0485370	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Correctional Services, LLC	Delaware	85-0485374	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Healthcare Support Services, LLC	Delaware	85-0485377	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Kansas, Inc.	Kansas	04-3719118	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Refreshment Services, LLC	Delaware	85-0485381	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC School Support Services, LLC	Delaware	85-0485386	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Services, LLC	Delaware	16-1653189	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Sports and Entertainment Services, LLC	Delaware	85-0485389	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC, LLC	Delaware	02-0652458	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Food and Support Services Group, Inc.	Delaware	23-2573585	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Food Service of Texas, LLC	Texas	74-1310443	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Food Service, LLC	Delaware	23-0404985	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FSM, LLC	Delaware	37-1462108	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Healthcare Support Services, LLC	Delaware	23-1530221	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Healthcare Support Services of the Virgin Islands, Inc.	Delaware	23-2654936	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Healthcare Technologies, LLC	Delaware	33-0694408	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Industrial Services, LLC	Delaware	38-2712298	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Japan, Inc.	Delaware	37-1437224	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Management, LLC	Delaware	26-1597527	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Management Services Limited Partnership	Delaware	36-3797749	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Organizational Services, Inc.	Delaware	23-3029013	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Aramark Processing, LLC	Delaware	26-2621089	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Rail Services, LLC	Delaware	26-3519724	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark RAV, LLC	Delaware	38-3655870	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark RBI, Inc.	Delaware	23-2732825	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Refreshment Group, Inc.	Delaware	33-1157779	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Refreshment Services, LLC	Delaware	23-1673482	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Refreshment Services of Tampa, LLC	Delaware	26-2829924	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Schools, LLC	Delaware	23-3102689	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Schools Facilities, LLC	Delaware	26-3674561	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark SCM, Inc.	Delaware	04-3652050	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Senior Living Services, LLC	Delaware	20-0648583	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Senior Notes Company	Delaware	23-2693518	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Services of Kansas, Inc.	Kansas	23-2525399	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Services of Puerto Rico, Inc.	Delaware	66-0231810	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark SM Management Services, Inc.	Delaware	36-3744854	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark SMMS LLC	Delaware	23-3099982	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark SMMS Real Estate LLC	Delaware	23-3099984	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Sports and Entertainment Group, LLC	Delaware	23-2573588	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Sports and Entertainment Services, LLC	Delaware	23-1664232	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Sports and Entertainment Services of Texas, LLC	Texas	23-2573584	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Sports Facilities, LLC	Delaware	20-3808955	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Sports, LLC	Delaware	23-3102690	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Technical Services North Carolina, Inc.	North Carolina	56-0893678	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Togwotee, LLC	Delaware	26-2259208	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark U.S. Offshore Services, LLC	Delaware	23-3020180	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Aramark Uniform & Career Apparel Group, Inc.	Delaware	23-2816365	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform & Career Apparel, LLC	Delaware	95-3082883	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Manufacturing Company	Delaware	23-2449947	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Baltimore) LLC	Delaware	20-4488478	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Carmelo) LLC	Delaware	N/A	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Matchpoint) LLC	Delaware	20-5396299	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Midwest) LLC	Delaware	20-4799404	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Rochester) LLC	Delaware	75-3102371	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Santa Ana) LLC	Delaware	20-0989729	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Syracuse) LLC	Delaware	61-1437731	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Texas) LLC	Delaware	20-4488401	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (West Adams) LLC	Delaware	20-2038791	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Venue Services, Inc.	Delaware	23-2986471	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark WTC, LLC	Delaware	45-5145553	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark/HMS, LLC	Delaware	51-0363060	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Brand Coffee Service, Inc.	Texas	74-1875393	1101 Market Street, Philadelphia, PA 19107	215-238-3000
COHR Holdings, Inc.	Delaware	20-4226554	1101 Market Street, Philadelphia, PA 19107	215-238-3000
COHR Inc.	Delaware	95-4752572	1101 Market Street, Philadelphia, PA 19107	215-238-3000
D.G. Maren II, Inc.	Delaware	23-2921096	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Delsac VIII, Inc.	Delaware	23-2449950	115 North First Street, Burbank, CA 91502	215-238-3000
Filterfresh Coffee Service, LLC	Delaware	14-1676557	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Filterfresh Franchise Group, LLC	Delaware	04-3527632	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Fine Host Holdings, LLC	Delaware	42-1567694	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Harrison Conference Associates, LLC	Delaware	11-2516961	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Harrison Conference Services of North Carolina, LLC	North Carolina	11-3092159	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Harry M. Stevens, LLC	Delaware	20-8482129	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Harry M. Stevens Inc. of New Jersey.	New Jersey	13-5589767	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Harry M. Stevens Inc. of Penn	Pennsylvania	13-6097356	1101 Market Street, Philadelphia, PA 19107	215-238-3000
L&N Uniform Supply, LLC	California	95-2309531	115 North First Street, Burbank, CA 91502	215-238-3000
Lake Tahoe Cruises, LLC	California	94-2599810	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Landy Textile Rental Services, LLC	Delaware	20-8482253	115 North First Street, Burbank, CA 91502	215-238-3000
Lifeworks Restaurant Group, LLC	Delaware	27-2146749	1101 Market Street, Philadelphia, PA 19107	215-238-3000
MPBP Holdings, Inc.	Delaware	20-8146134	1101 Market Street, Philadelphia, PA 19107	215-238-3000
MyAssistant, Inc.	Pennsylvania	23-3050214	1101 Market Street, Philadelphia, PA 19107	215-238-3000
New Aramark LLC	Delaware	46-1787432	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Old Time Coffee Co.	California	77-0546919	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Overall Laundry Services, Inc.	Washington	91-1138829	115 North First Street, Burbank, CA 91502	215-238-3000
Paradise Hornblower, LLC	California	94-3136374	115 North First Street, Burbank, CA 91502	215-238-3000
ReMedPar, Inc.	Delaware	52-2349972	115 North First Street, Burbank, CA 91502	215-238-3000
Restaura, Inc.	Michigan	38-1206635	115 North First Street, Burbank, CA 91502	215-238-3000
Travel Systems, LLC	Nevada	88-0119879	115 North First Street, Burbank, CA 91502	215-238-3000

The information in this prospectus is not complete and may be changed. We may not sell the securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 17, 2016

PRELIMINARY PROSPECTUS

Aramark Services, Inc.

Offer to Exchange

All Outstanding

5.125% Senior Notes due 2024 ($400,000,000 principal amount outstanding)

for 5.125% Senior Notes due 2024

which have been registered under the Securities Act of 1933, as amended (the “Securities Act”)

We are conducting the exchange offer in order to provide you with an opportunity to exchange your unregistered notes for freely tradable notes that have been registered under the Securities Act.

The Exchange Offer:	The Exchange Notes:

•      We will exchange all outstanding notes that are validly tendered and not validly withdrawn for an equal principal amount of exchange notes that are freely tradable.

•      You may withdraw tenders of outstanding notes at any time prior to the expiration date of the exchange offer.

•      The exchange offer expires at 5:00 p.m., New York City time, on                     , 2016, unless extended. We do not currently intend to extend the expiration date.

•      The exchange of outstanding notes for exchange notes in the exchange offer will not be a taxable event for U.S. federal income tax purposes.

•      We will not receive any proceeds from the exchange offer.

•      The exchange notes are being offered in order to satisfy certain of our obligations under the registration rights agreement entered into in connection with the private offering of the outstanding notes.

•      The terms of the exchange notes to be issued in the exchange offer are substantially identical to the outstanding notes, except that the exchange notes will be freely tradeable.

•      Each domestic subsidiary of Aramark Services, Inc. that guarantees the senior secured credit facilities of Aramark Services, Inc. and the 2020 notes (as defined herein) will unconditionally guarantee the exchange notes with guarantees that will rank equal in right of payment to all of the senior obligations of such guarantor.

Resales of the Exchange Notes:

•      The exchange notes may be sold in the over-the-counter-market, in negotiated transactions or through a combination of such methods. We do not plan to list the exchange notes on a national market.

All untendered outstanding notes will continue to be subject to the restrictions on transfer set forth in the outstanding notes and in the indenture. In general, the outstanding notes may not be offered or sold, unless registered under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. Other than in connection with the exchange offer, we do not currently anticipate that we will register resales of the outstanding notes under the Securities Act.

See “Risk Factors” beginning on page 18 for a discussion of certain risks that you should consider before participating in the exchange offer.

Each broker-dealer that receives exchange notes for its own account in the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of those exchange notes. The letter of transmittal states that by so acknowledging and delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for outstanding notes where such outstanding notes were acquired by such broker-dealer as a result of market-making activities or other trading activities.

We have agreed that, for a period of 90 days after the consummation of the exchange offer, we will make this prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the exchange notes to be distributed in the exchange offer or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                     , 2016.

You should rely only on the information contained in, or incorporated by reference into, this prospectus. We have not authorized anyone to provide you with different information from that contained in, or incorporated by reference into, this prospectus and we take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. The prospectus may be used only for the purposes for which it has been published, and no person has been authorized to give any information not contained or incorporated by reference herein. If you receive any other information, you should not rely on it.

This prospectus incorporates by reference important business and financial information about us from documents filed with the SEC that have not been included herein or delivered herewith. Information incorporated by reference is available without charge at the website that the SEC maintains at http://www.sec.gov, as well as from other sources. See “Available Information and Incorporation by Reference.” In addition, you may request a copy of such document, at no cost, by writing or calling us at the following address or telephone number: Aramark, 1101 Market Street, Philadelphia, Pennsylvania 19107, Attn: Investor Relations, Tel: (215) 409-7287. In order to receive timely delivery of those materials, you must make your requests no later than five business days before expiration of the exchange offer, or                    , 2016, the present expiration date of the exchange offer.

We have not authorized any dealer, salesperson or other person to give any information or represent anything to you other than the information contained in this prospectus. You must not rely on unauthorized information or representations.

This prospectus does not offer to sell nor ask for offers to buy any of the securities in any jurisdiction where it is unlawful, where the person making the offer is not qualified to do so, or to any person who cannot legally be offered the securities. The information in this prospectus is current only as of the date on its cover, and may change after that date.

i

PRESENTATION OF FINANCIAL AND OTHER INFORMATION

In this prospectus, we use certain measures that we refer to as “Covenant EBITDA” and “Covenant Adjusted EBITDA.” Covenant EBITDA and Covenant Adjusted EBITDA are measures of Aramark Services, Inc. and its restricted subsidiaries only and do not include the results of Aramark. “Covenant EBITDA” is defined as net income (loss) of Aramark Services, Inc. and its restricted subsidiaries plus interest and other financing costs, net, provision (benefit) for income taxes, and depreciation and amortization. “Covenant Adjusted EBITDA” is defined as Covenant EBITDA, further adjusted to give effect to adjustments required in calculating covenant ratios and compliance under the senior secured credit agreement (as defined herein), the 2020 notes indenture (as defined herein) and the indenture governing the notes. See “Description of Other Indebtedness.” These measures are derived on the basis of methodologies other than in accordance with U.S. generally accepted accounting principles (“GAAP”).

Our presentation of Covenant EBITDA and Covenant Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. You should not consider these measures as alternatives to net income or operating income determined in accordance with GAAP. Covenant EBITDA and Covenant Adjusted EBITDA, as presented by us, may not be comparable to other similarly titled measures of other companies because not all companies use identical calculations.

For a reconciliation of net income attributable to Aramark Services, Inc. stockholder, which is a GAAP measure of Aramark Services, Inc.’s operating results, to Covenant EBITDA and Covenant Adjusted EBITDA, see “Summary—Summary Consolidated Financial Data” in this prospectus.

MARKET AND INDUSTRY DATA

The data included or incorporated by reference in this prospectus regarding sectors, geographies and ranking, including the size of certain sectors and geographies and our position and the position of our competitors within these sectors and geographies, are based on our management’s knowledge and experience in the sectors and geographies in which we operate. We believe these estimates to be accurate as of the date of this prospectus. However, this information may prove to be inaccurate because of the method by which we obtained some of the data for the estimates or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, you should be aware that market, ranking and other similar industry data included or incorporated by reference in this prospectus, and estimates and beliefs based on that data, may not be reliable. While we believe internal company research is reliable, such research has not been verified by any independent source.

ii

SUMMARY

This summary highlights information appearing elsewhere in and incorporated by reference in this prospectus. This summary is not complete and does not contain all of the information that you should consider before participating in the exchange offer. You should carefully read the entire prospectus, and the information incorporated herein by reference, including the consolidated financial statements and related notes and the section entitled “Risk Factors.”

Unless otherwise indicated or the context otherwise requires, references in this prospectus to “we,” “our” and “us” and similar terms refer to Aramark and its subsidiaries on a consolidated basis, references to the “issuer” refer to Aramark Services, Inc. and not any of its subsidiaries and references to “Aramark” refer to Aramark and not any of its subsidiaries. Our fiscal year ends on the Friday nearest September 30 in each year. In this prospectus, when we refer to our fiscal years, we say “fiscal” and the year number, as in “fiscal 2015,” which refers to our fiscal year ended October 2, 2015. In addition, “client” refers to those businesses and other organizations that engage us to provide services.

Our Company

We are a leading global provider of food, facilities and uniform services to education, healthcare, business & industry, and sports, leisure & corrections clients. Our core market is North America (composed of the United States and Canada), which is supplemented by an additional 19-country footprint. We hold the #2 position in North America in food and facilities services as well as uniform services based on total sales in fiscal 2015. Internationally, we hold a top 3 position in food and facilities services based on total sales in fiscal 2015 in most countries in which we have significant operations, and are one of only 3 food and facilities competitors with our combination of scale, scope, and global reach. Through our established brand, broad geographic presence and approximately 265,500 employees, we anchor our business in our partnerships with thousands of education, healthcare, business, sports, leisure and corrections clients. Through these partnerships we serve millions of consumers including students, patients, employees, sports fans and guests worldwide. In fiscal 2015, we generated sales of $14,329.1 million, operating income of $627.9 million and net income of $237.0 million.

We operate our business in three reportable segments that share many of the same operating characteristics: Food and Support Services North America (“FSS North America”), Food and Support Services International (“FSS International”) and Uniform and Career Apparel (“Uniform”). Both FSS North America and Uniform have significant scale. The following chart shows a breakdown of our sales and operating income by our reportable segments:

(a)	Dollars in millions. Operating income excludes $153.7 million related to corporate expenses.

Food and Support Services

Our Food and Support Services segments manage a number of interrelated services—including food, hospitality and facility services—for school districts, colleges & universities, healthcare facilities, businesses, sports, entertainment and recreational venues, conference & convention centers, national & state parks and correctional institutions.

We are the exclusive provider of food and beverage services at most of the locations we serve and are responsible for hiring, training and supervising the majority of the food service personnel in addition to ordering, receiving, preparing and serving food and beverage items sold at those facilities. Our facilities services capabilities are broad, and include plant operations and maintenance, custodial/housekeeping, energy management, clinical equipment maintenance, grounds keeping, and capital project management. In governmental, business, educational and healthcare facilities (for example, offices and industrial plants, schools and universities and hospitals), our clients provide us with a captive client base through their on-site employees, students and patients. At sports, entertainment and recreational facilities, our clients attract patrons to their site, usually for specific events such as sporting events and conventions.

We manage our Food and Support Services business in two geographic reportable segments split between our North America and International operations. In fiscal 2015, our FSS North America segment generated $9,950.3 million in sales, or 69% of our total sales, and our FSS International segment generated $2,858.2 million in sales, or 20% of our total sales. No individual client represents more than 2% of our total sales, other than, collectively, a number of U.S. government agencies.

Our Food and Support Services segments serve a number of client sectors across 21 countries around the world. Our Food and Support Services operations focus on serving clients in four principal sectors:

Education. Within the Education sector we serve Higher Education and K-12 clients. We deliver a wide range of food and facility services at more than 1,500 colleges, universities, school systems & districts and private schools. We offer our education clients a single source provider for managed service solutions, including dining, catering, food service management, convenience-oriented retail operations, grounds & facilities maintenance, custodial, energy management, construction management, and capital project management.

Healthcare. We provide a wide range of non-clinical support services to approximately 1,200 healthcare clients and more than 2,000 facilities across our global footprint. We offer healthcare organizations a single source provider for managed service solutions, which include food services such as patient food and nutrition services and retail food services, and facilities services such as clinical equipment maintenance, environmental services, laundry & linen distribution, plant operations, energy management, strategic/technical services, supply chain management, purchasing and central transportation.

Business & Industry. We provide a comprehensive range of business dining services, including on-site restaurants, catering, convenience stores and executive dining. We also provide beverage and vending services to business & industry clients at thousands of locations. Our service and product offerings include a full range of coffee offerings, “grab and go” food operations, convenience stores, micromarkets and a proprietary drinking water filtration system. We also offer a variety of facility management services to business & industry clients. These services include the management of housekeeping, plant operations and maintenance, energy management, laundry and linen, groundskeeping, landscaping, transportation, capital program management and commissioning services and other facility consulting services relating to building operations. We also offer remote services which include facility and business support services primarily for mining and oil operations.

Sports, Leisure & Corrections. We administer concessions, banquet and catering services, retail services and merchandise sales, recreational and lodging services and facility management services at sports, entertainment and recreational facilities. We serve 147 professional (including minor league affiliates) and college sports teams, including 38 teams in Major League Baseball, the National Basketball Association, the National Football League and the National Hockey League. We also serve 22 convention and civic centers, 17 national and state parks and other resort operations, plus other popular tourist attractions in the United States and Canada. Additionally, we provide food services to correctional facilities, operate commissaries, laundry facilities and property rooms and provide food and facilities management services for parks.

Our FSS International segment provides a similar range of services as those provided to our FSS North America segment clients and operates in all of our sectors. We have operations in 19 countries outside the United States and Canada. Our largest international operations are in the United Kingdom, Germany, Chile, China and Ireland, and in each of these countries we are one of the leading food and/or facilities service providers. We also have a strong presence in Japan through our 50% ownership of AIM Services Co., Ltd., which is a leader in providing outsourced food services in Japan. In addition to the core Business & Industry sector, our FSS International segment serves many soccer stadiums across Europe, and numerous educational institutions, correctional institutions and convention centers globally. There are particular risks attendant with our international operations. Please see “Item 1A. Risk Factors” in Aramark’s Annual Report on Form 10-K for the fiscal year ended October 2, 2015 (“Aramark’s Fiscal 2015 10-K”) incorporated by reference in this prospectus.

Uniform

Our Uniform segment provides uniforms and other garments and work clothes and ancillary items such as mats and shop towels in the United States, Puerto Rico, Canada and through a joint venture in Japan. We operate over 2,600 routes, giving us a broad reach to service our clients’ needs.

Clients use our uniforms to meet a variety of needs, including:

•	establishing corporate identity and brand awareness;

•	projecting a professional image:

•	protecting workers—work clothes can help protect workers from difficult environments such as heavy soils, heat, flame or chemicals; and

•	protecting products—uniforms can help protect products against contamination in the food, pharmaceutical, electronics, health care and automotive industries.

We provide a full service employee uniform solution, including design, sourcing and manufacturing, delivery, cleaning and maintenance. We rent uniforms, work clothing, outerwear, particulate-free garments and non-garment items and related services, including industrial towels, floor mats, mops, linen products, and paper products to businesses in a wide range of industries, including manufacturing, food services, automotive, healthcare, construction, utilities, repair and maintenance services, restaurant and hospitality. In fiscal 2015, our Uniform segment generated $1,520.6 million in sales, or 11% of our total sales.

We serve businesses of all sizes in many different industries. We have a diverse client base from over 200 service location and distribution centers across the United States and one service center in Ontario, Canada. None of our clients individually represents a material portion of our sales. We typically visit our clients’ sites weekly, delivering clean, finished uniforms and, at the same time, removing the soiled uniforms or other items for cleaning, repair or replacement. We also offer products for direct sale.

Our cleanroom service offers advanced static dissipative garments, barrier apparel, sterile garments and cleanroom application accessories for clients with contamination-free operations in the technology, food, healthcare and pharmaceutical industries.

We conduct our direct marketing business through three primary brands—WearGuard, Crest and Aramark. We design, source or manufacture and distribute distinctive image apparel to workers in a wide variety of industries through the internet at www.shoparamark.com, dedicated sales representatives and telemarketing sales channels. We customize and embroider personalized uniforms and logos for clients through an extensive computer assisted design center and distribute work clothing, outerwear, business casual apparel and footwear throughout the United States, Puerto Rico and Canada.

Ownership Structure

The following diagram sets forth our ownership structure and information relating to our indebtedness as of January 1, 2016. As set forth in the diagram below, all of the issuer’s issued and outstanding capital stock is held by Aramark Intermediate HoldCo Corporation, a direct wholly owned subsidiary of Aramark.

(1)	Aramark guarantees the outstanding notes and will guarantee the exchange notes for purposes of financial reporting only.
(2)	Aramark Intermediate HoldCo Corporation guarantees our senior secured credit facilities, but does not guarantee the outstanding notes and will not guarantee the exchange notes.
(3)	As of January 1, 2016, consists of (i) $1,201.0 million (recorded at $1,190.1 million to reflect original issue discount and debt issuance costs) principal amount of term loans with a maturity date of September 7, 2019; (ii) $2,494.1 million (recorded at $2,472.9 million to reflect original issue discount and debt issuance costs) principal amount of terms loans with a maturity date of February 24, 2021; (iii) a $37.0 million synthetic letter of credit facility with a maturity date of July 26, 2016; and (iv) a $730.0 million revolving credit facility available to us through February 24, 2019. As of January 1, 2016, we had $3,695.1 million (recorded at $3,663.0 million to reflect original issue discount and debt issuance costs) aggregate principal amount of outstanding term loans, $36.0 million principal amount of issued letters of credit under our synthetic letter of credit facility and $44.3 million principal amount of outstanding revolving loans. Our senior secured credit facilities are guaranteed by Aramark Intermediate HoldCo Corporation and, subject to certain exceptions, substantially all of our existing and future domestic subsidiaries. See “Description of Other Indebtedness.”
(4)	The 5.75% Senior Notes due 2020 (the “2020 notes”) and the notes are guaranteed by, subject to certain exceptions, substantially all of the issuer’s existing and future domestic subsidiaries that guarantee our senior secured credit facilities.
(5)	Our receivables facility provides for up to $350.0 million of funding, based, in part, on the amount of eligible receivables. In addition, our receivables facility includes a seasonal tranche which increases the capacity by $25.0 million at certain times of the year. As of January 1, 2016, $375.0 million was outstanding under our receivables facility. See “Description of Other Indebtedness.”

Company Information

Each of Aramark and Aramark Services, Inc. is organized under the laws of the State of Delaware. Our business traces its history back to the 1930s.

Our executive offices are located at Aramark Tower, 1101 Market Street, Philadelphia, PA 19107. Our telephone number is (215) 238-3000. Our website is www.aramark.com. This internet address is provided for informational purposes only and is not intended to be a hyperlink. Accordingly, no information in this internet address is included or incorporated by reference into this prospectus and no such information should be relied upon in connection with making any investment decision with respect to the exchange offer.

Summary of the Terms of the Exchange Offer

On December 17, 2015, Aramark Services, Inc. completed the private offering of the outstanding notes. In this prospectus, the term “outstanding notes” refers to the 5.125% Senior Notes due 2024 issued in the private offering. The term “exchange notes” refers to the 5.125% Senior Notes due 2024, as registered under the Securities Act. The term “notes” refers to both the outstanding notes and the exchange notes.

The following summary is not intended to be a complete description of the terms of the notes. For a more detailed description of the notes, see “Description of Notes.”

General	In connection with the private offering of the outstanding notes, we entered into a registration rights agreement with J.P. Morgan Securities LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Wells Fargo Securities, LLC, PNC Capital Markets LLC, Rabo Securities USA, Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Comerica Securities, Inc. and Santander Investment Securities Inc. (collectively, the “initial purchasers”), the initial purchasers of the outstanding notes, in which we and the guarantors agreed, among other things, to use our commercially reasonable best efforts to complete the exchange offer for the outstanding notes within 270 days after the date of issuance of the outstanding notes.

You are entitled to exchange in the exchange offer your outstanding notes for exchange notes, which are identical in all material respects to the outstanding notes except:

•	the exchange notes have been registered under the Securities Act;

•	the exchange notes are not entitled to any registration rights which are applicable to the outstanding notes under the registration rights agreement; and

•	certain additional interest rate provisions are no longer applicable.

The exchange offer	We are offering to exchange up to $400,000,000 in principal amount of 5.125% Senior Notes due 2024, which have been registered under the Securities Act, for any and all outstanding notes.

You may only exchange outstanding notes in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000.

Subject to the satisfaction or waiver of specified conditions, we will exchange the exchange notes for all respective outstanding notes that are validly tendered and not validly withdrawn prior to the expiration of the exchange offer. We will cause the exchange to be effected promptly after the expiration of the exchange offer.

Upon completion of the exchange offer, there may be no market for the outstanding notes and you may have difficulty selling them.

Resale	Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties referred to below, we believe that you may resell or otherwise transfer exchange notes issued in the exchange offer without complying with the registration and prospectus delivery requirements of the Securities Act, if:

1.	you are acquiring the exchange notes in the ordinary course of your business;

2.	you do not have an arrangement or understanding with any person to participate in a distribution of the exchange notes;

3.	you are not an “affiliate” of the issuer within the meaning of Rule 405 under the Securities Act; and

4.	you are not engaged in, and do not intend to engage in, a distribution of the exchange notes.

If you are not acquiring the exchange notes in the ordinary course of your business, or if you are engaging in, intend to engage in, or have any arrangement or understanding with any person to participate in, a distribution of the exchange notes, or if you are an affiliate of Aramark, then:

1.	you cannot rely on the position of the staff of the SEC enunciated in Morgan Stanley & Co., Inc. (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters; and

2.	in the absence of an exception from the position of the SEC stated in (1) above, you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the exchange notes.

If you are a broker-dealer and receive exchange notes for your own account in exchange for outstanding notes that you acquired as a result of market-making or other trading activities, you must acknowledge that you will deliver a prospectus, as required by law, in connection with any resale or other transfer of the exchange notes that you receive in the exchange offer. See “Plan of Distribution.”

Expiration date	The exchange offer will expire at 5:00 p.m., New York City time, on , 2016, unless extended by us. We do not currently intend to extend the expiration date of the exchange offer.

Withdrawal	You may withdraw the tender of your outstanding notes at any time prior to the expiration date of the exchange offer. We will return to you any of your outstanding notes that are not accepted for any reason for exchange, without expense to you, promptly after the expiration or termination of the exchange offer.

Interest on the exchange notes and the outstanding notes	Each exchange note will bear interest at the rate per annum set forth on the cover page of this prospectus from the most recent date to which interest has been paid on the outstanding notes. The interest on the exchange notes is payable on January 15 and July 15 of each year, commencing July 15, 2016. Interest on the outstanding notes accrued from December 17, 2015. No interest will be paid on outstanding notes following their acceptance for exchange.

Conditions to the exchange offer	The exchange offer is subject to customary conditions, which we may assert or waive. See “The Exchange Offer—Conditions to the Exchange Offer.”

Procedures for tendering outstanding notes	If you wish to participate in the exchange offer, you must complete, sign and date the accompanying letter of transmittal, or a facsimile of the letter of transmittal, according to the instructions contained in this prospectus and the letter of transmittal. You must then mail or otherwise deliver the letter of transmittal, or a facsimile of the letter of transmittal, together with the outstanding notes and any other required documents, to the exchange agent at the address set forth on the cover page of the letter of transmittal.

If you hold outstanding notes through The Depository Trust Company (“DTC”) and wish to participate in the exchange offer for the outstanding notes, you must comply with the Automated Tender Offer Program procedures of DTC.

By signing, or agreeing to be bound by, the letter of transmittal, you will represent to us that, among other things:

1.	you are acquiring the exchange notes in the ordinary course of your business;

2.	you do not have an arrangement or understanding with any person to participate in a distribution of the exchange notes;

3.	you are not an “affiliate” of the issuer within the meaning of Rule 405 under the Securities Act; and

4.	you are not engaged in, and do not intend to engage in, a distribution of the exchange notes.

If you are a broker-dealer and receive exchange notes for your own account in exchange for outstanding notes that you acquired as a result of market-making or other trading activities, you must represent to us that you will deliver a prospectus, as required by law, in connection with any resale or other transfer of such exchange notes.

If you are not acquiring the exchange notes in the ordinary course of your business, or if you are engaged in, or intend to engage in, or have an arrangement or understanding with any person to participate in, a distribution of the exchange notes, or if you are an affiliate of the issuer, then you cannot rely on the positions and interpretations of the staff of the SEC and you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the exchange notes.

Special procedures for beneficial owners	If you are a beneficial owner of outstanding notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender those outstanding notes in the exchange offer, you should contact such person promptly and instruct such person to tender those outstanding notes on your behalf.

Guaranteed delivery procedures	If you wish to tender your outstanding notes and your outstanding notes are not immediately available or you cannot deliver your outstanding notes, the letter of transmittal and any other documents required by the letter of transmittal or you cannot comply with the DTC procedures for book-entry transfer prior to the expiration date, then you must tender your outstanding notes according to the guaranteed delivery procedures set forth in this prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.”

Effect on holders of outstanding notes	In connection with the sale of the outstanding notes, we entered into a registration rights agreement with the initial purchasers of the outstanding notes that grants the holders of outstanding notes registration rights. By making the exchange offer, we will have fulfilled a covenant under the registration rights agreement. Accordingly, we will not be obligated to pay additional interest as described in the registration rights agreement. If you do not tender your outstanding notes in the exchange offer, you will continue to be entitled to all the rights and limitations applicable to the outstanding notes as set forth in the indenture, except we will not have any further obligation to you to provide for the registration of the outstanding notes under the registration rights agreement and we will not be obligated to pay additional interest as described in the registration rights agreement. See “Registration Rights.”

To the extent that outstanding notes are tendered and accepted in the exchange offer, the trading market for outstanding notes could be adversely affected.

Consequences of failure to exchange	All untendered outstanding notes will continue to be subject to the restrictions on transfer set forth in the outstanding notes and in the indenture. In general, the outstanding notes may not be offered or sold, unless registered under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. Other than in connection with the exchange offer, we do not currently anticipate that we will register the outstanding notes under the Securities Act.

Material income tax considerations	The exchange of outstanding notes for exchange notes in the exchange offer will not be a taxable event for United States federal income tax purposes. See “United States Federal Income Tax Consequences of the Exchange Offer.”

Use of proceeds	We will not receive any cash proceeds from the issuance of exchange notes in the exchange offer.

Exchange agent	The Bank of New York Mellon, whose address and telephone number are set forth in the section captioned “The Exchange Offer—Exchange Agent” of this prospectus, is the exchange agent for the exchange offer.

Summary of the Terms of the Exchange Notes

The terms of the exchange notes are identical in all material respects to the terms of the outstanding notes, except that the exchange notes will not contain terms with respect to transfer restrictions, registration rights or additional interest upon a failure to fulfill certain of our obligations under the registration rights agreement. The exchange notes will evidence the same debt as the outstanding notes. The exchange notes will be governed by the same indenture under which the outstanding notes were issued and the exchange notes and the outstanding notes will constitute a single class and series of notes for all purposes under the indenture. The following summary is not intended to be a complete description of the terms of the notes. For a more detailed description of the notes, see “Description of Notes.”

For purposes of this section, “we,” “us,” and “our” refer to Aramark Services, Inc.

Issuer	Aramark Services, Inc.

Securities Offered	$400,000,000 aggregate principal amount of 5.125% senior notes due 2024.

Maturity Date	January 15, 2024.

Interest	Interest on the exchange notes is payable on January 15 and July 15 of each year, commencing on July 15, 2016.

Interest on the exchange notes will accrue at the rate of 5.125% per annum.

Interest on the outstanding notes accrued from December 17, 2015.

Guarantees	The exchange notes will be guaranteed on an unsecured senior basis by each of our wholly-owned domestic subsidiary that guarantees our senior secured credit facilities and the 2020 notes. All of our domestic subsidiaries, other than our receivables finance subsidiary and certain immaterial subsidiaries, will be guarantors of the exchange notes. Aramark, our indirect parent company, also will guarantee the exchange notes for purposes of financial reporting only.

Ranking	The exchange notes will be our senior unsecured obligations and will:

•	rank senior in right of payment to our future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the exchange notes;

•	rank equal in right of payment to all of our future unsecured senior debt;

•	rank equal in right of payment to all of our existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the exchange notes, including indebtedness under our senior secured credit facilities and the 2020 notes; and

•

be effectively subordinated to all of our existing and future secured debt (including obligations under our senior secured credit facilities), to the extent of the value of the assets securing such debt, and be structurally subordinated to all obligations of each of our subsidiaries that is not a guarantor of the exchange notes.

Similarly, each of the subsidiary guarantees will be a senior unsecured obligation of the applicable guarantor and will:

•	rank senior in right of payment to all of the applicable guarantor’s existing and future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the exchange notes;

•	rank equal in right of payment to all of the applicable guarantor’s existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the exchange notes, including their guarantees of the senior secured credit facilities and the 2020 notes; and

•	be effectively subordinated to all of the applicable guarantor’s existing and future secured debt (including such guarantor’s guarantee under our senior secured credit facilities), to the extent of the value of the assets securing such debt, and be structurally subordinated to all obligations of any subsidiary of a guarantor if that subsidiary is not also a guarantor of the exchange notes.

As of January 1, 2016, (1) the exchange notes and related subsidiary guarantees would have ranked effectively junior to $4,169.4 million (recorded at $4,137.3 million to reflect original issue discount and debt issuance costs) of secured indebtedness (including $55.0 million of payment obligations relating to capital lease obligations and $375.0 million under our receivables facility) and (2) we had $669.2 million of unutilized capacity under our revolving credit facility available to us, all of which are secured.

Optional Redemption	Prior to January 15, 2019, we may redeem the exchange notes, in whole or in part, at a price equal to 100% of the principal amount thereof plus the make-whole premium described under “Description of Notes—Optional Redemption,” plus accrued and unpaid interest, if any, to but not including the redemption date.

We may also redeem any of the exchange notes at any time on or after January 15, 2019, in whole or in part, at the redemption prices described under “Description of Notes—Optional Redemption,” plus accrued and unpaid interest, if any, to but not including the redemption date.

In addition, prior to January 15, 2019, we may redeem up to 40% of the aggregate principal amount of the exchange notes using the proceeds of certain equity offerings at a price equal to 105.125% of the principal amount thereof plus accrued and unpaid interest, if any, to but not including the redemption date

Change of control; asset sales	If we experience specific kinds of changes of control, we will be required to make an offer to purchase the exchange notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest to the purchase date. If we sell assets under certain circumstances, we will be required to make an offer to purchase the exchange notes at a purchase price of 100% of the principal amount thereof, plus accrued and unpaid interest to the purchase date. See “Description of Notes—Repurchase at the Option of Holders.”

Covenants	The indenture governing the exchange notes restricts our ability and the ability of our restricted subsidiaries to, among other things:

•	incur additional indebtedness or issue certain preferred shares;

•	pay dividends and make certain distributions, investments and other restricted payments;

•	create certain liens;

•	sell assets;

•	enter into transactions with affiliates;

•	limit the ability of restricted subsidiaries to make payments to us;

•	enter into sale and leaseback transactions;

•	merge, consolidate, sell or otherwise dispose of all or substantially all of their assets; and

•	designate our subsidiaries as unrestricted subsidiaries.

These covenants are subject to important exceptions and registration rights qualifications described under the heading “Description of Notes.” If the exchange notes are assigned an investment grade rating by Standard & Poor’s Rating Services (“S&P”) and Moody’s Investor Service, Inc. (“Moody’s”) and no default has occurred and is continuing, certain covenants will be suspended. If either rating should subsequently decline below investment grade, the suspended covenants will be reinstated.

Absence of Public Market for the Exchange Notes	The exchange notes are a new issue of securities and there is currently no established trading market for the exchange notes. Accordingly, there can be no assurance as to the development or liquidity of any market for the exchange notes. The initial purchasers in the private offering of the outstanding notes have informed us that they currently intend to make a market in the exchange notes; however, they are not obligated to do so, and they may discontinue any such market-making activities at any time without notice.

Use of Proceeds	We will not receive any cash proceeds from the issuance of the exchange notes in the exchange offer. See “Use of Proceeds.”

Risk Factors	Investing in the exchange notes involves substantial risks. See “Risk Factors” for a brief description of some of the risks you should consider before participating in the exchange offer.

SUMMARY CONSOLIDATED FINANCIAL DATA

Set forth below is summary consolidated financial data of Aramark and its consolidated subsidiaries, at the dates and for the periods indicated. The summary consolidated financial data as of October 2, 2015 and October 3, 2014 and for the fiscal years 2015, 2014 and 2013 have been derived from our consolidated financial statements incorporated by reference in this prospectus, which have been audited by KPMG LLP.

The summary consolidated financial data as of January 1, 2016 and for the three months ended January 1, 2016 and January 2, 2015 have been derived from our unaudited condensed consolidated financial statements incorporated by reference in this prospectus. The unaudited financial data presented have been prepared on a basis consistent with our audited consolidated financial statements. In the opinion of management, such unaudited financial data reflect all adjustments, consisting only of normal and recurring adjustments necessary for a fair presentation of the results for those periods. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year or any future period.

The summary consolidated financial data should be read in conjunction with “Item 6. Selected Consolidated Financial Data” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, as well as with our audited consolidated financial statements and related notes thereto that are also incorporated by reference in this prospectus from Aramark’s Fiscal 2015 10-K and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, as well as with our unaudited condensed consolidated financial statements and related notes that are also incorporated by reference in this prospectus from Aramark’s Quarterly Report on Form 10-Q for the quarterly period ended January 1, 2016 (“Aramark’s Fiscal 2016 First Quarter 10-Q”).

	Fiscal year(1)			Three months ended
(dollars in millions)	2015	2014	2013	January 1, 2016	January 2, 2015
				(unaudited)	(unaudited)
Income statement data:
Sales	$14,329.1	$14,832.9	$13,945.7	$3,710.3	$3,702.4
Depreciation and amortization	504.0	521.6	542.1	127.5	125.3
Operating income	627.9	564.6	514.4	214.1	201.9
Interest and other financing costs, net	285.9	334.9	423.8	71.3	71.9
Income from continuing operations	237.0	149.5	71.4	93.4	85.6
Net income	237.0	149.5	70.4	93.4	85.6
Net income attributable to Aramark stockholders	235.9	149.0	69.4	93.3	85.5
Statement of cash flows data:
Net cash provided by/(used in):
Operating activities	$683.0	$398.2	$695.9	$(195.3)	$(243.8)
Investing activities	(504.3)	(505.2)	(385.4)	(86.1)	(124.6)
Financing activities	(168.0)	107.8	(336.3)	274.4	377.6
Other financial data:
Covenant EBITDA(2)	$1,130.9	$1,085.7	$1,055.4	$341.4	$327.1
Covenant Adjusted EBITDA(2)	1,267.1	1,232.0	1,179.0	364.8	351.9
Balance sheet data (at period end):
Total assets(6)	$10,196.4	$10,455.7	$10,267.1	$10,149.9	$10,299.7
Long-term borrowings(3)(4)(6)	5,184.6	5,355.8	5,758.2	5,486.0	5,714.4
Stockholders’ equity(4)(5)	1,883.4	1,718.0	903.7	1,969.8	1,755.0

(1)	Fiscal years 2015, 2014 and 2013 refer to the fiscal years ended October 2, 2015, October 3, 2014 and September 27, 2013, respectively. Fiscal 2014 is a 53-week year. All other periods presented are 52-week years.
(2)	“Covenant EBITDA” is defined as net income (loss) of Aramark Services, Inc. and its restricted subsidiaries plus interest and other financing costs, net, provision (benefit) for income taxes, and depreciation and amortization. “Covenant Adjusted EBITDA” is defined as Covenant EBITDA, further adjusted to give effect to adjustments required in calculating covenant ratios and compliance under the senior secured credit agreement, the 2020 notes indenture and the indenture governing the notes. These measures are derived on the basis of methodologies other than in accordance with GAAP.

Our presentation of Covenant EBITDA and Covenant Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. You should not consider these measures as alternatives to net income or operating income determined in accordance with GAAP. Covenant EBITDA and Covenant Adjusted EBITDA, as presented by us, may not be comparable to other similarly titled measures of other companies because not all companies use identical calculations.

The following is a reconciliation of net income attributable to Aramark Services, Inc. stockholder, which is a GAAP measure of Aramark Services, Inc.’s operating results, to Covenant EBITDA and Covenant Adjusted EBITDA as defined in our debt agreements. Covenant EBITDA and Covenant Adjusted EBITDA are measures of Aramark Services, Inc. and its restricted subsidiaries only and do not include the results of Aramark.

	Fiscal year			Three months ended
(in millions)	2015	2014	2013	January 1, 2016	January 2, 2015
				(unaudited)	(unaudited)
Net income attributable to Aramark Services, Inc. stockholder	$236.0	$149.0	$102.1	$93.3	$85.5
Interest and other financing costs, net	285.9	334.9	372.8	71.3	71.9
Provision for income taxes	105.0	80.2	38.4	49.3	44.4
Depreciation and amortization	504.0	521.6	542.1	127.5	125.3

Covenant EBITDA	1,130.9	1,085.7	1,055.4	341.4	327.1
Share-based compensation expense(a)	66.4	96.3	19.4	15.3	15.8
Unusual or non-recurring (gains)/losses(b)	(3.9)	2.9	8.7	—	—
Pro forma EBITDA for equity method investees(c)	14.8	18.8	21.0	4.6	4.3
Seamless North America, LLC EBITDA(d)	—	—	(1.6)	—	—
Other(e)	58.9	28.3	76.1	3.5	4.7

Covenant Adjusted EBITDA	$1,267.1	$1,232.0	$1,179.0	$364.8	$351.9

(a)	Represents share-based compensation expense resulting from the application of accounting for stock options, restricted stock units, performance stock units and deferred stock unit awards.
(b)	Fiscal 2015 includes other income of approximately $2.0 million related to our investment (possessory interest) at one of our National Park Service (“NPS”) client sites and a net of tax gain of approximately $1.9 million related to the sale of a building in our Healthcare sector. Fiscal 2014 includes a loss of approximately $6.7 million related to the sale of the McKinley Chalet Hotel, a gain from proceeds from the impact of Hurricane Sandy and other income related to our investment (possessory interest) at one of our NPS client sites. Fiscal 2013 includes goodwill impairment charges in Spain and Korea, asset write-downs mainly related to client contract investments and other income related to our investments (possessory interests) at one of our terminated NPS client sites.

(c)	Represents our estimated share of EBITDA from our AIM Services Co., Ltd. equity method investment not already reflected in our Covenant EBITDA. EBITDA for this equity method investee is calculated in a manner consistent with consolidated Covenant EBITDA but does not represent cash distributions received from this investee.
(d)	During fiscal 2011, we sold a noncontrolling ownership interest in Seamless North America, LLC. The terms of the sale agreement stipulated that Seamless North America, LLC qualify as an unrestricted subsidiary under the senior secured credit agreement, and as a result, its EBITDA for all periods presented must be excluded from our consolidated Covenant Adjusted EBITDA.
(e)	Other includes certain other miscellaneous items (primarily severance related expenses and asset write-downs).
(3)	During fiscal 2013, Aramark completed a refinancing, repurchasing Aramark Services, Inc.’s outstanding 8.50% Senior Notes due 2015 and Senior Floating Rate Notes due 2015 and Aramark’s 8.625% / 9.375% Senior Notes due 2016. Aramark refinanced that debt with new term loan borrowings under its senior secured credit facilities and the issuance of its 5.75% Senior Notes due 2020.
(4)	On December 17, 2013, Aramark completed its initial public offering (“IPO”) of 28,000,000 shares of its common stock at a price of $20.00 per share, raising approximately $524.1 million, net of costs directly related to the IPO. Aramark used the net proceeds to repay borrowings of approximately $154.1 million on the senior secured revolving credit facility and $370.0 million on the senior secured term loan facility.
(5)	During the three months ended January 1, 2016 and January 2, 2015, Aramark paid dividends of approximately $22.9 million and $20.2 million, respectively. During fiscal 2015, Aramark paid cash dividends totaling $81.9 million ($0.08625 per share during the first, second, third and fourth quarters of fiscal 2015). During fiscal 2014, Aramark paid cash dividends totaling $52.2 million ($0.075 per share during the second, third and fourth quarters of fiscal 2014).
(6)	During the first quarter of fiscal 2016, Aramark adopted the new accounting standard update related to debt issuance costs, which requires these costs to be presented on the balance sheet as a direct reduction of long-term borrowings, similar to the presentation of debt discounts. As a result of the retrospective adoption, approximately $27.7 million of debt issuance costs were reclassified from “Other Assets” to “Long-Term Borrowings” on our unaudited condensed consolidated balance sheet incorporated by reference in this prospectus.

RISK FACTORS

In addition to the other information contained in this prospectus and the information incorporated by reference herein, you should carefully consider the following factors before making an investment in the exchange notes. In addition to the risk factors set forth below, please read the information included or incorporated by reference under “Item 1A. Risk Factors” in Aramark’s Fiscal 2015 10-K. Additional risks and uncertainties not currently known to us or those we currently view to be immaterial may also materially and adversely affect our business, financial condition or results of operations. Any of the following risks could materially and adversely affect our business, financial condition or results of operations. In such a case, you may lose all or part of your original investment.

Risks Related to Our Indebtedness

Our leverage could adversely affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in the economy or our industries, expose us to interest rate risk to the extent of our variable rate debt and prevent us from meeting our obligations.

We are highly leveraged. As of January 1, 2016, our outstanding indebtedness was $5,587.2 million (recorded at $5,540.2 million to reflect original issue discount and debt issuance costs) and we had availability of $669.2 million under our revolving credit facility.

This degree of leverage could have important consequences, including:

•	exposing us to the risk of increased interest rates as certain of our borrowings, including borrowings under our senior secured credit facilities and our receivables facility, are at variable rates of interest;

•	making it more difficult for us to make payments on our indebtedness;

•	increasing our vulnerability to general economic and industry conditions;

•	requiring a substantial portion of cash flow from operations to be dedicated to the payment of principal and interest on our indebtedness, thereby reducing our ability to use our cash flow to fund our operations, capital expenditures and future business opportunities;

•	restricting us from making strategic acquisitions or causing us to make non-strategic divestitures;

•	limiting our ability to obtain additional financing for working capital, capital expenditures, debt service requirements, acquisitions and general corporate or other purposes; and

•	limiting our ability to adjust to changing market conditions and placing us at a competitive disadvantage compared to our competitors who are less highly leveraged.

We and our subsidiaries may be able to incur substantial additional indebtedness in the future, subject to the restrictions contained in the senior secured credit agreement, the 2020 notes indenture and the indenture governing the notes. If new indebtedness is added to our current debt levels, the related risks that we now face could increase.

If our financial performance were to deteriorate, we may not be able to generate sufficient cash to service all of our indebtedness and may be forced to take other actions to satisfy our obligations under our indebtedness, which may not be successful.

Our ability to make scheduled payments on or to refinance our debt obligations depends on our financial condition and operating performance, which is subject to prevailing economic and competitive conditions and to certain financial, business and other factors beyond our control. While we believe that we currently have adequate cash flows to service our indebtedness, if our financial performance were to deteriorate significantly, we might be unable to maintain a level of cash flows from operating activities sufficient to permit us to pay the principal, premium, if any, and interest on our indebtedness.

If, due to such a deterioration in our financial performance, our cash flows and capital resources were to be insufficient to fund our debt service obligations, we may be forced to reduce or delay investments and capital expenditures, or to sell assets, seek additional capital or restructure or refinance our indebtedness. These alternative measures may not be successful and may not permit us to meet our scheduled debt service obligations. In addition, if we were required to raise additional capital in the current financial markets, the terms of such financing, if available, could result in higher costs and greater restrictions on our business. In addition, although a significant amount of our long-term borrowings do not mature until 2019 and later, if we were to need to refinance our existing indebtedness, the conditions in the financial markets at that time could make it difficult to refinance our existing indebtedness on acceptable terms or at all. If such alternative measures proved unsuccessful, we could face substantial liquidity problems and might be required to dispose of material assets or operations to meet our debt service and other obligations. The senior secured credit agreement, the 2020 notes indenture and the indenture governing the notes restrict our ability to dispose of assets and use the proceeds from any disposition of assets and to refinance our indebtedness. We may not be able to consummate those dispositions or to obtain the proceeds that we could realize from them and these proceeds may not be adequate to meet any debt service obligations then due.

Our debt agreements contain restrictions that limit our flexibility in operating our business.

The senior secured credit agreement, the 2020 notes indenture and the indenture governing the notes contain various covenants that limit our ability to engage in specified types of transactions. These covenants limit our and our restricted subsidiaries’ ability to, among other things:

•	incur additional indebtedness, refinance or restructure indebtedness or issue certain preferred shares;

•	pay dividends on, repurchase or make distributions in respect of our capital stock, make unscheduled payments on our notes, repurchase or redeem our notes or make other restricted payments;

•	make certain investments;

•	sell certain assets;

•	create liens;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of our assets; and

•	enter into certain transactions with our affiliates.

In addition, our senior secured revolving credit facility requires us to satisfy and maintain specified financial ratios and other financial condition tests. Our ability to meet those financial ratios and tests can be affected by events beyond our control, and in the event of a significant deterioration of our financial performance, there can be no assurance that we will satisfy those ratios and tests. A breach of any of these covenants could result in a default under the senior secured credit agreement. Upon our failure to maintain compliance with these covenants that is not waived by the lenders under the revolving credit facility, the lenders under the senior secured credit facilities could elect to declare all amounts outstanding under the senior secured credit facilities to be immediately due and payable and terminate all commitments to extend further credit under such facilities. If we were unable to repay those amounts, the lenders under the senior secured credit facilities could proceed against the collateral granted to them to secure that indebtedness. We have pledged a significant portion of our assets as collateral under the senior secured credit agreement. If the lenders under the senior secured credit facilities accelerate the repayment of borrowings, there can be no assurance that we will have sufficient assets to repay those borrowings, as well as our unsecured indebtedness. If our senior secured indebtedness was accelerated by the lenders as a result of a default, the 2020 notes and the notes may become due and payable as well. Any such acceleration may also constitute an amortization event under our receivables facility, which could result in the amount outstanding under that facility becoming due and payable.

Risks Related to the Exchange Offer

If you choose not to exchange your outstanding notes in the exchange offer, the transfer restrictions currently applicable to your outstanding notes will remain in force and the market price of your outstanding notes could decline.

If you do not exchange your outstanding notes for exchange notes in the exchange offer, you will continue to be subject to the transfer restrictions on the outstanding notes as set forth in the offering memorandum distributed in connection with the private offering of the outstanding notes. In general, the outstanding notes may not be offered or sold unless they are registered or exempt from registration under the Securities Act and applicable state securities laws. Except as required by the registration rights agreement, we do not intend to register resales of the outstanding notes under the Securities Act. You should refer to “Summary—Summary of the Terms of the Exchange Offer,” “The Exchange Offer” and “Registration Rights” for information about how to tender your outstanding notes.

The tender of outstanding notes under the exchange offer will reduce the principal amount of the outstanding notes, which may have an adverse effect upon and increase the volatility of, the market price of the outstanding notes due to reduction in liquidity.

Your ability to transfer the exchange notes may be limited by the absence of an active trading market, and there is no assurance that any active trading market will develop for the exchange notes.

The exchange notes are new issues of securities for which there is no established public market. Certain of the initial purchasers in the private offering of the outstanding notes have advised us that they intend to make a market in the exchange notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the exchange notes, and they may discontinue their market-making activities at any time without notice. Therefore, an active market for any of the exchange notes may not develop or, if developed, it may not continue. Historically, the market for non-investment-grade debt has been subject to disruptions that have caused substantial volatility in the prices of securities similar to the exchange notes. The market, if any, for any of the exchange notes may not be free from similar disruptions and any such disruptions may adversely affect the prices at which you may sell your exchange notes. In addition, subsequent to their initial issuance, the exchange notes may trade at a discount from their initial offering price, depending upon prevailing interest rates, the market for similar notes, our performance and other factors.

Certain persons who participate in the exchange offer must deliver a prospectus in connection with resales of the exchange notes.

Based on interpretations of the staff of the SEC enunciated in Morgan Stanley & Co., Inc. (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling, dated July 2, 1993, we believe that you may offer for resale, resell or otherwise transfer the exchange notes without compliance with the registration and prospectus delivery requirements of the Securities Act. However, in some instances described in this prospectus under “Plan of Distribution,” certain holders of exchange notes will remain obligated to comply with the registration and prospectus delivery requirements of the Securities Act to transfer the exchange notes. If such a holder transfers any exchange notes without delivering a prospectus meeting the requirements of the Securities Act or without an applicable exemption from registration under the Securities Act, such a holder may incur liability under the Securities Act. We do not and will not assume, or indemnify such a holder against, this liability.

Risks Related to the Notes

For purposes of this section, “Risks Related to the Notes,” “we,” “us,” and “our” refer to Aramark Services, Inc., the issuer of the notes, and not to Aramark.

We may not be able to generate sufficient cash to service all of our indebtedness, including the notes, and may be forced to take other actions to satisfy our obligations under our indebtedness, which may not be successful.

Our ability to make scheduled payments on or to refinance our debt obligations depends on our financial condition and operating performance, which is subject to prevailing economic and competitive conditions and to certain financial, business and other factors beyond our control. We may be unable to maintain a level of cash flows from operating activities sufficient to permit us to pay the principal, premium, if any, and interest on our indebtedness, including the notes.

If our cash flows and capital resources are insufficient to fund our debt service obligations, we may be forced to reduce or delay investments and capital expenditures, or to sell assets, seek additional capital or restructure or refinance our indebtedness, including the notes. These alternative measures may not be successful and may not permit us to meet our scheduled debt service obligations. In the absence of such operating results and resources, we could face substantial liquidity problems and might be required to dispose of material assets or operations to meet our debt service and other obligations. The senior secured credit agreement, the 2020 notes indenture and the indenture governing the notes restrict our ability to dispose of assets, use the proceeds from any disposition of assets and to refinance our indebtedness. We may not be able to consummate those dispositions or to obtain the proceeds that we could realize from them and these proceeds may not be adequate to meet any debt service obligations then due.

Repayment of our debt is dependent on cash flow generated by our subsidiaries.

Our subsidiaries own a significant portion of our assets and conduct a significant portion of our operations. Accordingly, repayment of our indebtedness is dependent, to a significant extent, on the generation of cash flow by our subsidiaries and their ability to make such cash available to us, by dividend, debt repayment or otherwise. Unless they are guarantors of the notes, our subsidiaries do not have any obligation to pay amounts due on the notes or to make funds available for that purpose. Our subsidiaries may not be able to, or may not be permitted to, make distributions to enable us to make payments in respect of our indebtedness, including each series of notes. Each subsidiary is a distinct legal entity and, under certain circumstances, legal and contractual restrictions may limit our ability to obtain cash from our subsidiaries. While the indenture governing the notes limits the ability of our subsidiaries to incur consensual restrictions on their ability to pay dividends or make other intercompany payments to us, these limitations are subject to certain qualifications and exceptions. In the event that we do not receive distributions from our subsidiaries, we may be unable to make required principal and interest payments on our indebtedness, including the notes.

Your right to receive payments on the notes is effectively junior to those lenders who have a security interest in our assets.

Our obligations under the notes and our guarantors’ obligations under their guarantees of the notes are unsecured, but our obligations under our senior secured credit facilities and each guarantor’s obligations under their respective guarantees of the senior secured credit facilities are secured by a security interest in substantially all of our domestic tangible and intangible assets, including the stock of most of our wholly-owned U.S. subsidiaries and the stock of certain of our non-U.S. subsidiaries. If we are declared bankrupt or insolvent, or if we default under the senior secured credit agreement, the lenders could declare all of the funds borrowed thereunder, together with accrued interest, immediately due and payable. If we were unable to repay such indebtedness, the lenders could foreclose on the pledged assets to the exclusion of holders of the notes, even if an event of default exists under the indenture governing the notes at such time. Furthermore, if the lenders foreclose and sell the pledged equity interests in any subsidiary guarantor under the notes, then that guarantor will be released from its guarantee of the notes automatically and immediately upon such sale. In any such event, because the notes are not secured by any of our assets or the equity interests in subsidiary guarantors, it is possible that there would be no assets remaining from which your claims could be satisfied or, if any assets remained, they might be insufficient to satisfy your claims fully. See “Description of Other Indebtedness.”

As of January 1, 2016, our outstanding secured indebtedness was $4,169.4 million (recorded at $4,137.3 million to reflect original issue discount and debt issuance costs) (including $55.0 million of payment obligations relating to capital lease obligations and $375.0 million under our receivables facility) and we had unutilized capacity of $669.2 million under our revolving credit facility available to us. The indenture governing the notes permits us and our restricted subsidiaries to incur substantial additional indebtedness in the future, including senior secured indebtedness.

Claims of noteholders will be structurally subordinated to claims of creditors of all of our non-U.S. subsidiaries and some of our U.S. subsidiaries because they will not guarantee the notes.

The outstanding notes are not and the exchange notes will not be guaranteed by any of our non-U.S. subsidiaries, our receivables subsidiaries or certain other U.S. subsidiaries. Accordingly, claims of holders of the notes will be structurally subordinated to the claims of creditors of these non-guarantor subsidiaries, including trade creditors. All obligations of our non-guarantor subsidiaries will have to be satisfied before any of the assets of such subsidiaries would be available for distribution, upon a liquidation or otherwise, to us or a guarantor of the notes.

In fiscal 2015, our non-guarantor subsidiaries accounted for $3,797.0 million, or approximately 27%, of our sales and $162.0 million, or approximately 26%, of our operating income. As of January 1, 2016, our non-guarantor subsidiaries accounted for $2,331.1 million, or approximately 23%, of our total assets and $1,304.5 million (excluding intercompany liabilities), or approximately 16%, of our total liabilities.

The lenders under the senior secured credit facilities will have the discretion to release the guarantors under the senior secured credit agreement in a variety of circumstances, which will cause those guarantors to be released from their guarantees of the notes.

While any obligations under the senior secured credit facilities remain outstanding, any guarantee of the notes may be released without action by, or consent of, any holder of the notes or the trustee under the indenture governing the notes, at the discretion of lenders under the senior secured credit facilities, if the related guarantor is no longer a guarantor of obligations under the senior secured credit facilities or any other indebtedness. See “Description of Notes.” The lenders under the senior secured credit facilities will have the discretion to release the guarantees under the senior secured credit facilities in a variety of circumstances. You will not have a claim as a creditor against any subsidiary that is no longer a guarantor of the notes, and the indebtedness and other liabilities, including trade payables, whether secured or unsecured, of those subsidiaries will effectively be senior to claims of noteholders.

We may not be able to repurchase the notes upon a change of control.

Upon the occurrence of specific kinds of change of control events, we will be required to offer to re-purchase all outstanding notes at 101% of their principal amount plus accrued and unpaid interest. The source of funds for any such purchase of the notes will be cash generated from our subsidiaries’ operations or other sources, including borrowings, sales of assets or sales of equity. We may not be able to repurchase the notes upon a change of control because we may not have sufficient financial resources to purchase all of the notes that are tendered upon a change of control. Our failure to repurchase the notes upon a change of control would cause a default under the indenture governing the notes.

Federal and state fraudulent transfer laws may permit a court to void or limit the amount payable under the notes or the guarantees, and, if that occurs, you may receive limited or no payments on the notes and guarantees affected.

Federal and state fraudulent conveyance statutes may apply to the issuance of the notes and the incurrence of the guarantees. Under federal bankruptcy law and comparable provisions of state fraudulent transfer or conveyance laws, which may vary from state to state, the notes or guarantees could be voided as a fraudulent transfer or conveyance if (1) we or any of the guarantors, as applicable, issued the notes or incurred the guarantees with the intent of hindering, delaying or defrauding creditors or (2) we or any of the guarantors, as applicable, received less than reasonably equivalent value or fair consideration in return for either issuing the notes or incurring the guarantees and, in the case of (2) only, one of the following is also true at the time hereof:

•	we or any of the guarantors, as applicable, were insolvent or rendered insolvent by reason of the issuance of the notes or the incurrence of the guarantees;

•	the issuance of the notes or the incurrence of the guarantees left us or any of the guarantors, as applicable, with an unreasonably small amount of capital to carry on the business;

•	we or any of the guarantors intended to, or believed that we or such guarantor would, incur debts beyond our or such guarantor’s ability to pay as they mature; or

•	we or any of the guarantors were a defendant in an action for money damages, or had a judgment for money damages docketed against us or such guarantor if, in either case, after final judgment, the judgment is unsatisfied.

If a court were to find that the issuance of the notes or the incurrence of the guarantees was a fraudulent transfer or conveyance, the court could void the payment obligations under the notes or such guarantee or limit the amount of payment or subordinate the notes or such guarantee to presently existing and future indebtedness of ours or of the related guarantor, or require you to repay any amounts received. In the event of a finding that fraudulent transfer or conveyance occurred, you may not receive any payment on the notes. As a general matter, value is given for a transfer or an obligation if, in exchange for the transfer or obligation, property is transferred or an antecedent debt is secured or satisfied. Under applicable law, a court may determine that a debtor has not received value in connection with a debt offering if the debtor uses the proceeds of that offering to make a dividend payment or otherwise retire or redeem equity securities issued by the debtor. We cannot be certain as to the standards a court would use to determine whether or not we or the guarantors were solvent at the relevant time or, regardless of the standard that a court uses, that the notes or the guarantees would not be voided, limited in amount or subordinated to our or any of our guarantors’ other debt. Each guarantee contains a provision intended to limit the guarantor’s liability to the maximum amount that it could incur without causing the incurrence of obligations under its guarantee to be a fraudulent transfer. This provision may not be effective to protect the guarantees from being voided under fraudulent transfer law, or may reduce or eliminate the guarantor’s obligation to an amount that effectively makes the guarantee worthless.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This prospectus contains and incorporates by reference “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties including in “Item 1. Business” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus from Aramark’s Fiscal 2015 10-K and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus from Aramark’s Fiscal 2016 First Quarter 10-Q. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “outlook,” “aim,” “anticipate,” “are confident,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe,” “see,” “look to” and other words and terms of similar meaning or the negative versions of such words. Forward-looking statements speak only as of the date made. All statements we make relating to our estimated and projected earnings, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations (“cautionary statements”) are disclosed under “Risk Factors” and elsewhere in or incorporated by reference in this prospectus, including, without limitation, in conjunction with the forward-looking statements included or incorporated by reference in this prospectus. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that we believe could affect our results include without limitation:

•	unfavorable economic conditions;

•	natural disasters, global calamities, sports strikes and other adverse incidents;

•	the failure to retain current clients, renew existing client contracts and obtain new client contracts;

•	a determination by clients to reduce their outsourcing or use of preferred vendors;

•	competition in our industries;

•	increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our food and support services contracts;

•	the inability to achieve cost savings through our cost reduction efforts;

•	our expansion strategy;

•	the failure to maintain food safety throughout our supply chain, food-borne illness concerns and claims of illness or injury;

•	governmental regulations including those relating to food and beverages, the environment, wage and hour and government contracting;

•	liability associated with noncompliance with applicable law or other governmental regulations;

•	new interpretations of or changes in the enforcement of the government regulatory framework;

•	currency risks and other risks associated with international operations, including Foreign Corrupt Practices Act, U.K. Bribery Act and other anti-corruption law compliance;

•	continued or further unionization of our workforce;

•	liability resulting from our participation in multiemployer defined benefit pension plans;

•	risks associated with suppliers from whom our products are sourced;

•	disruptions to our relationship with, or to the business of, our primary distributor;

•	the inability to hire and retain sufficient qualified personnel or increases in labor costs;

•	healthcare reform legislation;

•	the contract intensive nature of our business, which may lead to client disputes;

•	seasonality;

•	disruptions in the availability of our computer systems or privacy breaches;

•	failure to achieve and maintain effective internal controls;

•	our leverage;

•	the inability to generate sufficient cash to service all of our indebtedness;

•	debt agreements that limit our flexibility in operating our business; and

•	other factors set forth under “Risk Factors” or incorporated by reference in this prospectus.

We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained or incorporated by reference in this prospectus may not in fact occur. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, changes in our expectations, or otherwise, except as required by law.

USE OF PROCEEDS

The exchange offer is intended to satisfy obligations under the registration rights agreement that we and the guarantors entered into in connection with the private offering of the outstanding notes. We will not receive any cash proceeds from the issuance of the exchange notes in the exchange offer. As consideration for issuing the exchange notes as contemplated in this prospectus, we will receive in exchange a like principal amount of outstanding notes, the terms of which are identical in all material respects to the exchange notes, except that the exchange notes will not contain terms with respect to transfer restrictions, registration rights or additional interest upon a failure to fulfill certain of our obligations under the registration rights agreement. The outstanding notes that are surrendered in exchange for the exchange notes will be retired and cancelled and cannot be reissued. As a result, the issuance of the exchange notes will not result in any increase or decrease in our level of indebtedness.

CAPITALIZATION

The following table sets forth our cash and cash equivalents and our capitalization as of January 1, 2016.

You should read this table in conjunction with our consolidated financial statements and related notes thereto and our unaudited condensed consolidated financial statements and related notes thereto that are also incorporated by reference in this prospectus from Aramark’s Fiscal 2015 10-K and Aramark’s Fiscal 2016 First Quarter 10-Q, respectively.

(in millions)	As of January 1, 2016
Cash and cash equivalents	$115.4

Debt:
Senior secured credit facilities:(1)
Revolving credit facility	$44.3
Term loan facilities	3,663.0
Senior notes due 2020(2)	991.0
Senior notes due 2024(3)	394.0
Receivables facility	375.0
Capital leases	55.0
Other existing debt(4)	17.9

Total debt	5,540.2

Stockholders’ Equity	1,969.8

Total capitalization	$7,510.0

(1)	Our revolving credit facility consists of a $680.0 million subfacility available to Aramark Services, Inc. in U.S. dollars and a $50.0 million subfacility available to Aramark Services, Inc. and a Canadian subsidiary in U.S. dollars and Canadian dollars. The final maturity date of the revolving loan commitments is February 24, 2019. As of January 1, 2016, $669.2 million was available for borrowing under our revolving credit facility. Our term loan facilities consist of various subfacilities denominated in U.S. dollars and foreign currencies. As of January 1, 2016, $3,695.1 million aggregate principal amount of term loans were outstanding (recorded at $3,663.0 million to reflect original issue discount and debt issuance costs), $2,494.1 million (recorded at $2,472.9 million to reflect original issue discount and debt issuance costs) of which have a maturity date of February 24, 2021 and $1,201.0 million (recorded at $1,190.1 million to reflect original issue discount and debt issuance costs) of which have a maturity date of September 7, 2019. Our senior secured credit facilities also include a $37.0 million synthetic letter of credit facility, which matures on July 26, 2016. As of January 1, 2016, there were approximately $36.0 million of issued letters of credit under our synthetic letter of credit facility. See “Description of Other Indebtedness.”
(2)	The difference between the outstanding principal amount of the 2020 notes ($1,000.0 million) and the carrying value ($991.0 million) as of January 1, 2016 reflects debt issuance costs.
(3)	The difference between the outstanding principal amount of the outstanding notes ($400.0 million) and the carrying value ($394.0 million) reflects debt issuance costs.
(4)	Consists primarily of borrowings by our foreign subsidiaries.

DESCRIPTION OF OTHER INDEBTEDNESS

The summaries set forth below are qualified in their entirety by the actual text of the applicable agreements and indentures, each of which has been filed with the SEC and which may be obtained on publicly available websites or at the addresses set forth under “Available Information and Incorporation by Reference.”

Senior Secured Credit Facilities

General

Our senior secured credit facilities are provided under a credit agreement dated as of January 26, 2007, which was amended and restated on March 26, 2010, further amended and restated on February 24, 2014 and amended on March 28, 2014 (as amended, supplemented or otherwise modified from time to time, the “senior secured credit agreement”). The borrower under our senior secured credit facilities is Aramark Services, Inc. In addition, certain foreign subsidiaries of Aramark Services, Inc. are borrowers under certain tranches of the term loan facilities and/or the revolving credit facility.

Our senior secured credit facilities consist of the following facilities as of January 1, 2016:

•	$3,695.1 million (recorded at $3,663.0 million to reflect original issue discount and debt issuance costs) in term loan facilities comprised of various tranches denominated in U.S. Dollars, Canadian dollars, yen, euros and pounds sterling;

•	a revolving credit facility of up to $730.0 million comprised of various tranches denominated in U.S. dollars and Canadian dollars; and

•	a synthetic letter of credit facility of up to $37.0 million (due July 26, 2016).

Our term loan facilities consist of the following subfacilities as of January 1, 2016:

•	A U.S. dollar denominated term loan to Aramark Services, Inc. in the amount of $1,190.1 million (due September 7, 2019) and $2,092.5 million (due February 24, 2021);

•	A yen denominated term loan to Aramark Services, Inc. in the amount of ¥4,954.3 million (approximately $41.2 million due February 24, 2021);

•	A Canadian dollar denominated term loan to a Canadian subsidiary in the amount of CAD33.3 million (approximately $24.1 million due February 24, 2021);

•	A euro denominated term loan to an Irish subsidiary in an amount of €137.0 million (approximately $148.8 million due February 24, 2021); and

•	A sterling denominated term loan to a U.K. subsidiary in an amount of £112.6 million (approximately $166.3 million due February 24, 2021).

The U.S. dollar equivalent amounts shown are based on the exchange rates on January 1, 2016. The maturity date of the term loans due February 24, 2021 will be accelerated to December 13, 2019 if any of the 2020 notes (as defined herein) remain outstanding on December 13, 2019. As of January 1, 2016, $3,695.1 million (recorded at $3,663.0 million to reflect original issue discount and debt issuance costs) aggregate principal amount of term loans were outstanding.

Our revolving credit facility consists of the following subfacilities as of January 1, 2016:

•	A revolving credit facility available for loans in U.S. dollars to Aramark Services, Inc. with aggregate commitments of $680.0 million (due February 24, 2019); and

•	A revolving credit facility available for loans in Canadian dollars or U.S. dollars to Aramark Services, Inc. or a Canadian subsidiary with aggregate commitments of $50.0 million (due February 24, 2019).

As of January 1, 2016, there were $44.3 million of outstanding revolver loans and $669.2 million available for borrowing under our revolving credit facility. In addition, our revolving credit facility includes a $250.0 million sublimit for letters of credit and includes borrowing capacity available for short-term borrowings, referred to as “swingline loans,” subject to a sublimit.

As of January 1, 2016, there were approximately $36.0 million of issued letters of credit under our synthetic letter of credit facility.

Incremental Facilities

The senior secured credit facilities provide that we have the right at any time to request up to $555.0 million of incremental commitments in the aggregate under one or more incremental term loan facilities and/or synthetic letter of credit facilities and/or revolving credit facilities and/ or by increasing commitments under the revolving credit facility. The lenders under these facilities are not under any obligation to provide any such incremental facilities or commitments, and any such addition of or increase in facilities or commitments will be subject to pro forma compliance with an incurrence-based financial covenant and customary conditions precedent. Our ability to obtain extensions of credit under these incremental facilities or commitments is subject to the same conditions as extensions of credit under the existing credit facilities.

Interest Rate and Fees

Borrowings under the senior secured credit facilities bear interest at a rate equal to an applicable margin plus, at our option, either (a) a LIBOR rate determined by reference to the costs of funds for deposits in the currency of such borrowing for the interest period relevant to such borrowing adjusted for certain additional costs, (b) with respect to borrowings denominated in U.S. dollars a base rate determined by reference to the highest of (1) the prime rate of the administrative agent, (2) the federal funds rate plus 0.50% and (3) the LIBOR rate plus 1.00% or (c) with respect to borrowings denominated in Canadian dollars, (1) a base rate determined by reference to the prime rate of Canadian banks or (2) a bankers’ acceptance rate determined by reference to the rate offered for banker’s acceptances in Canadian dollars for the interest period relevant to such borrowing.

The applicable margin spread for U.S. dollar borrowings under the revolving credit facility is 2.50% for eurocurrency (LIBOR) borrowings and 1.50% for base rate borrowings. The applicable margin spread for Canadian dollar borrowings under the revolving credit facility is 2.50% for bankers’ acceptance rate borrowings and 1.50% for base rate borrowings.

In addition to paying interest on outstanding principal, we are required to pay a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments thereunder. The commitment fee rate is 0.50% per annum.

Prepayments and Amortization

The senior secured credit agreement requires us to prepay outstanding term loans, subject to certain exceptions, with:

•	50% of Aramark Services, Inc.’s annual excess cash flow (as defined in the senior secured credit agreement) with stepdowns to 25% and 0% upon Aramark Services, Inc.’s reaching certain consolidated leverage ratio thresholds;

•	100% of the net cash proceeds of all nonordinary course asset sales or other dispositions of property subject to certain exceptions and customary reinvestment rights; and

•	100% of the net cash proceeds of any incurrence of debt, including debt incurred by any business securitization subsidiary in respect of any business securitization facility, but excluding proceeds from receivables facilities and other debt permitted under the senior secured credit agreement.

The foregoing mandatory prepayments will be applied to the term loan facilities as directed by us. We may voluntarily repay outstanding loans under the senior secured credit facilities at any time without premium or penalty, other than customary “breakage” costs with respect to LIBOR loans. Prepaid term loans may not be reborrowed.

During fiscal 2015, we made optional prepayments of approximately $157.0 million of outstanding U.S. dollar term loans. During fiscal 2014, we prepaid approximately $35.0 million to cover required principal payments on the 2019 term loan.

If a change of control as defined in the senior secured credit agreement occurs, this will cause an event of default under the credit agreement. Upon an event of default, the senior secured credit facilities may be accelerated, in which case we would be required to repay all outstanding loans plus accrued and unpaid interest and all other amounts outstanding under our senior secured credit facilities.

We are required to repay installments on the loans under the term loan facilities in quarterly principal amounts of 1.00% per annum of their funded total principal amount. This requirement does not apply to the term loans due September 7, 2019, due to the principal prepayments we have already made.

Principal amounts outstanding under the revolving credit facility are due and payable in full on the maturity date (February 24, 2019), on which date the commitments thereunder will terminate.

Principal amounts outstanding under the synthetic letter of credit facility are due and payable in full on the maturity date (July 26, 2016), on which date the commitments thereunder will terminate.

Guarantee and Security

All obligations under the senior secured credit agreement are unconditionally guaranteed by Aramark Intermediate HoldCo Corporation and, subject to certain exceptions, substantially all of Aramark Services, Inc.’s existing and future domestic subsidiaries (excluding certain immaterial and dormant subsidiaries, receivables facility subsidiaries, business securitization subsidiaries and certain subsidiaries designated under the senior secured credit agreement as “unrestricted subsidiaries”) (collectively, “U.S. Guarantors”). All obligations of each foreign borrower under the senior secured credit facilities are unconditionally guaranteed by Aramark Services, Inc., the U.S. Guarantors and, subject to certain exceptions and qualifications, the respective other foreign borrowers. All obligations under the senior secured credit facilities, and the guarantees of those obligations, are also secured by (i) a pledge of 100% of the capital stock of Aramark Services, Inc., (ii) pledges of 100% of the capital stock held by Aramark Services, Inc., Aramark Intermediate HoldCo Corporation or any of the U.S. Guarantors and (iii) a security interest in, and mortgages on, substantially all tangible assets of Aramark Intermediate HoldCo Corporation, Aramark Services, Inc. or any of the U.S. Guarantors.

Aramark is not a guarantor under the senior secured credit facilities and is not subject to the covenants or obligations under the senior secured credit agreement.

Certain Covenants and Events of Default

The senior secured credit agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, Aramark Services, Inc.’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness, issue preferred stock or provide guarantees;

•	create liens on assets;

•	engage in mergers or consolidations;

•	sell assets;

•	pay dividends, make distributions or repurchase its capital stock;

•	make investments, loans or advances;

•	repay or repurchase any notes, except as scheduled or at maturity;

•	create restrictions on the payment of dividends or other transfers to Aramark Services, Inc. from its restricted subsidiaries;

•	make certain acquisitions;

•	engage in certain transactions with affiliates;

•	amend material agreements governing Aramark Services, Inc.’s outstanding notes (or any indebtedness that refinances the notes); and

•	fundamentally change Aramark Services, Inc.’s business.

In addition, the senior secured credit agreement requires Aramark Services, Inc. to maintain a maximum senior secured leverage ratio and imposes limitations on capital expenditures. The senior secured credit agreement also contains certain customary affirmative covenants, such as financial and other reporting, and certain events of default. As of January 1, 2016, Aramark Services, Inc. was in compliance with all of these covenants.

Senior Notes due 2020

General

On March 7, 2013, Aramark Services, Inc. issued $1,000.0 million of 5.75% Senior Notes due 2020 (the “2020 notes”) pursuant to the indenture, dated as of March 7, 2013 (the “2020 notes indenture”), among Aramark Services, Inc., the guarantors named therein and The Bank of New York Mellon, as trustee.

The 2020 notes are unsecured obligations of Aramark Services, Inc. The 2020 notes rank equal in right of payment to all of Aramark Services, Inc.’s existing and future senior debt and senior in right of payment to all of Aramark Services, Inc.’s existing and future debt that is expressly subordinated in right of payment to the 2020 notes. Each of the guarantors named in the 2020 notes indenture (each an “existing guarantor”) provided an unconditional guarantee of the 2020 notes, which ranks equal in right of payment to all of the senior obligations of such existing guarantor. The 2020 notes and the guarantees are effectively subordinated to Aramark Services, Inc.’s existing and future secured debt and that of the existing guarantors, including all indebtedness under our senior secured credit facilities, to the extent of the value of the assets securing that indebtedness. The 2020 notes and guarantees are structurally subordinated to all of the liabilities of any of Aramark Services, Inc.’s subsidiaries that do not guarantee the 2020 notes.

Interest on the 2020 notes is payable on March 15 and September 15 of each year and is calculated on the basis of a 360-day year of twelve 30-day months. The 2020 notes mature on March 15, 2020.

As of January 1, 2016, $1,000.0 million principal amount of the 2020 notes remained outstanding.

Optional Redemption

Aramark Services, Inc. has the option to redeem all or a portion of the 2020 notes at any time at the redemption prices set forth in the 2020 notes indenture.

Change of Control Offer

In the event of certain types of changes of control, the holders of the 2020 notes may require Aramark Services, Inc. to purchase for cash all or a portion of their 2020 notes at a purchase price equal to 101% of the principal amount of such 2020 notes, plus accrued and unpaid interest, if any, to the date of repurchase.

Covenants

The 2020 notes indenture contains covenants limiting Aramark Services, Inc.’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness or issue certain preferred shares;

•	pay dividends and make certain distributions, investments and other restricted payments;

•	create certain liens;

•	sell assets;

•	enter into transactions with affiliates;

•	limit the ability of restricted subsidiaries to make payments to Aramark Services, Inc.;

•	enter into sale and leaseback transactions;

•	merge, consolidate, sell or otherwise dispose of all or substantially all of Aramark Services, Inc.’s assets; and

•	designate Aramark Services, Inc.’s subsidiaries as unrestricted subsidiaries.

The 2020 notes indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the 2020 notes to become or to be declared due and payable.

Aramark has guaranteed the 2020 notes for purposes of financial reporting, but is not subject to the covenants that apply to Aramark Services, Inc. or its restricted subsidiaries under the 2020 notes.

Receivables Facility

We have in place an agreement where Aramark Receivables, LLC, a wholly owned, bankruptcy-remote subsidiary of Aramark Services, Inc., sells on a continuous basis an undivided interest in eligible accounts receivable generated by certain of our operating subsidiaries and other related assets to Wells Fargo Bank, N.A. and a commercial paper conduit (the “Commercial Paper Conduit”) sponsored by Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., New York Branch (“Rabobank”). Aramark Receivables, LLC was formed for the sole purpose of transferring receivables generated by certain of our subsidiaries. Under this receivables facility, we and certain of our subsidiaries transfer without recourse all of our accounts receivable to Aramark Receivables, LLC. As collections reduce previously transferred interests, interests in new, eligible receivables are transferred to Aramark Receivables, LLC, subject to meeting certain conditions. The maximum amount available under the receivables facility is $350.0 million. In addition, the receivables facility includes a seasonal tranche that increases the capacity by $25.0 million at certain times of the year. As of January 1, 2016, $375.0 million was outstanding under the receivables facility.

Availability of funding under the receivables facility depends primarily upon the outstanding accounts receivable balance of our subsidiaries that participate in the facility. Aggregate availability is determined by using a formula that reduces the gross receivables balance by factors that take into account, among other things, historical default and dilution rates, excessive obligor concentrations, average days outstanding and the costs of the facility.

The Commercial Paper Conduit may discontinue funding the receivables facility at any time for any reason. If it does, Rabobank will be obligated to fund the Commercial Paper Conduit’s proportion of the receivables facility.

The final maturity of the receivables facility is May 2, 2017. The receivables facility may be terminated for material breaches of representations and warranties or covenants, bankruptcies of any seller, the collection agent or the transferor, a change of control or certain cross defaults under our senior secured credit facilities or other material indebtedness, among other reasons.

Other Indebtedness

As of January 1, 2016, we had outstanding $55.0 million of secured debt representing capital lease obligations. In addition, we had $17.9 million of other indebtedness outstanding at January 1, 2016, consisting primarily of borrowings by certain of our foreign subsidiaries.

THE EXCHANGE OFFER

In this section, the “issuer,” “we,” “us,” and “our” refer to Aramark Services, Inc. and not to Aramark.

General

We hereby offer to exchange a like principal amount of exchange notes for any or all outstanding notes on the terms and subject to the conditions set forth in this prospectus and accompanying letter of transmittal. We refer to the offer as the “exchange offer.” You may tender some or all of your outstanding notes pursuant to the exchange offer.

As of the date of this prospectus, $400,000,000 aggregate principal amount of 5.125% Senior Notes is outstanding. This prospectus, together with the letter of transmittal, is first being sent to all holders of outstanding notes known to us on or about                 , 2016. The issuer’s obligation to accept outstanding notes for exchange pursuant to the exchange offer is subject to certain conditions set forth under “Conditions to the Exchange Offer” below. We currently expect that each of the conditions will be satisfied and that no waivers will be necessary.

Purpose and Effect of the Exchange Offer

We entered into a registration rights agreement with the initial purchasers of the outstanding notes in which we agreed, under certain circumstances, to file a registration statement relating to an offer to exchange the outstanding notes for exchange notes. We also agreed to use our commercially reasonable best efforts to cause this registration statement to be declared effective and to cause the exchange offer to be consummated within 270 days after the issue date of the outstanding notes. The exchange notes will have terms substantially identical to the terms of the outstanding notes, except that the exchange notes will not contain terms with respect to transfer restrictions, registration rights or additional interest upon a failure to fulfill certain of our obligations under the registration rights agreement. The outstanding notes were issued on December 17, 2015.

Under the circumstances set forth below, we will use our commercially reasonable best efforts to cause the SEC to declare effective a shelf registration statement with respect to the resale of the outstanding notes within the time periods specified in the registration rights agreement and to keep the shelf registration statement effective for two years or such shorter period ending when all outstanding notes or exchange notes covered by the statement have been sold in the manner set forth and as contemplated in the statement or to the extent that the applicable provisions of Rule 144(k) under the Securities Act are amended or revised. These circumstances include:

•	if applicable law or interpretations of the staff of the SEC do not permit the issuer and the guarantors to effect this exchange offer;

•	if for any other reason the exchange offer is not consummated within 270 days of the issue date of the outstanding notes;

•	any initial purchaser requests in writing to the issuer within 30 days after the consummation of this exchange offer with respect to outstanding notes that are not eligible to be exchanged for exchange notes in this exchange offer and held by it following the consummation of this exchange offer; or

•	if any holder of the outstanding notes that participates in this exchange offer does not receive exchange notes that may be sold without restriction in exchange for its tendered outstanding notes (other than due solely to the status of such holder as an affiliate of the issuer) and notifies the issuer within 30 days after becoming aware of restrictions.

If we fail to comply with certain obligations under the registration rights agreement, we will be required to pay additional interest to holders of the outstanding notes and the exchange notes required to be registered on a shelf registration statement. Please read the section “Registration Rights” for more details regarding the registration rights agreement.

Each holder of outstanding notes that wishes to exchange their outstanding notes for exchange notes in the exchange offer will be required to make the following written representations:

•	any exchange notes to be received by such holder will be acquired in the ordinary course of its business;

•	such holder has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the exchange notes in violation of the provisions of the Securities Act;

•	such holder is not an affiliate of the issuer, as defined by Rule 405 of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; and

•	if such holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of exchange notes.

Each broker-dealer that receives exchange notes for its own account in exchange for outstanding notes, where the broker-dealer acquired the outstanding notes as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. Please see “Plan of Distribution.”

Resale of Exchange Notes

Based on interpretations by the staff of the SEC as set forth in no-action letters issued to third parties referred to below, we believe that you may resell or otherwise transfer exchange notes issued in the exchange offer without complying with the registration and prospectus delivery provisions of the Securities Act, if:

•	you are acquiring the exchange notes in your ordinary course of business;

•	you do not have an arrangement or understanding with any person to participate in a distribution of the exchange notes;

•	you are not an affiliate of the issuer as defined by Rule 405 of the Securities Act; and

•	you are not engaged in, and do not intend to engage in, a distribution of the exchange notes.

If you are an affiliate of the issuer, or are engaging in, or intend to engage in, or have any arrangement or understanding with any person to participate in, a distribution of the exchange notes, or are not acquiring the exchange notes in the ordinary course of your business, then:

•	you cannot rely on the position of the staff of the SEC enunciated in Morgan Stanley & Co., Inc. (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993, or similar no-action letters; and

•	in the absence of an exception from the position stated immediately above, you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the exchange notes.

This prospectus may be used for an offer to resell, for the resale or for other retransfer of exchange notes only as specifically set forth in this prospectus. With regard to broker-dealers, only broker-dealers that acquired the outstanding notes as a result of market-making activities or other trading activities may participate in the exchange offer. Each broker-dealer that receives exchange notes for its own account in exchange for outstanding notes where such outstanding notes were acquired by such broker-dealer as a result of market-making activities or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale of the exchange notes. Please read “Plan of Distribution” for more details regarding the transfer of exchange notes.

Terms of the Exchange Offer

On the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept for exchange in the exchange offer outstanding notes that are validly tendered and not validly withdrawn prior to the expiration date. Outstanding notes may only be tendered in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. We will issue $2,000 principal amount or an integral multiple of $1,000 of exchange notes in exchange for a corresponding principal amount of outstanding notes surrendered in the exchange offer.

The form and terms of the exchange notes will be substantially identical to the form and terms of the outstanding notes, except that the exchange notes will not contain terms with respect to transfer restrictions, registration rights or additional interest upon a failure to fulfill certain of our obligations under the registration rights agreement. The exchange notes will evidence the same debt as the outstanding notes. The exchange notes will be issued under and entitled to the benefits of the same indenture under which the outstanding notes were issued, and the exchange notes and the outstanding notes will constitute a single class for all purposes under the indenture. For a description of the indenture, please see “Description of Notes.”

The exchange offer is not conditioned upon any minimum aggregate principal amount of outstanding notes being tendered for exchange.

As of the date of this prospectus, $400.0 million aggregate principal amount of 5.125% Senior Notes is outstanding. This prospectus and a letter of transmittal are being sent to all registered holders of outstanding notes. There will be no fixed record date for determining registered holders of outstanding notes entitled to participate in the exchange offer.

We intend to conduct the exchange offer in accordance with the provisions of the registration rights agreement, the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC. Outstanding notes that are not tendered for exchange in the exchange offer will remain outstanding and continue to accrue interest and will be entitled to the rights and benefits that such holders have under the indenture relating to such holders’ outstanding notes, except for any rights under the registration rights agreement that by their terms terminate upon the consummation of the exchange offer.

We will be deemed to have accepted for exchange properly tendered outstanding notes when we have given oral or written notice of the acceptance to the exchange agent. The exchange agent will act as agent for the tendering holders for the purposes of receiving the exchange notes from us and delivering exchange notes to holders. Subject to the terms of the registration rights agreement, we expressly reserve the right to amend or terminate the exchange offer and to refuse to accept the occurrence of any of the conditions specified below under “—Conditions to the Exchange Offer.”

Holders who tender outstanding notes in the exchange offer will not be required to pay brokerage commissions or fees or, subject to the instructions in the letter of transmittal, transfer taxes with respect to the exchange of outstanding notes. We will pay all charges and expenses, other than certain applicable taxes described below, in connection with the exchange offer. It is important that you read “—Fees and Expenses” below for more details regarding fees and expenses incurred in the exchange offer.

Expiration Date; Extensions, Amendments

As used in this prospectus, the term “expiration date” means 5:00 p.m., New York City time, on                     , 2016 which is the 21st business day after the date of this prospectus. However, if we, in our sole discretion, extend the period of time for which the exchange offer is open, the term “expiration date” will mean the latest time and date to which we shall have extended the expiration of the exchange offer.

To extend the period of time during which the exchange offer is open, we will notify the exchange agent of any extension by oral or written notice, followed by notification to the registered holders of the outstanding notes no later than 9:00 a.m., New York City time, on the business day after the previously scheduled expiration date.

We reserve the right, in our sole discretion:

•	to delay accepting for exchange any outstanding notes (only if we amend or extend the exchange offer);

•	to extend the exchange offer or to terminate the exchange offer and to refuse to accept outstanding notes not previously accepted if any of the conditions set forth below under “—Conditions to the Exchange Offer” have not been satisfied, by giving oral or written notice of such delay, extension or termination to the exchange agent; and

•	subject to the terms of the registration rights agreement, to amend the terms of the exchange offer in any manner.

Any delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by oral or written notice to the registered holders of the outstanding notes. If we amend the exchange offer in a manner that we determine to constitute a material change, including the waiver of a material condition, we will promptly disclose the amendment by press release or other public announcement as required by Rule 14e-1(d) of the Exchange Act and will extend the offer period if necessary so that at least five business days remain in the offer following notice of the material change.

Conditions to the Exchange Offer

Despite any other term of the exchange offer, we will not be required to accept for exchange, or to issue exchange notes in exchange for, any outstanding notes, and we may terminate or amend the exchange offer as provided in this prospectus before accepting any outstanding notes for exchange, if:

•	the exchange offer, or the making of any exchange by a holder of outstanding notes, violates any applicable law or interpretation of the staff of the SEC;

•	any action or proceeding shall have been instituted or threatened in any court or by any governmental agency that might materially impair our ability to proceed with the exchange offer, and any material adverse development shall have occurred in any existing action or proceeding with respect to us; or

•	all governmental approvals shall not have been obtained, which approvals we deem necessary for the consummation of the exchange offer.

In addition, we will not be obligated to accept for exchange the outstanding notes of any holder that has not made to us:

•	the representations described under “—Purpose and Effect of the Exchange Offer” and “—Procedures for Tendering Outstanding Notes”; and

•	any other representations as may be reasonably necessary under applicable SEC rules, regulations, or interpretations to make available to us an appropriate form for registration of the exchange notes under the Securities Act.

We expressly reserve the right at any time or at various times to extend the period of time during which the exchange offer is open. Consequently, we may delay acceptance of any outstanding notes by notice by press release or other public announcement as required by Rule 14e-1(d) of the Exchange Act of such extension to their holders. During any such extensions, all outstanding notes previously tendered will remain subject to the exchange offer, and we may accept them for exchange. We will return any outstanding notes that we do not accept for exchange for any reason without expense to their tendering holder promptly after the expiration or termination of the exchange offer.

We expressly reserve the right to amend or terminate the exchange offer and to reject for exchange any outstanding notes not previously accepted for exchange upon the occurrence of any of the conditions of the exchange offer specified above. We will give notice by press release or other public announcement as required by Rule 14e-1(d) of the Exchange Act of any extension, amendment, non-acceptance or termination to the holders of the outstanding notes promptly. In the case of any extension, such notice will be issued no later than 9:00 a.m., New York City time, on the business day after the previously scheduled expiration date.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances that may give rise to them so long as such circumstances do not arise due to our action or inaction or waive them in whole or in part at any or at various times in our sole discretion. If we fail at any time to exercise any of the foregoing rights, this failure will not constitute a waiver of such right. Each such right will be deemed an ongoing right that we may assert at any time or at various times.

Procedures for Tendering Outstanding Notes

Only a holder of outstanding notes may tender their outstanding notes in the exchange offer. To tender outstanding notes in the exchange offer, a holder must comply with either of the following:

•	complete, sign and date the letter of transmittal or a facsimile of the letter of transmittal, have the signature on the letter of transmittal guaranteed if required by the letter of transmittal and mail or deliver such letter of transmittal or facsimile to the exchange agent prior to the expiration date; or

•	comply with DTC’s Automated Tender Offer Program procedures described below.

In addition:

•	the exchange agent must receive outstanding notes along with the letter of transmittal prior to the expiration date;

•	the exchange agent must receive a timely confirmation of book-entry transfer of outstanding notes into the exchange agent’s account at DTC according to the procedure for book-entry transfer described below or a properly transmitted agent’s message prior to the expiration date; or

•	the holder must comply with the guaranteed delivery procedures described below.

To be tendered effectively, the exchange agent must receive any physical delivery of the letter of transmittal and other required documents at the address set forth below under “—Exchange Agent” prior to the expiration date.

A tender to us that is not withdrawn prior to the expiration date constitutes an agreement between us and the tendering holder upon the terms and subject to the conditions described in this prospectus and in the letter of transmittal.

The method of delivery of outstanding notes, letters of transmittal and all other required documents to the exchange agent is at the holder’s election and risk. Rather than mail these items, we recommend that holders use an overnight or hand delivery service. In all cases, holders should allow sufficient time to assure timely delivery to the exchange agent before the expiration date. Holders should not send letters of transmittal or certificates representing outstanding notes to us. Holders may request that their respective brokers, dealers, commercial banks, trust companies or other nominees effect the above transactions for them.

If you are a beneficial owner whose outstanding notes are held in the name of a broker, dealer, commercial bank, trust company or other nominee who wishes to participate in the exchange offer, you should promptly contact such party and instruct such person to tender outstanding notes on your behalf. If you wish to tender the outstanding notes yourself, you must, prior to completing and executing the letter of transmittal and delivering your outstanding notes, either:

•	make appropriate arrangements to register ownership of the outstanding notes in your name; or

•	obtain a properly completed bond power from the registered holder of outstanding notes.

The transfer of registered ownership may take considerable time and may not be able to be completed prior to the expiration date.

You must make these arrangements or follow these procedures before completing and executing the letter of transmittal and delivering the outstanding notes.

Signatures on the letter of transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the U.S. or another “eligible guarantor institution” within the meaning of Rule 17A(d)-15 under the Exchange Act unless the outstanding notes surrendered for exchange are tendered:

•	by a registered holder of the outstanding notes who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on the letter of transmittal; or

•	for the account of an eligible guarantor institution.

If the letter of transmittal is signed by a person other than the registered holder of any outstanding notes listed on the outstanding notes, such outstanding notes must be endorsed or accompanied by a properly completed bond power. The bond power must be signed by the registered holder as the registered holder’s name appears on the outstanding notes and an eligible guarantor institution must guarantee the signature on the bond power.

If the letter of transmittal or any certificates representing outstanding notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, those persons should also indicate when signing and, unless waived by us, they should also submit evidence satisfactory to us of their authority to so act.

The exchange agent and DTC have confirmed that any financial institution that is a participant in DTC’s system may use DTC’s Automated Tender Offer Program to tender outstanding notes. Participants in the program may, instead of physically completing and signing the letter of transmittal and delivering it to the exchange agent, electronically transmit their acceptance of the exchange by causing DTC to transfer the outstanding notes to the exchange agent in accordance with DTC’s Automated Tender Offer Program procedures for transfer. DTC will then send an agent’s message to the exchange agent. The term “agent’s message” means a message transmitted by DTC, received by the exchange agent and forming part of the book-entry confirmation, that states that:

•	DTC has received an express acknowledgment from a participant in its Automated Tender Offer Program that is tendering outstanding notes that are the subject of the book-entry confirmation;

•	the participant has received and agrees to be bound by the terms of the letter of transmittal or, in the case of an agent’s message relating to guaranteed delivery, such participant has received and agrees to be bound by the notice of guaranteed delivery; and

•	we may enforce that agreement against such participant.

DTC is referred to herein as a “book-entry transfer facility.”

Acceptance of Outstanding Notes

In all cases, we will, promptly following the expiration date, issue exchange notes for outstanding notes that we have accepted for exchange under the exchange offer only after the exchange agent timely receives:

•	outstanding notes or a timely book-entry confirmation of such outstanding notes into the exchange agent’s account at the book-entry transfer facility; and

•	a properly completed and duly executed letter of transmittal and all other required documents or a properly transmitted agent’s message.

By tendering outstanding notes pursuant to the exchange offer, you will represent to us that, among other things:

•	you are not our affiliate or an affiliate of any guarantor within the meaning of Rule 405 under the Securities Act;

•	you do not have an arrangement or understanding with any person or entity to participate in a distribution of the exchange notes; and

•	you are acquiring the exchange notes in the ordinary course of your business.

In addition, each broker-dealer that is to receive exchange notes for its own account in exchange for outstanding notes must represent that such outstanding notes were acquired by that broker-dealer as a result of market-making activities or other trading activities and must acknowledge that it will deliver a prospectus that meets the requirements of the Securities Act in connection with any resale of the exchange notes. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. See “Plan of Distribution.”

We will interpret the terms and conditions of the exchange offer, including the letter of transmittal and the instructions to the letter of transmittal, and will resolve all questions as to the validity, form, eligibility, including time of receipt, and acceptance of outstanding notes tendered for exchange. Our determinations in this regard will be final and binding on all parties. We reserve the absolute right to reject any and all tenders of any particular outstanding notes not properly tendered or to not accept any particular outstanding notes if the acceptance might, in our or our counsel’s judgment, be unlawful. We also reserve the absolute right to waive any defects or irregularities as to any particular outstanding notes prior to the expiration date.

Unless waived, any defects or irregularities in connection with tenders of outstanding notes for exchange must be cured within such reasonable period of time as we determine. Neither we, the exchange agent, nor any other person will be under any duty to give notification of any defect or irregularity with respect to any tender of outstanding notes for exchange, nor will any of them incur any liability for any failure to give notification. Any outstanding notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holder, unless otherwise provided in the letter of transmittal, promptly after the expiration date.

Book-entry Delivery Procedures

Promptly after the date of this prospectus, the exchange agent will establish an account with respect to the outstanding notes at DTC as the book-entry transfer facility, for purposes of the exchange offer. Any financial institution that is a participant in the book-entry transfer facility’s system may make book-entry delivery of the outstanding notes by causing the book-entry transfer facility to transfer those outstanding notes into the exchange agent’s account at the facility in accordance with the facility’s procedures for such transfer. To be timely, book-entry delivery of outstanding notes requires receipt of a confirmation of a book-entry transfer, a “book-entry confirmation,” prior to the expiration date. In addition, although delivery of outstanding notes may be effected through book-entry transfer into the exchange agent’s account at the book-entry transfer facility, the letter of transmittal or a manually signed facsimile thereof, together with any required signature guarantees and any other required documents, or an “agent’s message,” as defined below, in connection with a book-entry transfer, must, in any case, be delivered or transmitted to and received by the exchange agent at its address set forth on the cover page of the letter of transmittal prior to the expiration date to receive exchange notes for tendered outstanding notes, or the guaranteed delivery procedure described below must be complied with. Tender will not be deemed made until such documents are received by the exchange agent. Delivery of documents to the book-entry transfer facility does not constitute delivery to the exchange agent.

Guaranteed Delivery Procedures

If you wish to tender your outstanding notes but your outstanding notes are not immediately available or you cannot deliver your outstanding notes, the letter of transmittal or any other required documents to the exchange agent or comply with the procedures under DTC’s Automatic Tender Offer Program prior to the expiration date, you may still tender if:

•	the tender is made through an eligible guarantor institution;

•	prior to the expiration date, the exchange agent receives from such eligible guarantor institution either: (i) a properly completed and duly executed notice of guaranteed delivery, by facsimile transmission, mail or hand delivery or (ii) a properly transmitted agent’s message and notice of guaranteed delivery, that (a) sets forth your name and address, the certificate number(s) of such outstanding notes and the principal amount of outstanding notes tendered; (b) states that the tender is being made by that notice of guaranteed delivery; and (c) guarantees that, within three New York Stock Exchange trading days after the expiration date, the letter of transmittal, or facsimile thereof, together with the outstanding notes or a book-entry confirmation, and any other documents required by the letter of transmittal, will be deposited by the eligible guarantor institution with the exchange agent; and

•	the exchange agent receives the properly completed and executed letter of transmittal or facsimile thereof, as well as certificate(s) representing all tendered outstanding notes in proper form for transfer or a book-entry confirmation of transfer of the outstanding notes into the exchange agent’s account at DTC, and all other documents required by the letter of transmittal within three New York Stock Exchange trading days after the expiration date.

Upon request, the exchange agent will send to you a notice of guaranteed delivery if you wish to tender your notes according to the guaranteed delivery procedures.

Withdrawal Rights

Except as otherwise provided in this prospectus, you may withdraw your tender of outstanding notes at any time prior to 5:00 p.m., New York City time, on the expiration date. For a withdrawal to be effective:

•	the exchange agent must receive a written notice, which may be by telegram, telex, facsimile or letter, of withdrawal; or

•	you must comply with the appropriate procedures of DTC’s Automated Tender Offer Program system;

Any notice of withdrawal must:

•	specify the name of the person who tendered the outstanding notes to be withdrawn;

•	identify the outstanding notes to be withdrawn, including the certificate numbers and principal amount of the outstanding notes; and

•	where certificates for outstanding notes have been transmitted, specify the name in which such outstanding notes were registered, if different from that of the withdrawing holder.

If certificates for outstanding notes have been delivered or otherwise identified to the exchange agent, then, prior to the release of such certificates, you must also submit:

•	the serial numbers of the particular certificates to be withdrawn; and

•	a signed notice of withdrawal with signatures guaranteed by an eligible institution unless you are an eligible guarantor institution.

If outstanding notes have been tendered pursuant to the procedures for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn outstanding notes and otherwise comply with the procedures of the facility. We will determine all questions as to the validity, form and eligibility, including time of receipt of notices of withdrawal and our determination will be final and binding on all parties. Any outstanding notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offers. Any outstanding notes that have been tendered for exchange but that are not exchanged for any reason will be returned to their holder, without cost to the holder, or, in the case of book-entry transfer, the outstanding notes will be credited to an account at the book-entry transfer facility, promptly after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn outstanding notes may be retendered by following the procedures described under “—Procedures for Tendering Outstanding Notes” above at any time on or prior to the expiration date.

Exchange Agent

The Bank of New York Mellon has been appointed as the exchange agent for the exchange offer. The Bank of New York Mellon also acts as trustee under the indenture governing the notes. You should direct all executed letters of transmittal and any notice of guaranteed delivery and all questions and requests for assistance, requests for additional copies of this prospectus or of the letters of transmittal, and requests for notices of guaranteed delivery to the exchange agent addressed as follows:

The Bank of New York Mellon

Corporate Trust/Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attn: Pamela Adamo

Phone: (315) 414-3317

Fax: (732) 667-9408

If you deliver the letter of transmittal or the notice of guaranteed delivery to an address other than the one set forth above or transmit instructions via facsimile other than the one set forth above, that delivery of those instructions will not be effective.

Fees and Expenses

The registration rights agreement provides that we will bear all expenses in connection with the performance of our obligations relating to the registration of the exchange notes and the conduct of the exchange offer. These expenses include registration and filing fees, accounting and legal fees and printing costs, among others. We will pay the exchange agent reasonable and customary fees for its services and reasonable out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for customary mailing and handling expenses incurred by them in forwarding this prospectus and related documents to their clients that are holders of outstanding notes and for handling or tendering for such clients.

We have not retained any dealer-manager in connection with the exchange offer and will not pay any fee or commission to any broker, dealer, nominee or other person, other than the exchange agent, for soliciting tenders of outstanding notes pursuant to the exchange offer. We will record the expenses of the exchange offer as incurred.

Accounting Treatment

We will record the exchange notes in our accounting records at the same carrying value as the outstanding notes, which is the aggregate principal amount as reflected in our accounting records on the date of exchanges. Accordingly, we will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer.

Transfer Taxes

We will pay all transfer taxes, if any, applicable to the exchanges of outstanding notes under the exchange offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if:

•	certificates representing outstanding notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of outstanding notes tendered;

•	tendered outstanding notes are registered in the name of any person other than the person signing the letter of transmittal; or

•	a transfer tax is imposed for any reason other than the exchange of outstanding notes under the exchange offer.

If satisfactory evidence of payment of such taxes is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed to that tendering holder.

Holders who tender their outstanding notes for exchange will not be required to pay any transfer taxes. However, holders who instruct us to register exchange notes in the name of, or request that outstanding notes not tendered or not accepted in the exchange offer be returned to, a person other than the registered tendering holder will be required to pay any applicable transfer tax.

Consequences of Failure to Exchange

If you do not exchange your outstanding notes for exchange notes under the exchange offer, your outstanding notes will remain subject to the restrictions on transfer of such outstanding notes as set forth in the legend printed on the outstanding notes as a consequence of the issuance of the outstanding notes pursuant to the exemptions from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In general, you may not offer or sell your outstanding notes unless they are registered under the Securities Act or if the offer or sale is exempt from registration under the Securities Act and applicable state securities laws. Except as required by the registration rights agreement, we do not intend to register resales of the outstanding notes under the Securities Act.

Other

Participating in the exchange offer is voluntary, and you should carefully consider whether to accept. You are urged to consult your financial and tax advisors in making your own decision on what action to take.

We may in the future seek to acquire untendered outstanding notes in open market or privately negotiated transactions, through subsequent exchange offer or otherwise. We have no present plans to acquire any outstanding notes that are not tendered in the exchange offer or to file a registration statement to permit resales of any untendered outstanding notes.

DESCRIPTION OF NOTES

General

Aramark Services, Inc. issued $400.0 million in aggregate principal amount of 5.125% Senior Notes due 2024 under an indenture, dated as of the Issue Date (the “Indenture”), among Aramark, as parent guarantor, Aramark Services, Inc., The Bank of New York Mellon, as trustee, and the Guarantors. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the “Trust Indenture Act”).

You can find the definitions of certain capitalized terms used in this description under “Certain Definitions.” In this description, the “Company” refers to Aramark Services, Inc. and not to any of its Subsidiaries. References to the “Notes” refer to both the outstanding notes and the exchange notes.

The Notes are guaranteed on a senior basis by each direct and indirect Restricted Subsidiary of the Company that is a Domestic Subsidiary and that guarantees the obligations of the Company under the Company’s Senior Credit Facilities. The Indenture provides that any direct or indirect parent company of the Company may guarantee the Notes and in such case will allow the Company to satisfy its reporting obligations under the Indenture by furnishing financial information relating to the parent. Aramark as parent guarantor guarantees the Notes for purposes of financial reporting, but is not be subject to the covenants that apply to Aramark Services, Inc. or its Restricted Subsidiaries under the Notes. As Aramark is a holding company with no operations or assets other than stock of the direct parent of the Company, you should not assign any value to its guarantee.

The following description is only a summary of the material provisions of the Notes and the Indenture. We urge you to read the Indenture because it, and not this description, defines your rights as a Holder of Notes. Copies of the Indenture are available upon request to the Company.

Brief Description of the Notes and the Guarantees

The Notes:

•	are general unsecured, senior obligations of the Company;

•	rank pari passu in right of payment with all existing and future Senior Indebtedness of the Company, including Indebtedness under the Senior Credit Facilities and the Existing Notes;

•	are effectively subordinated to all Secured Indebtedness of the Company, including Indebtedness under the Senior Credit Facilities, to the extent of the collateral securing such Indebtedness;

•	are structurally subordinated to all existing and future Indebtedness and claims of holders of Preferred Stock of Subsidiaries of the Company that do not guarantee the Notes;

•	rank senior in right of payment to all existing and future Subordinated Indebtedness of the Company;

•	are guaranteed on a senior unsecured basis by Aramark as parent guarantor and the Guarantors that guarantee the Senior Credit Facilities; and

•	are subject to registration with the SEC pursuant to the Registration Rights Agreement.

The Guarantee of each Guarantor:

•	is a senior obligation of such Guarantor;

•	ranks pari passu in right of payment with all existing and future Senior Indebtedness of such Guarantor, including its guarantee under the Senior Credit Facilities and the Existing Notes;

•	is effectively subordinated to all Secured Indebtedness of such Guarantor, including its guarantee under the Senior Credit Facilities, to the extent of the collateral securing such Indebtedness;

•	is structurally subordinated to all existing and future Indebtedness and claims of holders of Preferred Stock of Subsidiaries of such Guarantor that do not guarantee the Notes;

•	ranks senior in right of payment to all existing and future Subordinated Indebtedness of such Guarantor; and

•	is subject to registration with the SEC pursuant to the Registration Rights Agreement.

Principal, Maturity and Interest

The Company issued on the Issue Date $400.0 million in aggregate principal amount of Notes (the “Initial Notes”). The Company may issue additional Notes under the Indenture from time to time after this offering subject to the covenant described below under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” (the “Additional Notes”). The Initial Notes and any Additional Notes subsequently issued under the Indenture shall be treated as a single class for all purposes under the Indenture, including waivers, amendments, redemptions and offers to purchase (except in the limited circumstances set forth below under “Amendment, Supplement and Waiver”). Unless the context requires otherwise, references to “Notes” for all purposes of the Indenture and this “Description of Notes” include any Additional Notes that are actually issued.

Interest on the Notes accrues at the rate of 5.125% per annum and is payable semi-annually in arrears on January 15 and July 15, commencing on July 15, 2016, to the Holders of Notes of record on the immediately preceding January 1 and July 1. Interest on the Notes will accrue from the most recent date to which interest has been paid with respect thereto or, if no interest has been paid with respect thereto, from and including the Issue Date. Interest on the Notes is computed on the basis of a 360-day year comprised of twelve 30-day months.

Maturity and Payments

The Notes will mature on January 15, 2024. Additional Interest may accrue on the Notes in certain circumstances pursuant to the Registration Rights Agreement as described under “Registration Rights.” All references in the Indenture and this “Description of Notes,” in any context, to any interest or other amount payable on or with respect to the Notes shall be deemed to include any Additional Interest pursuant to the Registration Rights Agreement.

Principal of, premium, if any, and interest on the Notes will be payable at the office or agency of the Company maintained for such purpose within the State of New York or, at the option of the Company, payments of interest may be made by check mailed to the Holders at their respective addresses set forth in the register of Holders; provided that all payments of principal, premium, if any, and interest with respect to Notes represented by one or more global notes registered in the name of or held by DTC or its nominee will be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof. The Notes will be issued in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000.

Guarantees

Each direct and indirect Restricted Subsidiary of the Company that is a Domestic Subsidiary and that guarantees the obligations of the Company under the Company’s Senior Credit Facilities (which on the Issue Date will be each Domestic Subsidiary other than Receivables Subsidiaries and certain immaterial subsidiaries) will jointly and severally, fully and unconditionally guarantee, as primary obligors and not merely as sureties, on a senior unsecured basis, the performance and full and punctual payment when due, whether at maturity, by acceleration or otherwise, of all obligations of the Company under the Indenture and the Notes, whether for payment of principal of, or interest on or Additional Interest in respect of the Notes, expenses, indemnification or otherwise, on the terms set forth in the Indenture by executing the Indenture. None of our Restricted Subsidiaries that are Foreign Subsidiaries or any Receivables Subsidiary and certain immaterial subsidiaries will guarantee the

Notes. Although Aramark is providing a guarantee of the Notes for purposes of financial reporting, it is not a “Guarantor” and its guarantee is not a “Guarantee,” in each case as defined in and for purposes of this “Description of Notes.”

Each Guarantee will be a general unsecured senior obligation of the applicable Guarantor, will rank pari passu in right of payment with all existing and any future Senior Indebtedness of such Guarantor, will be effectively subordinated to all Secured Indebtedness of such Guarantor to the extent of the collateral securing such Indebtedness, and will rank senior in right of payment to all existing and any future Subordinated Indebtedness of such Guarantor. The Notes will be structurally subordinated to Indebtedness of Subsidiaries of the Company that do not guarantee the Notes. See also “Brief Description of the Notes and the Guarantees.”

Each Guarantee will contain a provision intended to limit the Guarantor’s liability thereunder to the maximum amount that it could incur without causing the incurrence of obligations under its Guarantee to be a fraudulent transfer. This provision may not, however, be effective to protect a Guarantee from being voided under fraudulent transfer law, or may reduce the Guarantor’s obligation to an amount that effectively makes its Guarantee worthless. See “Risk Factors—Risks Related to the Notes—Federal and state fraudulent transfer laws may permit a court to void or limit the amount payable under the notes or the guarantees, and, if that occurs, you may receive limited or no payments on the notes and guarantees affected.”

Each Guarantor may consolidate with or merge into or sell all or substantially all its assets to (A) the Company or another Guarantor without limitation or (B) any other Person upon the terms and conditions set forth in the Indenture. See “Certain Covenants—Merger, Consolidation or Sale of All or Substantially All Assets.”

The Guarantee of a Guarantor will automatically and unconditionally be released and discharged upon:

(1) (a)	the sale, disposition or other transfer (including through merger or consolidation) of all of the Capital Stock (or any sale, disposition or other transfer of Capital Stock following which such Guarantor is no longer a Restricted Subsidiary), or all or substantially all the assets, of such Guarantor (other than a sale, disposition or other transfer to a Restricted Subsidiary) if such sale, disposition or other transfer is made in compliance with the applicable provisions of the Indenture;

(b)	the designation by the Company of such Guarantor as an Unrestricted Subsidiary in accordance with the provisions of the Indenture as described under “Certain Covenants—Limitation on Restricted Payments” and the definition of “Unrestricted Subsidiary”;

(c)	the release or discharge of such Guarantor from its guarantee of Indebtedness under the Senior Credit Facilities or the guarantee that resulted in the obligation of such Guarantor to guarantee the Notes, in each case, if such Guarantor would not then otherwise be required to guarantee the Notes pursuant to the covenant described under “Certain Covenants—Limitation on Guarantees of Indebtedness by Restricted Subsidiaries,” (treating any guarantees of such Guarantor that remain outstanding as incurred at least 30 days prior to such release) except, in each case, a release or discharge by, or as a result of, payment under such guarantee or payment in full of the Indebtedness under the Senior Credit Facilities; or

(d)	the exercise by the Company of its legal defeasance option or its covenant defeasance option, as described under “Legal defeasance and covenant defeasance” or if the Company’s obligations under the Indenture are discharged in accordance with the terms of the Indenture;

(2)	in the case of clause (1)(a) above, the release of such Guarantor from its guarantee, if any, of and all pledges and security, if any, granted in connection with, the Senior Credit Facilities and any other Indebtedness of the Company or any Restricted Subsidiary (except with respect to a Restricted Subsidiary included in a Designated Business, Indebtedness of a Designated Business permitted by clause (y) of the second paragraph of the covenant described under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified and Preferred Stock”); and

(3)	such Guarantor delivering to the Trustee an Officers’ Certificate and an opinion of counsel, each stating that all conditions precedent provided for in the Indenture relating to such transaction have been complied with.

Ranking

The Indebtedness evidenced by the Notes and the Guarantees will be Senior Indebtedness of the Company or the applicable Guarantor, as the case may be, and will rank equal in right of payment with all existing and future Senior Indebtedness of the Company and the Guarantors, as the case may be, including the Obligations of the Company and the Guarantors under the Senior Credit Facilities and the Existing Notes. However, the Notes will be effectively subordinated to all of the Company’s and the Guarantors’ existing and future Secured Indebtedness (including Indebtedness under the Senior Credit Facilities) to the extent of the value of the assets securing such Indebtedness.

As of January 1, 2016, the Company and its Subsidiaries had $5,587.2 million (recorded at $5,540.2 million to reflect original issue discount and debt issuance costs) aggregate principal amount of Indebtedness outstanding (excluding unused commitments), including Indebtedness represented by the Notes, $1,000.0 million of Indebtedness represented by the Existing Notes, $3,739.4 million of Indebtedness outstanding under the Senior Credit Facilities (recorded at $3,707.2 million to reflect original issue discount and debt issuance costs), $375.0 million of Indebtedness outstanding under the Receivables Facility and $55.0 million of Indebtedness in respect of Capitalized Lease Obligations. In addition, as of January 1, 2016, the Company and its Subsidiaries were able to incur an additional $669.2 million of Indebtedness under the Senior Credit Facilities.

A significant portion of the operations of the Company are conducted through its Subsidiaries. Unless the Subsidiary is a Guarantor, claims of creditors of such Subsidiaries, including trade creditors, and claims of preferred stockholders (if any) of such Subsidiaries generally will have priority with respect to the assets and earnings of such Subsidiaries over the claims of creditors of the Company, including the holders of the Notes. The Notes, therefore, will be structurally subordinated to holders of Indebtedness and other creditors (including trade creditors) and preferred stockholders (if any) of Subsidiaries of the Company that are not Guarantors. Although the Indenture will limit the incurrence of Indebtedness by and the issuance of Disqualified Stock and preferred stock of certain of the Company’s Subsidiaries, such limitation is subject to a number of significant qualifications. See “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.”

Not all of our Subsidiaries guarantee the Notes. As of January 1, 2016, our non-guarantor Subsidiaries had $1,304.5 million of total indebtedness and other claims and liabilities, all of which would have been structurally senior to the Notes. In the event of a bankruptcy, liquidation or reorganization of any of these non-guarantor Subsidiaries, the non-guarantor Subsidiaries will pay the holders of their debt and other liabilities, including their trade creditors and holders of their preferred stock, if any, before they will be able to distribute any of their assets to us. Our non-guarantor Subsidiaries accounted for $3,797.0 million, or approximately 27%, of our sales and $162.0 million, or approximately 26%, of our operating income, in each case for fiscal 2015, and $2,331.1 million, or approximately 23%, of our total assets and $1,304.5 million (excluding intercompany liabilities), or approximately 16%, of our total liabilities, in each case as of January 1, 2016.

Although the Indenture contains limitations on the amount of additional Indebtedness that the Company and the Restricted Subsidiaries may incur, under certain circumstances the amount of such Indebtedness could be substantial. Moreover, the Indenture does not impose any limitation on the incurrence of liabilities that are not considered Indebtedness under the Indenture. See “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.”

Paying Agent and Registrar for the Notes

The Company maintains one or more paying agents for the Notes in the Borough of Manhattan, City of New York. The initial paying agent for the Notes is the Trustee.

The Company also maintains a registrar with offices in the Borough of Manhattan, City of New York. The initial registrar is the Trustee. The registrar maintains a register reflecting ownership of the Notes outstanding from time to time and makes payments on and facilitate transfers of Notes on behalf of the Company.

The Company may change the paying agents or the registrars without prior notice to the Holders. The Company or any of its Subsidiaries may act as a paying agent or registrar.

Mandatory Redemption; Offer to Purchase; Open Market Purchases

The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes. However, under certain circumstances, the Company may be required to offer to purchase Notes as described under “Repurchase at the Option of Holders.” The Company may from time to time acquire Notes by means other than a redemption, whether by tender offer, in open market purchases, through negotiated transactions or otherwise, in accordance with applicable securities laws.

Optional Redemption

On or after January 15, 2019, the Company may redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice at the redemption prices (expressed as percentages of principal amount of the Notes to be redeemed) set forth below, plus accrued and unpaid interest, and Additional Interest, if any, to but not including the applicable redemption date, subject to the right of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on January 15 of each of the years indicated below:

Year	Percentage
2019	103.844%
2020	102.563%
2021	101.281%
2022 and thereafter	100.000%

Prior to January 15, 2019, the Company may, at its option, redeem up to 40% of the sum of the aggregate principal amount of all Notes issued under the Indenture at a redemption price equal to 105.125% of the aggregate principal amount thereof, plus accrued and unpaid interest, and Additional Interest, if any, to but not including the redemption date, subject to the right of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date, with the net cash proceeds of one or more Equity Offerings of the Company or any direct or indirect parent of the Company to the extent such net proceeds are contributed to the Company; provided that:

•	at least 50% of the sum of the aggregate principal amount of Notes originally issued under the Indenture and any Additional Notes that are issued under the Indenture after the Issue Date remain outstanding immediately after the occurrence of each such redemption; and

•	each such redemption occurs within 90 days of the date of closing of each such Equity Offering.

At any time prior to January 15, 2019, the Company may redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Additional Interest, if any, to but not including the redemption date, subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

Notice of any redemption upon any Equity Offering or in connection with a transaction (or series of related transactions) that constitutes a Change of Control may be given prior to the redemption thereof.

Any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a Change of Control, an Equity Offering, other offering or other corporate transaction or event.

The Company may acquire notes by means other than a redemption, whether by tender offer, open market purchases, negotiated transactions or otherwise, in accordance with applicable securities laws, so long as such acquisition does not otherwise violate the terms of the Indenture.

Selection and Notice

If the Company is redeeming less than all of the Notes at any time, the Trustee will select the Notes of such series to be redeemed (a) if the Notes are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which such Notes are listed or (b) if such Notes are not so listed, on a pro rata basis or by lot or such other method as may be required by the applicable depository. No Notes of $2,000 or less shall be redeemed in part.

Notices of redemption shall be delivered electronically or mailed by first-class mail, postage prepaid, at least 30 days but not more than 60 days before the redemption date to each Holder at such Holder’s registered address, except that notices of redemption may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture. If any Note is to be redeemed in part only, any notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.

A new Note in principal amount equal to the unredeemed portion of any Note redeemed in part will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption become due and payable on the date fixed for redemption, unless such redemption is conditioned on the happening of a future event. On and after the redemption date, unless the Company defaults in the redemption payment, interest shall cease to accrue on the Note or portions thereof called for redemption.

Repurchase at the Option of Holders

Change of Control

If a Change of Control occurs, unless the Company has previously or concurrently mailed or transmitted electronically a redemption notice with respect to all outstanding Notes as described under “Optional Redemption,” the Company will make an offer to purchase all of the Notes pursuant to the offer described below (the “Change of Control Offer”) at a price in cash (the “Change of Control Payment”) equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, and Additional Interest, if any, to the date of purchase, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control, the Company will send notice of such Change of Control Offer electronically or by first class mail, with a copy to the Trustee, to each Holder to the address of such Holder appearing in the security register with a copy to the Trustee or otherwise in accordance with the procedures of DTC, with the following information:

(1)	a Change of Control Offer is being made pursuant to this covenant, and all Notes properly tendered pursuant to such Change of Control Offer will be accepted for payment by the Company;

(2)	the purchase price and the purchase date, which will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”);

(3)	any Note not properly tendered will remain outstanding and continue to accrue interest;

(4)	unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest on the Change of Control Payment Date;

(5)	Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of such Notes completed, to the paying agent specified in the notice at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(6)	Holders will be entitled to withdraw their tendered Notes and their election to require the Company to purchase such Notes; provided that the paying agent receives, not later than the close of business on the last day of the offer period, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes tendered for purchase, and a statement that such Holder is withdrawing its tendered Notes and its election to have such Notes purchased;

(7)	Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $2,000 or an integral multiple of $1,000 in excess thereof; and

(8)	if such notice is delivered prior to the occurrence of a Change of Control, such notice shall state that the Change of Control Offer is conditional on the occurrence of such Change of Control and describe such condition, and, if applicable, state that, in the Company’s discretion, the Change of Control Payment Date may be delayed until such time as any or all such conditions shall be satisfied, or that such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Change of Control Payment Date, or by the Change of Control Payment Date as so delayed.

While the Notes are in global form and the Company makes an offer to purchase all of the Notes pursuant to the Change of Control Offer, a Holder may exercise its option to elect for the purchase of the Notes through the facilities of DTC, subject to its rules and regulations.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws or regulations are applicable in connection with the repurchase of the Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of the Indenture, the Company will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in the Indenture by virtue thereof.

On the Change of Control Payment Date, the Company will, to the extent permitted by law,

(1)	accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer,

(2)	deposit with the paying agent an amount equal to the aggregate Change of Control Payment in respect of all Notes or portions thereof so tendered, and

(3)	deliver, or cause to be delivered, to the Trustee for cancellation the Notes so accepted together with an Officers’ Certificate stating that such Notes or portions thereof have been tendered to and purchased by the Company.

The paying agent will promptly mail to each Holder the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

The Senior Credit Facilities (subject to limited exceptions), and future credit agreements or other agreements to which the Company becomes a party may, prohibit the Company from purchasing any Notes as a result of a Change of Control. In the event a Change of Control occurs at a time when the Company is prohibited from purchasing the Notes, the Company could seek the consent of their lenders to permit the purchase of the Notes or could attempt to refinance the borrowings and notes that contain such prohibition. If the Company does not obtain such consent or repay such borrowings, the Company will remain prohibited from purchasing the Notes. In such case, the Company’s failure to purchase tendered Notes would constitute an Event of Default under the Indenture.

The Senior Credit Facilities provide that the occurrence of certain change of control events with respect to the Company (including a Change of Control under the Indenture) constitute a default thereunder. If the Company experiences a change of control that triggers a default under the Senior Credit Facilities or cross-defaults under any other Indebtedness or the Receivables Facility, the Company could seek a waiver of such defaults or seek to refinance the Indebtedness outstanding under the Senior Credit Facilities and such other Indebtedness. In the event the Company does not obtain such a waiver or refinance the Indebtedness outstanding under the Senior Credit Facilities and such other Indebtedness, such defaults could result in amounts outstanding under the Senior Credit Facilities and such other Indebtedness being declared due and payable and cause the Receivables Facility to be wound down. The Company’s ability to pay cash to the Holders of Notes following the occurrence of a Change of Control may be limited by its then existing financial resources. There can be no assurance that sufficient funds will be available when necessary to make any required repurchases. See “Risk Factors—Risks Related to the Notes—We may not be able to repurchase the notes upon a change of control.”

The Company is not required to make a Change of Control Offer following a Change of Control if a third party makes the Change of Control Offer in the manner, at the time and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer. A Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

The Change of Control purchase feature of the Notes may in certain circumstances make more difficult or discourage a sale or takeover of the Company and, thus, the removal of incumbent management. The Change of Control purchase feature is a result of negotiations between the Company and the Initial Purchasers. We have no current intention to engage in a transaction involving a Change of Control, although it is possible that we could decide to do so in the future. Subject to the limitations discussed below, we could, in the future, enter into certain transactions, including acquisitions, refinancings or other recapitalizations, that would not constitute a Change of Control under the Indenture, but that could increase the amount of indebtedness outstanding at such time or otherwise affect our capital structure or credit ratings. Restrictions on our ability to incur additional Indebtedness are contained in the covenant described under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.” Such restrictions can be waived with the consent of the holders of a majority in principal amount of the Notes then outstanding. Except for the limitations contained in such covenant, however, the Indenture will not contain any covenants or provisions that may afford Holders protection in the event of a highly leveraged transaction.

The definition of “Change of Control” includes a disposition of all or substantially all of the assets of the Company to any Person. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve a disposition of “all or substantially all” of the assets of the Company. As a result, it may be unclear as to whether a Change of Control has occurred and whether a Holder may require the Company to make an offer to repurchase the Notes as described above.

The provisions under the Indenture relating to the Company’s obligation to make an offer to repurchase the Notes as a result of a Change of Control, including the definition of “Change of Control,” may be waived or modified with the written consent of the Holders of a majority in principal amount of the Notes.

Asset Sales

The Indenture provides that the Company will not, and will not permit any Restricted Subsidiary to, cause, make or suffer to exist an Asset Sale, unless:

(1)	the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value (as determined in good faith by the Company) of the assets sold or otherwise disposed of; and

(2)	except in the case of a Permitted Asset Swap, at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; provided that the amount of:

(a)	any liabilities (as shown on the most recent consolidated balance sheet of the Company or in the footnotes thereto) of the Company or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the Notes, that are assumed by the transferee of any such assets (or a third party on behalf of the transferee) and for which the Company or such Restricted Subsidiary has been validly released by all creditors,

(b)	any securities, notes or other obligations or assets received by the Company or such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of such Asset Sale, and

(c)	any Designated Noncash Consideration received by the Company or such Restricted Subsidiary in such Asset Sale having an aggregate fair market value, taken together with all other Designated Noncash Consideration received pursuant to this clause (c) that is at that time outstanding, not to exceed the greater of (x) $300.0 million and (y) 3.0% of Total Assets at the time of the receipt of such Designated Noncash Consideration, with the fair market value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash for purposes of this provision and for no other purpose.

Within 450 days after any of the Company’s or any Restricted Subsidiary’s receipt of the Net Proceeds of any Asset Sale, the Company or such Restricted Subsidiary may, at its option, apply the Net Proceeds from such Asset Sale:

(1)	to permanently reduce (a) Obligations under any Senior Indebtedness of the Company or any Guarantor (other than Obligations owed to the Company or a Restricted Subsidiary) and, in the case of Obligations under revolving credit facilities or other similar Indebtedness, to correspondingly permanently reduce commitments with respect thereto; provided that if the Company or any Restricted Subsidiary shall so reduce Obligations under any Senior Indebtedness that is not secured by a Lien permitted by the Indenture, the Company or such Guarantor will, equally and ratably, reduce Obligations under the Notes by, at its option, (i) redeeming Notes, (ii) making an offer (in accordance with the procedures set forth below for an Asset Sale Offer) to all Holders to purchase their Notes at 100% of the principal amount thereof, plus the amount of accrued and unpaid interest and Additional Interest, if any, on the principal amount of Notes to be repurchased or (iii) purchasing Notes through open market purchases (to the extent such purchases are at a price equal to or higher than 100% of the principal amount thereof) in a manner that complies with the Indenture and applicable securities law or (b) Indebtedness of a Restricted Subsidiary that is not a Guarantor, other than Indebtedness owed to the Company or another Restricted Subsidiary; or

(2)	to make (a) an investment in any one or more businesses; provided that such investment in any business is in the form of the acquisition of Capital Stock and results in the Company or any Restricted Subsidiary owning an amount of the Capital Stock of such business such that it constitutes a Restricted Subsidiary, (b) an investment in properties, (c) capital expenditures and (d) acquisitions of other assets, that in each of (a), (b), (c) and (d), are used or useful in the business of the Company and in Restricted Subsidiaries or replace the businesses, properties and assets that are the subject of such Asset Sale.

Any Net Proceeds from the Asset Sale that are not invested or applied in accordance with the preceding paragraph within 450 days from the date of the receipt of such Net Proceeds will be deemed to constitute “Excess Proceeds”; provided that if during such 450-day period the Company or a Restricted Subsidiary enters into a definitive binding agreement committing it to apply such Net Proceeds in accordance with the requirements of clause (2) of the immediately preceding paragraph after such 450th day, such 450-day period will be extended with respect to the amount of Net Proceeds so committed until such Net Proceeds are required to be applied in accordance with such agreement (but such extension will in no event be for a period longer than 180 days) (or, if earlier, the date of termination of such agreement). When the aggregate amount of Excess Proceeds exceeds $100.0 million, the Company shall make an offer to all Holders and, if required by the terms of any Senior Indebtedness, to the holders of such Senior Indebtedness (other than with respect to Hedging Obligations) (an “Asset Sale Offer”), to purchase the maximum aggregate principal amount of Notes and such Senior Indebtedness that is a minimum of $2,000 or an integral multiple of $1,000 in excess thereof that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. The Company will commence an Asset Sale Offer with respect to Excess Proceeds within ten Business Days after the date that Excess Proceeds exceed $100.0 million by mailing the notice required pursuant to the terms of the Indenture, with a copy to the Trustee. The Company may satisfy the foregoing obligations with respect to any Net Proceeds from an Asset Sale by making an Asset Sale Offer with respect to such Net Proceeds prior to the expiration of the relevant 450 days or with respect to Excess Proceeds of $100.0 million or less.

To the extent that the aggregate amount of Notes and such Senior Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes, subject to the other covenants contained in the Indenture. If the aggregate principal amount of Notes or the Senior Indebtedness surrendered by such holders thereof exceeds the amount of Excess Proceeds, the Company shall select or cause to be selected the Notes and such Senior Indebtedness to be purchased on a pro rata basis based on the accreted value or principal amount of the Notes or such Senior Indebtedness tendered. Upon completion of any such Asset Sale Offer, the amount of Excess Proceeds related to such Asset Sale Offer shall be reset at zero.

Pending the final application of any Net Proceeds pursuant to this covenant, the Company or the applicable Restricted Subsidiary may apply such Net Proceeds temporarily to reduce Indebtedness outstanding under a revolving credit facility or otherwise invest such Net Proceeds in any manner not prohibited by the Indenture.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws or regulations are applicable in connection with the repurchase of Notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of the Indenture, the Company will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in the Indenture by virtue thereof.

The Senior Credit Facilities limit (in each case, subject to limited exceptions), and future credit agreements or other agreements to which the Company or any Restricted Subsidiary becomes a party may effectively limit or prohibit, the Company or any Restricted Subsidiary from purchasing any Notes as a result of an Asset Sale Offer. In the event the Company is required to make an Asset Sale Offer at a time when the Company is actually or effectively prohibited from purchasing the Notes, the Company or the Restricted Subsidiary could seek the consent of its lenders to permit the purchase of the Notes or could attempt to refinance the borrowings that contain such prohibition. If the Company or the Restricted Subsidiary does not obtain such consent or repay such borrowings, the Company will remain actually or effectively prohibited from purchasing the Notes. In such case, the Company’s failure to purchase tendered Notes would constitute an Event of Default under the Indenture.

The provisions under the Indenture relative to the Company’s obligation to make an offer to repurchase the Notes as a result of an Asset Sale may be waived or modified with the written consent of the Holders of a majority in principal amount of the Notes.

Certain Covenants

Set forth below are summaries of certain covenants contained in the Indenture. During any period of time that (i) the Notes have Investment Grade Ratings from both Rating Agencies and (ii) no Default has occurred and is continuing under the Indenture (the occurrence of the events described in the foregoing clauses (i) and (ii) being collectively referred to as a “Covenant Suspension Event”) then, the covenants specifically listed under the following captions in this “Description of notes” section of this prospectus will not be applicable to the Notes (collectively, the “Suspended Covenants”):

(1)	“Repurchase at the Option of Holders—Asset Sales”;

(2)	“—Limitation on Restricted Payments”;

(3)	“—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;

(4)	clause (4) of the first paragraph of “—Merger, Consolidation or Sale of All or Substantially All Assets”;

(5)	“—Transactions with Affiliates”;

(6)	“—Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries”; and

(7)	“—Limitation on Line of Business.”

During any period that the foregoing covenants have been suspended, the Company may not designate any of its Subsidiaries as Unrestricted Subsidiaries pursuant to the second sentence of the definition of “Unrestricted Subsidiary.”

If and while the Company and its Restricted Subsidiaries are not subject to the Suspended Covenants, the Notes will be entitled to substantially less covenant protection. In the event that the Company and its Restricted Subsidiaries are not subject to the Suspended Covenants under the Indenture for any period of time as a result of the foregoing, and on any subsequent date (the “Reversion Date”) one or both of the Rating Agencies withdraw their Investment Grade Rating or downgrade the rating assigned to the Notes below an Investment Grade Rating, then the Company and its Restricted Subsidiaries will thereafter again be subject to the Suspended Covenants under the Indenture with respect to future events. The period of time between the Suspension Date and the Reversion Date is referred to in this description as the “Suspension Period.” The Guarantees of the Guarantors will be suspended during the Suspension Period. Additionally, upon the occurrence of a Covenant Suspension Event, the amount of Excess Proceeds from Net Proceeds shall be reset to zero.

In addition, during any Suspension Period, the Company and the Restricted Subsidiaries will not be subject to the covenant described under “Repurchase at the Option of Holders—Change of Control”; provided that for purposes of determining the applicability of this covenant, the Reversion Date shall be defined as the date that (a) one or both of the Rating Agencies withdraw their Investment Grade Rating or downgrade the rating assigned to the Notes below an Investment Grade Rating and/or (b) the Company or any of its Affiliates enter into an agreement to effect a transaction that would result in a Change of Control and one or more of the Rating Agencies indicate that if consummated, such transaction (alone or together with any related recapitalization or refinancing transactions) would cause such Rating Agency to withdraw its Investment Grade Rating or downgrade the ratings assigned to the Notes below an Investment Grade Rating. On and after the Reversion Date as defined with respect to the covenant described under “Repurchase at the Option of Holders—Change of Control,” the Company and the Restricted Subsidiaries will thereafter again be subject to the such covenant under the Indenture, including, without limitation, with respect to a proposed transaction described in clause (b) above.

Notwithstanding the foregoing, in the event of any such reinstatement, no action taken or omitted to be taken by the Company or any of its Restricted Subsidiaries prior to such reinstatement will give rise to a Default or Event of Default under the Indenture with respect to the Notes; provided that (1) with respect to Restricted Payments made after such reinstatement, the amount of Restricted Payments made will be calculated as though the covenant described above under the caption “Certain Covenants—Limitation on Restricted Payments” had been in effect prior to, but not during, the Suspension Period; and (2) all Indebtedness incurred, or Disqualified Stock issued, during the Suspension Period will be classified to have been incurred or issued pursuant to clause (e) of the second paragraph of “—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.” In addition, for purposes of clause (3) of the first paragraph under the caption “—Limitation on Restricted Payments,” all events set forth in such clause (3) occurring during a Suspension Period shall be disregarded for purposes of determining the amount of Restricted Payments the Company or any Restricted Subsidiary is permitted to make pursuant to such clause (3).

There can be no assurance that the Notes will ever achieve or maintain Investment Grade Ratings.

Limitation on Restricted Payments

The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly:

(1)	declare or pay any dividend or make any distribution on account of the Company’s or any Restricted Subsidiary’s Equity Interests, including any dividend or distribution payable in connection with any merger or consolidation, other than:

(A)	dividends or distributions by the Company payable in Equity Interests (other than Disqualified Stock) of the Company; or

(B)	dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly Owned Subsidiary, the Company or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities;

(2)	purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Company or any direct or indirect parent of the Company, including in connection with any merger or consolidation;

(3)	make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value in each case, prior to any scheduled repayment, sinking fund payment or maturity, any Subordinated Indebtedness, other than:

(x)	Indebtedness permitted under clauses (i) and (j) of the covenant described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; or

(y)	the purchase, repurchase or other acquisition of Subordinated Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition; or

(4)	make any Restricted Investment;

(all such payments and other actions set forth in clauses (1) through (4) above (other than any exception thereto) being collectively referred to as “Restricted Payments”), unless, at the time of such Restricted Payment:

(a)	no Default shall have occurred and be continuing or would occur as a consequence thereof;

(b)	immediately after giving effect to such transaction on a pro forma basis, the Company could incur $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the covenant described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; and

(c)	such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and the Restricted Subsidiaries after March 7, 2013 pursuant to the first paragraph of this covenant or clauses (1), (2) (with respect to the payment of dividends on Refunding Capital Stock pursuant to clause (b) thereof only), (6)(C), (8) and (12) of the next succeeding paragraph (and excluding, for the avoidance of doubt, all other Restricted Payments made pursuant to the next succeeding paragraph), is less than the sum, without duplication, of:

(1)	50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from December 31, 2010 to the end of the Company’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment, or, in the case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit; plus

(2)	100% of the aggregate net cash proceeds and the fair market value, as determined in good faith by the Company, of marketable securities or other property received by the Company after March 7, 2013 (less the amount of such net cash proceeds to the extent such amount has been relied upon to permit the incurrence of Indebtedness, or issuance of Disqualified Stock or Preferred Stock pursuant to clause (v)(ii) of the second paragraph of the covenant described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”) from the issue or sale, in each case after March 7, 2013, of:

(x) (I)	Equity Interests of the Company, including Retired Capital Stock (as defined below), but excluding cash proceeds and the fair market value, as determined in good faith by the Company, of marketable securities or other property received from the sale of:

(A)	Equity Interests to any future, current or former employees, directors, managers or consultants of the Company, any direct or indirect parent company of the Company or any of the Company’s Subsidiaries after March 7, 2013 to the extent such amounts have been applied to Restricted Payments made in accordance with clause (4) of the next succeeding paragraph; and

(B)	Designated Preferred Stock; and

(II)	to the extent net cash proceeds are actually contributed to the Company, Equity Interests of the Company’s direct or indirect parent companies (excluding contributions of the proceeds from the sale of Designated Preferred Stock of such companies or contributions to the extent such amounts have been applied to Restricted Payments made in accordance with clause (4) of the next succeeding paragraph), or

(y)	debt securities of the Company that have been converted into or exchanged for such Equity Interests of the Company;

provided that this clause (2) shall not include the proceeds from (a) Refunding Capital Stock (as defined below), (b) Equity Interests of the Company or convertible debt securities of the Company sold to a Restricted Subsidiary or the Company, as the case may be, (c) Disqualified Stock or debt securities that have been converted into or exchanged for Disqualified Stock or (d) Excluded Contributions; plus

(3)	100% of the aggregate amount of cash and the fair market value, as determined in good faith by the Company, of marketable securities or other property contributed to the capital of the Company after March 7, 2013 other than the amount of such net cash proceeds to the extent such amount (i) has been relied upon to permit the incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock pursuant to clause (v)(ii) of the second paragraph of the covenant described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” (ii) are contributed by a Restricted Subsidiary and (iii) any Excluded Contributions; plus

(4)	to the extent not already included in Consolidated Net Income, 100% of the aggregate amount received by the Company or a Restricted Subsidiary in cash and the fair market value, as determined in good faith by the Company, of marketable securities or other property received after March 7, 2013 by means of:

(A)	the sale or other disposition (other than to the Company or a Restricted Subsidiary) of Restricted Investments made by the Company or any Restricted Subsidiary and repurchases and redemptions of such Restricted Investments from the Company or any Restricted Subsidiary and repayments of loans or advances that constitute Restricted Investments by the Company or any Restricted Subsidiary; or

(B)	the sale (other than to the Company or a Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or a distribution or dividend from an Unrestricted Subsidiary (other than in each case to the extent the Investment in such Unrestricted Subsidiary was made by the Company or a Restricted Subsidiary pursuant to clause (9) of the next succeeding paragraph or to the extent such Investment constituted a Permitted Investment); plus

(5)	in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary after March 7, 2013, the fair market value of the Investment in such Unrestricted Subsidiary, as determined by the Company in good faith (or if such fair market value exceeds $150.0 million, in writing by an Independent Financial Advisor), at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary, other than to the extent the Investment in such Unrestricted Subsidiary was made by the Company or a Restricted Subsidiary pursuant to clause (9) of the next succeeding paragraph or to the extent such Investment constituted a Permitted Investment.

As of October 2, 2015, we had an estimated capacity to make Restricted Payments in the amount of approximately $1.14 billion under this clause (c).

The foregoing provisions will not prohibit:

(1)	the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of the Indenture;

(2)	(a) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) or Subordinated Indebtedness of the Company or any Equity Interests of any direct or indirect parent company of the Company, in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of, Equity Interests of the Company or any direct or indirect parent company of the Company to the extent contributed to the Company (in each case, other than any Disqualified Stock) (“Refunding Capital Stock”) and (b) if immediately prior to the retirement of Retired Capital Stock, the declaration and payment of dividends thereon was permitted under clause (6) of this paragraph, the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of any direct or indirect parent company of the Company) in an aggregate amount per year no greater than the aggregate amount of dividends per annum that was declarable and payable on such Retired Capital Stock immediately prior to such retirement;

(3)	the defeasance, redemption, repurchase or other acquisition or retirement of Subordinated Indebtedness of the Company or a Guarantor made in exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of such Person that is incurred in compliance with the covenant described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” so long as:

(A)

the principal amount of such new Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired for value, plus the amount of any reasonable premium required to be paid under the terms of the instrument governing the Subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired (including reasonable tender premiums), defeasance costs and any reasonable fees and expenses incurred in connection with the issuance of such new Indebtedness;

(B)	such new Indebtedness is subordinated to the Notes or the applicable Guarantee at least to the same extent as such Subordinated Indebtedness so defeased, redeemed, repurchased, acquired or retired;

(C)	such new Indebtedness has a final scheduled maturity date equal to or later than the final scheduled maturity date of the Subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired; and

(D)	such new Indebtedness has a Weighted Average Life to Maturity equal to or greater than the remaining Weighted Average Life to Maturity of the Subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired;

(4)	a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of the Company or any of its direct or indirect parent companies held by any future, current or former employee, director, manager or consultant (or their Controlled Investment Affiliates or Immediate Family Members) of the Company, any of its Subsidiaries, any of its direct or indirect parent companies or any other entity in which the Company or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the Board of Directors of the Company (or the Compensation Committee thereof), in each case pursuant to any stockholders’ agreement, management equity plan or stock incentive plan or any other management or employee benefit plan or agreement; provided that the aggregate Restricted Payments made under this clause (4) do not exceed $100.0 million in any fiscal year); provided, further, that such amount in any fiscal year may be increased by an amount not to exceed:

(A)	the cash proceeds from the sale of Equity Interests (other than Disqualified Stock) of the Company and, to the extent contributed to the Company, Equity Interests of any of the Company’s direct or indirect parent companies, in each case to members of management, directors, managers or consultants (or their Controlled Investment Affiliates or Immediate Family Members) of the Company, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Issue Date, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to the payment of Restricted Payments by virtue of clause (c) of the preceding paragraph; plus

(B)	the cash proceeds of key man life insurance policies received by the Company and the Restricted Subsidiaries after the Issue Date; less

(C)	the amount of any Restricted Payments made in any prior fiscal year pursuant to clauses (A) and (B) of this clause (4);

and provided, further, that cancellation of Indebtedness owing to the Company or any Restricted Subsidiary from members of management, directors, managers or consultants of the Company, any of its direct or indirect parent companies or any Restricted Subsidiary in connection with a repurchase of Equity Interests of the Company or any of its direct or indirect parent companies will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of the Indenture;

(5)	the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the Company or any Restricted Subsidiary issued in accordance with the covenant described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” to the extent such dividends are included in the definition of “Fixed Charges”;

(6) (A)	the declaration and payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) issued by the Company after the Issue Date;

(B)	the declaration and payment of dividends to a direct or indirect parent company of the Company, the proceeds of which will be used to fund the payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) of such parent company issued after the Issue Date; provided that the amount of dividends paid pursuant to this clause (B) shall not exceed the aggregate amount of cash actually contributed to the Company from the sale of such Designated Preferred Stock; or

(C)	the declaration and payment of dividends on Refunding Capital Stock that is Preferred Stock in excess of the dividends declarable and payable thereon pursuant to clause (2) of this paragraph;

provided, however, in the case of each of (A), (B) and (C) of this clause (6), that for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of issuance of such Designated Preferred Stock or the declaration of such dividends on Refunding Capital Stock that is Preferred Stock, after giving effect to such issuance or declaration on a pro forma basis, the Company and the Restricted Subsidiaries on a consolidated basis would have had a Fixed Charge Coverage Ratio of at least 2.00 to 1.00;

(7)	repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(8)	the declaration and payment of dividends on the Company’s common stock of up to 6% per annum of the net proceeds received by or contributed to the Company in or from any public offering of common stock of the Company or any direct or indirect parent company of the Company, other than public offerings with respect to common stock registered on Form S-4 or Form S-8 and other than any public sale constituting an Excluded Contribution;

(9)	Restricted Payments that are made with Excluded Contributions;

(10)	the declaration and payment of dividends by the Company to, or the making of loans to, its direct or indirect parent company in amounts required for the Company’s direct or indirect parent companies to pay, in each case without duplication:

(A)	franchise and similar taxes, and other fees and expenses, required to maintain their corporate existence;

(B)	foreign, federal, state and/or local consolidated, combined or similar income taxes, to the extent such income taxes are attributable to the income of the Company and its Restricted Subsidiaries and, to the extent of the amount actually received from its Unrestricted Subsidiaries, in amounts required to pay such taxes to the extent attributable to the income of such Unrestricted Subsidiaries; provided that in each case the amount of such payments in any fiscal year does not exceed the amount that the Company and its Restricted Subsidiaries (and its Unrestricted Subsidiaries, to the extent described above) would be required to pay in respect of such foreign, federal, state and/or local taxes (as applicable) for such fiscal year were the Company, its Restricted Subsidiaries and its Unrestricted Subsidiaries (to the extent described above) to pay such taxes separately from any such parent entity;

(C)	customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of the Company to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Company and the Restricted Subsidiaries;

(D)	general corporate overhead expenses of any direct or indirect parent company of the Company to the extent such expenses are attributable to the ownership or operation of the Company and the Restricted Subsidiaries; and

(E)	reasonable fees and expenses incurred in connection with any unsuccessful debt or equity offering by such direct or indirect parent company of the Company;

(11)	[reserved];

(12)	the repurchase, redemption or other acquisition or retirement for value of any Subordinated Indebtedness pursuant to provisions similar to those described under “Repurchase at the Option of Holders—Change of Control” and “Repurchase at the Option of Holders—Asset Sales”; provided that, prior to such repurchase, redemption or other acquisition, the Company (or a third party to the extent permitted by the Indenture) shall have made a Change of Control Offer or Asset Sale Offer, as the case may be, with respect to the Notes and shall have repurchased all Notes validly tendered and not withdrawn in connection with such Change of Control Offer or Asset Sale Offer;

(13)	payments made or expected to be made by the Company or any Restricted Subsidiary in respect of withholding or similar taxes payable by any future, present or former employee, director, manager or consultant (or their respective estates, investment funds, investment vehicles or Immediate Family Members) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options;

(14)	distributions or payments of Receivables Fees;

(15)	the distribution, as a dividend or otherwise (and the declaration of such dividend), of shares of Equity Interests of, or Indebtedness owed to the Company or a Restricted Subsidiary by, any Unrestricted Subsidiary (other than Unrestricted Subsidiaries, the primary assets of which are cash and/or Cash Equivalents);

(16)	other Restricted Payments in an amount which, when taken together with all other Restricted Payments made pursuant to this clause (16), does not exceed the greater of (x) $200.0 million and (y) 2.0% of Total Assets;

(17)	Restricted Payments in an amount equal to any reduction in taxes actually realized by the Company and its Restricted Subsidiaries in the form of refunds or credits or from deductions when applied to offset income or gain as a direct result of (i) transaction fees and expenses or (ii) commitment and other financing fees; and

(18)	Restricted Payments consisting of a dividend or other distribution or exchange (and the declaration thereof) of Equity Interests of any entity or entities constituting a Designated Business; provided that after giving pro forma effect to such Restricted Payment (including the application of the net proceeds therefrom), the Consolidated Leverage Ratio would be no greater than 6.00 to 1.00;

provided, however, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (8), (15), (16), (17) and (18) no Default shall have occurred and be continuing or would occur as a consequence thereof.

As of the Issue Date, all of the Company’s Subsidiaries will be Restricted Subsidiaries. The Company will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to the penultimate paragraph of the definition of “Unrestricted Subsidiary.” For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Company and the Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Restricted Payments in an amount determined as set forth in the last sentence of the definition of “Investments.” Such designation will be permitted only if a Restricted Payment in such amount would be permitted at such time, whether pursuant to the first paragraph of this covenant or under clause (9) or (16), or pursuant to the definition of “Permitted Investments,” and if such Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Unrestricted Subsidiaries will not be subject to any of the restrictive covenants set forth in the Indenture.

For purposes of determining compliance with this covenant, in the event that a proposed Restricted Payment (or a portion thereof) meets the criteria of clauses (1) through (17) above or is entitled to be made pursuant to the first paragraph of this covenant, the Company will be entitled to classify or later reclassify (based on circumstances existing on the date of such reclassification) such Restricted Payment (or portion thereof) among such clauses (1) through (17) and such first paragraph in a manner that otherwise complies with this covenant.

Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock

The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise (collectively, “incur” and collectively, an “incurrence”) with respect to any Indebtedness (including Acquired Indebtedness), and the Company will not issue any shares of Disqualified Stock and will not permit any

Restricted Subsidiary to issue any shares of Disqualified Stock or Preferred Stock; provided that the Company may incur Indebtedness (including Acquired Indebtedness) or issue shares of Disqualified Stock, and any Restricted Subsidiary may incur Indebtedness (including Acquired Indebtedness), issue shares of Disqualified Stock or issue shares of Preferred Stock, if the Fixed Charge Coverage Ratio on a consolidated basis for the Company’s and its Restricted Subsidiaries’ most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or Preferred Stock is issued would have been at least 2.00 to 1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock or Preferred Stock had been issued, as the case may be, and the application of the proceeds therefrom had occurred at the beginning of such four-quarter period; provided that the amount of Indebtedness (excluding Acquired Indebtedness not incurred in connection with or in contemplation of the applicable merger, acquisition or other similar transaction), Disqualified Stock and Preferred Stock that may be incurred or issued, as applicable, pursuant to the foregoing and clauses (p), (s) and (v)(i) below, in each case by Restricted Subsidiaries that are not Guarantors shall not exceed $500.0 million at any one time outstanding.

The foregoing limitations will not apply to any of the following items (collectively, “Permitted Debt”):

(a)	Indebtedness incurred under Senior Credit Facilities by the Company or any Restricted Subsidiary and the issuance and creation of letters of credit and bankers’ acceptances thereunder (with letters of credit and bankers’ acceptances being deemed to have a principal amount equal to the face amount thereof), up to an aggregate principal amount of $5,850.0 million at any one time outstanding;

(b)	Indebtedness incurred by the Company or any Restricted Subsidiary represented by the Existing Notes (including any guarantees thereof) and the exchange notes and related exchange guarantees issued in exchange for the Existing Notes and related guarantees;

(c)	the incurrence by the Company and any Guarantor of Indebtedness represented by the Notes (including any Guarantees thereof) and the exchange notes and related exchange guarantees to be issued in exchange for the Notes and the Guarantees pursuant to the Registration Rights Agreement (other than any Additional Notes, but including exchange notes and related exchange guarantees to be issued in exchange for Additional Notes otherwise permitted to be incurred hereunder pursuant to a registration rights agreement);

(d)	[reserved];

(e)	Existing Indebtedness (other than Indebtedness described in clauses (a), (b) and (c));

(f)	Indebtedness (including Capitalized Lease Obligations), Disqualified Stock and Preferred Stock incurred by the Company or any of the Restricted Subsidiaries, to finance the development, construction, purchase, lease (other than the lease, pursuant to Sale and Lease Back Transactions, of property (real or personal), equipment or other fixed or capital assets owned by the Company or any Restricted Subsidiary as of the Issue Date or acquired by the Company or any Restricted Subsidiary after the Issue Date in exchange for, or with the proceeds of the sale of, such assets owned by the Company or any Restricted Subsidiary as of the Issue Date), repairs, additions or improvement of property (real or personal), equipment or other fixed or capital assets, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets; provided that the aggregate amount of Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (f) when aggregated with then outstanding amount of Indebtedness under clause (o) incurred to refinance Indebtedness initially incurred in reliance on this clause (f) does not exceed the greater of (x) $250.0 million and (y) 2.5% of Total Assets at any one time outstanding;

(g)	Indebtedness incurred by the Company or any Restricted Subsidiary constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including letters of credit in respect of workers’ compensation claims, or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims; provided that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;

(h)	Indebtedness arising from agreements of the Company or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition; provided that:

(1)	such Indebtedness is not reflected on the balance sheet of the Company or any Restricted Subsidiary (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (h)(1)); and

(2)	the maximum assumable liability in respect of all such Indebtedness (other than for those indemnification obligations that are not customarily subject to a cap) shall at no time exceed the gross proceeds including noncash proceeds (the fair market value of such noncash proceeds being measured at the time received and without giving effect to any subsequent changes in value) actually received by the Company and the Restricted Subsidiaries in connection with such disposition;

(i)	Indebtedness of the Company to a Restricted Subsidiary; provided that any such Indebtedness owing to a Restricted Subsidiary that is not a Guarantor is subordinated in right of payment to the Notes; provided, further, that that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Company or another Restricted Subsidiary) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause;

(j)	Indebtedness of a Restricted Subsidiary to the Company or another Restricted Subsidiary; provided that if a Guarantor incurs such Indebtedness to a Restricted Subsidiary that is not a Guarantor such Indebtedness is subordinated in right of payment to the Guarantee of such Guarantor; provided, further, that any subsequent issuance or transfer of Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Indebtedness (except to the Company or another Restricted Subsidiary) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause;

(k)	shares of Preferred Stock of a Restricted Subsidiary issued to the Company or another Restricted Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of Preferred Stock (except to the Company or another Restricted Subsidiary) shall be deemed, in each case, to be an issuance of such shares of Preferred Stock not permitted by this clause;

(l)	Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes) for the purpose of limiting: (A) interest rate risk with respect to any Indebtedness that is permitted by the terms of the Indenture to be outstanding, (B) exchange rate risk or (C) commodity pricing risk;

(m)	obligations in respect of performance, bid, appeal and surety bonds and completion guarantees and similar obligations provided by the Company or any Restricted Subsidiary in the ordinary course of business;

(n)	(x) any guarantee by the Company or a Restricted Subsidiary of Indebtedness or other Obligations of any Restricted Subsidiary, so long as in the case of any guarantee of Indebtedness, the incurrence of such Indebtedness is permitted under the terms of the Indenture or (y) any guarantee by a Restricted Subsidiary of Indebtedness of the Company permitted to be incurred under the terms of the Indenture; provided that such guarantee is incurred in accordance with the covenant described below under “Limitation on Guarantees of Indebtedness by Restricted Subsidiaries”;

(o)

the incurrence or issuance by the Company or any Restricted Subsidiary of Indebtedness, Disqualified Stock or Preferred Stock that serves to extend, replace, refund, refinance, renew or defease any Indebtedness, Disqualified Stock or Preferred Stock of the Company or any Restricted Subsidiary incurred as permitted under the first paragraph of this covenant and clauses (b), (c), (e) and (f) above, this clause (o) and clauses

(p) and (v)(ii) below or any Indebtedness, Disqualified Stock or Preferred Stock issued to so extend, replace, refund, refinance, renew or defease such Indebtedness, Disqualified Stock or Preferred Stock including additional Indebtedness, Disqualified Stock or Preferred Stock incurred to pay premiums (including reasonable tender premiums) and fees in connection therewith (the “Refinancing Indebtedness”) prior to its respective maturity; provided, however, that such Refinancing Indebtedness:

(1)	has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness, Disqualified Stock or Preferred Stock being extended, replaced, refunded, refinanced, renewed or defeased;

(2)	to the extent such Refinancing Indebtedness extends, replaces, refunds, refinances, renews or defeases (i) Indebtedness subordinated to the Notes or any Guarantee, such Refinancing Indebtedness is subordinated to the Notes or such Guarantee at least to the same extent as the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased or (ii) Disqualified Stock or Preferred Stock, such Refinancing Indebtedness must be Disqualified Stock or Preferred Stock, respectively; and

(3)	shall not include:

(x)	Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary that is not a Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of the Company;

(y)	Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary that is not a Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of a Guarantor; or

(z)	Indebtedness, Disqualified Stock or Preferred Stock of the Company or a Restricted Subsidiary that refinances Indebtedness, Disqualified Stock or Preferred Stock of an Unrestricted Subsidiary;

provided, further, that any incurrence of Indebtedness (including Acquired Indebtedness) or issuance of Disqualified Stock or Preferred Stock by a Restricted Subsidiary that is not a Guarantor pursuant to this clause (o) that refinances Indebtedness (including Acquired Indebtedness), Disqualified Stock or Preferred Stock initially incurred or issued and outstanding under clause (p), (s) or (v)(i) shall be subject to the proviso of section (p), (s) or (v)(i), as the case may be;

(p)	Indebtedness, Disqualified Stock or Preferred Stock (x) of the Company or any Restricted Subsidiary incurred to finance the acquisition of any Person or assets or (y) of Persons that are acquired by the Company or any Restricted Subsidiary or merged into the Company or a Restricted Subsidiary in accordance with the terms of the Indenture; provided that either:

(1)	after giving effect to such acquisition or merger, either:

(A)	the Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first sentence of this covenant; or

(B)	the Fixed Charge Coverage Ratio of the Company and the Restricted Subsidiaries on a consolidated basis is greater than immediately prior to such acquisition or merger; or

(2)

such Indebtedness, Disqualified Stock or Preferred Stock (A) is not Secured Indebtedness and is Subordinated Indebtedness with subordination terms no more favorable to the holders thereof than subordination terms that are customarily obtained in connection with “high yield” senior subordinated notes issuances at the time of incurrence, (B) is not incurred while a Default exists and no Default shall result therefrom, (C) does not mature (and is not mandatorily redeemable in the case of Disqualified Stock or Preferred Stock) and does not require any payment of principal prior to the final maturity of the Notes and (D) in the case of subclause (y) above only, is not incurred in contemplation of such acquisition or merger; provided that together with amounts incurred and outstanding pursuant to the second proviso to the first paragraph of this covenant and clauses (s) and (v)(i), no more than $500.0 million of Indebtedness (excluding Acquired Indebtedness not incurred in connection with or in contemplation of the applicable merger, acquisition or other similar transaction), Disqualified Stock or

Preferred Stock at any one time outstanding and incurred by Restricted Subsidiaries that are not Guarantors pursuant to this clause (p) shall be incurred and outstanding;

(q)	Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within ten (10) Business Days of its incurrence;

(r)	Indebtedness of the Company or any Restricted Subsidiary supported by a letter of credit issued pursuant to the Senior Credit Facilities, in a principal amount not in excess of the stated amount of such letter of credit;

(s)	Indebtedness, Disqualified Stock or Preferred Stock of the Company or a Restricted Subsidiary incurred to finance or assumed in connection with an acquisition or minority investments in any non-wholly owned Restricted Subsidiary which, when aggregated with the principal amount of all other Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (s) and then outstanding, does not exceed the greater of (x) $250.0 million or (y) 2.5% of Total Assets (it being understood that any Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (s) shall cease to be deemed incurred or outstanding for purposes of this clause (s) but shall be deemed incurred pursuant to the first paragraph of this covenant from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness, Disqualified Stock or Preferred Stock pursuant to the first paragraph of this covenant without reliance on this clause (s)); provided that together with amounts incurred and outstanding pursuant to the second proviso to the first paragraph of this covenant and clauses (p) and (v)(i), no more than $500.0 million of Indebtedness (excluding Acquired Indebtedness not incurred in connection with or in contemplation of the applicable merger, acquisition or other similar transaction), Disqualified Stock or Preferred Stock at any one time outstanding and incurred by Restricted Subsidiaries that are not Guarantors pursuant to this clause (s) shall be incurred and outstanding;

(t)	Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (t) and then outstanding, does not exceed the greater of (x) $60.0 million and (y) 5.0% of Foreign Subsidiary Total Assets (it being understood that any Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (t) shall cease to be deemed incurred or outstanding for purposes of this clause (t) but shall be deemed incurred pursuant to the first paragraph of this covenant from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness, Disqualified Stock or Preferred Stock pursuant to the first paragraph of this covenant without reliance on this clause (t));

(u)	Indebtedness, Disqualified Stock or Preferred Stock issued by the Company or any Restricted Subsidiary to current or former officers, managers, directors and employees thereof, their respective trusts, estates or Immediate Family Members, in each case to finance the purchase or redemption of Equity Interests of the Company or any direct or indirect parent company of the Company to the extent described in clause (4) of the second paragraph under “Limitation on Restricted Payments”;

(v)	Indebtedness and Disqualified Stock of the Company and Indebtedness, Disqualified Stock and Preferred Stock of any Restricted Subsidiary not otherwise permitted hereunder in an aggregate principal amount or liquidation preference, which, when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (v) and then outstanding, does not at any one time outstanding exceed the sum of:

(i)

the greater of (x) $250.0 million and (y) 2.5% of Total Assets (it being understood that any Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (v)(i) shall cease to be deemed incurred or outstanding for purposes of this clause (v)(i) but shall be deemed incurred pursuant to the first paragraph of this covenant from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness, Disqualified Stock or Preferred Stock under the first paragraph of this covenant without reliance on this clause (v)(i)); provided that together with amounts incurred and outstanding pursuant to the second proviso to the first paragraph of this covenant and clauses (p) and (s), no more than $500.0 million of Indebtedness (excluding Acquired

Indebtedness not incurred in connection with or in contemplation of the applicable merger, acquisition or other similar transaction), Disqualified Stock or Preferred Stock at any one time outstanding and incurred by Restricted Subsidiaries that are not Guarantors pursuant to this clause (v)(i) shall be incurred and outstanding; plus

(ii)	200% of the net cash proceeds received by the Company since after March 7, 2013 from the issue or sale of Equity Interests of the Company or cash contributed to the capital of the Company (in each case, other than proceeds of Disqualified Stock or sales of Equity Interests to the Company or any of its Subsidiaries) as determined in accordance with clauses (c)(2) and (c)(3) of the first paragraph of the covenant described under “Limitation on Restricted Payments” to the extent such net cash proceeds or cash have not been applied pursuant to such clauses to make Restricted Payments or to make other Investments, payments or exchanges pursuant to the second paragraph of the covenant described under “Limitation on Restricted Payments” or to make Permitted Investments (other than Permitted Investments specified in clauses (a) and (c) of the definition thereof);

(w)	Attributable Debt incurred by the Company or any Restricted Subsidiary pursuant to Sale and Lease Back Transactions of property (real or personal), equipment or other fixed or capital assets owned by the Company or any Restricted Subsidiary as of the Issue Date or acquired by the Company or any Restricted Subsidiary after the Issue Date in exchange for, or with the proceeds of the sale of, such assets owned by the Company or any Restricted Subsidiary as of the Issue Date, provided that the aggregate amount of Attributable Debt incurred under this clause (w) does not exceed the greater of (x) $150.0 million and (y) 1.5% of Total Assets;

(x)	Indebtedness incurred by any Foreign Subsidiary of Aramark (BVI) Limited (or any successor thereto) related to the Company’s Chilean operations, including, without limitation, Central de Restaurantes Aramark Limitada not to exceed $25.0 million at any one time outstanding; and

(y)	Indebtedness of a Designated Business which Indebtedness is incurred substantially concurrently with the disposition of such Designated Business pursuant to clause (18) of the second paragraph of the covenant described under “Limitation on Restricted Payments” and which Indebtedness is non-recourse to the Company and its Restricted Subsidiaries other than any Restricted Subsidiary included in such Designated Business.

For purposes of determining compliance with this covenant, in the event that an item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) at any time meets the criteria of more than one of the categories of Permitted Debt described in clauses (a) through (x) above or is entitled to be incurred pursuant to the first paragraph of this covenant, the Company, in its sole discretion, will classify or reclassify, or later divide, classify or reclassify, such item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) and will only be required to include the amount and type of such Indebtedness, Disqualified Stock or Preferred Stock in one or more of the above clauses at such time; provided that all Indebtedness outstanding under the Senior Credit Facilities on the Issue Date will be deemed to have been incurred on such date in reliance on the exception in clause (a) of the definition of Permitted Debt.

The accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness, Disqualified Stock or Preferred Stock will not be deemed to be an incurrence of Indebtedness, Disqualified Stock or Preferred Stock for purposes of this covenant. Any Refinancing Indebtedness and any Indebtedness incurred to refinance Indebtedness incurred pursuant to clauses (a) and (v) above shall be deemed to include additional Indebtedness, Disqualified Stock or preferred stock incurred to pay premiums (including reasonable tender premiums), defeasance costs, fees and expenses in connection with such refinancing.

For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency will be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased.

The principal amount of any Indebtedness incurred to extend, replace, refund, refinance, renew or defease other Indebtedness, if incurred in a different currency from the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance.

The Indenture provides that the Company will not, and will not permit any Guarantor to, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness) that is subordinated or junior in right of payment to any Indebtedness of the Company or such Guarantor, as the case may be, unless such Indebtedness is expressly subordinated in right of payment to the Notes or such Guarantor’s Guarantee to the extent and in the same manner as such Indebtedness is subordinated to other Indebtedness of the Company or such Guarantor, as the case may be.

The Indenture does not treat (1) unsecured Indebtedness as subordinated or junior to Secured Indebtedness merely because it is unsecured or (2) Senior Indebtedness as subordinated or junior to any other Senior Indebtedness merely because it has a junior priority with respect to the same collateral.

Liens

The Company will not, and will not permit any of the Guarantors to, directly or indirectly, create, incur, assume or suffer to exist any Lien (except Permitted Liens) that secures obligations under any Indebtedness on any asset or property of the Company or any Guarantor now owned or hereafter acquired, or any income or profits therefrom, or assign or convey any right to receive income therefrom, unless:

(1)	in the case of Liens securing Subordinated Indebtedness, the Notes or the applicable Guarantee of a Guarantor, as the case may be, are secured by a Lien on such property or assets that is senior in priority to such Liens; and

(2)	in all other cases, the Notes or the applicable Guarantee of a Guarantor, as the case may be, are equally and ratably secured or are secured by a Lien on such assets or property that is senior in priority to such Lien; provided that any Lien which is granted to secure the Notes under this covenant shall be discharged at the same time as the discharge of the Lien (other than through the exercise of remedies with respect thereto) that gave rise to the obligation to so secure the Notes.

Limitation on Sale and Lease-Back Transactions

The Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Lease-Back Transaction with respect to any property unless:

(1)	the Company or such Restricted Subsidiary would be entitled to (A) incur Indebtedness in an amount equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction pursuant to the covenant described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” and (B) create a Lien on such property securing such Attributable Debt without equally and ratably securing the Notes pursuant to the covenant described under “Liens”;

(2)	the consideration received by the Company or any Restricted Subsidiary in connection with such Sale and Lease-Back Transaction is at least equal to the fair market value (as determined in good faith by the Company) of such property; and

(3)	the Company applies the proceeds of such transaction in compliance with the terms described under “Repurchase at the Option of Holders—Asset Sales.”

Merger, Consolidation or Sale of All or Substantially All Assets

The Company may not consolidate or merge with or into or wind up into (whether or not the Company is the surviving entity), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its Subsidiaries on a consolidated basis, in one or more related transactions, to any Person unless:

(1)	the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States of America, any state thereof, the District of Columbia, or any territory thereof (the Company or such Person, as the case may be, being herein called the “Successor Company”);

(2)	the Successor Company, if other than the Company, expressly assumes all the obligations of the Company under the Indenture and the Notes pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory to the Trustee;

(3)	immediately after such transaction, no Default exists;

(4)	immediately after giving pro forma effect to such transaction and any related financing transactions, as if such transactions had occurred at the beginning of the applicable four quarter period,

(A)	the Successor Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first sentence of the covenant described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” or

(B)	the Fixed Charge Coverage Ratio for the Successor Company, the Company and the Restricted Subsidiaries on a consolidated basis would be greater than such ratio for the Company and the Restricted Subsidiaries immediately prior to such transaction;

(5)	each Guarantor, unless it is the other party to the transactions described above, in which case clause (A)(2) of the second succeeding paragraph shall apply, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person’s obligations under the Indenture and the Notes; and

(6)	the Company shall have delivered to the Trustee an Officers’ Certificate and an opinion of counsel, each stating that such consolidation, merger or transfer and such supplemental indentures, if any, comply with the Indenture.

Notwithstanding anything to the contrary herein, the disposition of a Designated Business pursuant to clause (18) of the covenant described under “Limitation on Restricted Payments” or the covenant described under “Repurchase at the Option of Holders—Asset Sales,” shall not be deemed to be a sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of the Company and its Subsidiaries on a consolidated basis.

Subject to certain limitations described in the Indenture, the Successor Company will succeed to, and be substituted for, the Company under the Indenture and the Notes. Notwithstanding the foregoing clauses (3) and (4),

(a)	any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to, the Company, and

(b)	the Company may merge with an Affiliate of the Company incorporated solely for the purpose of reincorporating the Company in another state of the United States of America or the District of Columbia or any territory thereof so long as the amount of Indebtedness of the Company and the Restricted Subsidiaries is not increased thereby.

Subject to certain limitations described in the Indenture governing release of a Guarantee upon the sale, disposition or transfer of a Guarantor, each Guarantor will not, and the Company will not permit any Guarantor to, consolidate or merge with or into or wind up into (whether or not such Guarantor is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless:

(A) (1)	such Guarantor is the surviving entity or the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation, partnership, limited partnership, limited liability company or trust organized or existing under the laws of the United States of America, any state thereof, the District of Columbia, or any territory thereof (such Guarantor or such Person, as the case may be, being herein called the “Successor Person”);

(2)	the Successor Person, if other than such Guarantor, expressly assumes all the obligations of such Guarantor under the Indenture and such Guarantor’s Guarantee, pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory to the Trustee;

(3)	immediately after such transaction, no Default exists; and

(4)	the Company shall have delivered to the Trustee an Officers’ Certificate and an opinion of counsel, each stating that such consolidation, merger or transfer and such supplemental indentures, if any, comply with the Indenture; or

(B)	the transaction is made in compliance with the covenant described under “Repurchase at the Option of Holders—Asset Sales.”

Subject to certain limitations described in the Indenture, the Successor Person will succeed to, and be substituted for, such Guarantor under the Indenture and such Guarantor’s Guarantee. Notwithstanding the foregoing, any Guarantor may merge into or transfer all or part of its properties and assets to another Guarantor or the Company.

For purposes of this covenant, the sale, lease, conveyance, assignment, transfer or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Transactions with affiliates

The Company will not, and will not permit any Restricted Subsidiary to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company (each of the foregoing, an “Affiliate Transaction”) involving aggregate payments or consideration in excess of $20.0 million, unless:

(a)	such Affiliate Transaction is on terms that are not materially less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

(b)

the Company delivers to the Trustee with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments or consideration in excess of $50.0 million, a Board Resolution adopted by the majority of the members of the Board of Directors of the Company approving such Affiliate Transaction and set forth in an Officers’ Certificate certifying that such Affiliate Transaction complies with clause (a) above.

The foregoing provisions will not apply to the following:

(1)	transactions between or among the Company or any of the Restricted Subsidiaries;

(2)	Restricted Payments permitted by the provisions of the Indenture described above under “Limitation on Restricted Payments” and the definition of “Permitted Investments”;

(3)	[reserved];

(4)	the payment of reasonable and customary fees paid to, and indemnities provided for the benefit of, officers, directors, managers, employees or consultants of the Company, any of its direct or indirect parent companies or any Restricted Subsidiary;

(5)	[reserved];

(6)	transactions in which the Company or any Restricted Subsidiary, as the case may be, delivers to the Trustee a letter from an Independent Financial Advisor stating that such transaction is fair to the Company or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (a) of the preceding paragraph;

(7)	(A) payments and Indebtedness, Disqualified Stock and Preferred Stock (and cancellation of any thereof) of the Company and its Restricted Subsidiaries to any future, current or former employee, director, manager or consultant (or their respective trusts, estates, investment funds, investment vehicles or Immediate Family Members) of the Company, any of its subsidiaries or any of its direct or indirect parent companies pursuant to any management equity plan or stock option plan or any other management or employee benefit, plan or agreement; and (B) any employment agreements, stock option plans and other compensatory arrangements (including, without limitation, the Company’s 2001 and 2005 Stock Unit Retirement Plans (and any successor plans thereto) and any supplemental executive retirement benefit plans or arrangements with any such employees, directors, managers or consultants (or their respective trusts, estates, investment funds, investment vehicles or Immediate Family Members) that are, in each case, approved by the Company in good faith;

(8)	any agreement, instrument or arrangement as in effect as of the Issue Date, or any amendment thereto (so long as any such amendment is not disadvantageous to the Holders when taken as a whole in any material respect as compared to the applicable agreement as in effect on the Issue Date as reasonably determined in good faith by the Company);

(9)	the existence of, or the performance by, the Company or any of the Restricted Subsidiaries of its obligations under the terms of, any stockholders agreement or its equivalent (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Issue Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Company or any Restricted Subsidiary of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Issue Date shall only be permitted by this clause (9) to the extent that the terms of any such existing agreement together with all amendments thereto, taken as a whole, or new agreement do not require payments by the Company or any Subsidiary that are materially in excess of those required pursuant to the terms of the original agreement in effect on the Issue Date as reasonably determined in good faith by the Company;

(10)	[reserved];

(11)	transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of the Indenture that are fair to the Company and the Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management of the Company, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party;

(12)	the issuance or transfer of Equity Interests (other than Disqualified Stock) of the Company to any Permitted Holder or to any former, current or future director, manager, officer, employee or consultant (or their respective estates, investment funds, investment vehicles, spouses or former spouses) of the Company, any of its subsidiaries or any direct or indirect parent company thereof;

(13)	sales of accounts receivable, or participations therein, in connection with any Receivables Facility;

(14)	investments by the Neubauer Stockholders in securities of the Company or any of its Restricted Subsidiaries so long as (i) the investment is being offered generally to other investors on the same or more favorable terms and (ii) the investment constitutes less than 5.0% of the proposed or outstanding issue amount of such class of securities;

(15)	payments to or from, and transactions with, any joint ventures in the ordinary course of business; and

(16)	payments by the Company (and any direct or indirect parent thereof) and its Subsidiaries pursuant to tax sharing agreements among the Company (and any such parent) and its Subsidiaries on customary terms to the extent attributable to the ownership or operation of the Company and its Subsidiaries; provided that in each case the amount of such payments in any fiscal year does not exceed the amount that the Company, its Restricted Subsidiaries and its Unrestricted Subsidiaries (to the extent of amounts received by the Company or a Restricted Subsidiary from Unrestricted Subsidiaries) would be required to pay in respect of foreign, federal, state and/or local consolidated, combined or similar taxes for such fiscal year were the Company and its Restricted Subsidiaries (and its Unrestricted Subsidiaries, to the extent described above) to pay such taxes separately from any such parent entity.

Dividend and other payment restrictions affecting restricted subsidiaries

The Company will not, and will not permit any Restricted Subsidiary that is not a Guarantor to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to:

(a)	(1) pay dividends or make any other distributions to the Company or any Restricted Subsidiary on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, or (2) pay any Indebtedness owed to the Company or any Restricted Subsidiary;

(b)	make loans or advances to the Company or any Restricted Subsidiary; or

(c)	sell, lease or transfer any of its properties or assets to the Company or any Restricted Subsidiary, except (in each case) for such encumbrances or restrictions existing under or by reason of:

(1)	contractual encumbrances or restrictions in effect on the Issue Date, including pursuant to the Senior Credit Facilities and the related documentation (including security documents) and Hedging Obligations;

(2)	the Indenture, the Notes and the Guarantees;

(3)	purchase money obligations for property acquired in the ordinary course of business and Capital Lease Obligations that impose restrictions of the nature discussed in clause (c) above on the property so acquired;

(4)	applicable law or any applicable rule, regulation or order;

(5)	any agreement or other instrument of a Person acquired by the Company or any Restricted Subsidiary in existence at the time of such acquisition (but not created in connection therewith or in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired;

(6)	contracts for the sale of assets, including customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary;

(7)	Secured Indebtedness that limits the right of the debtor to dispose of the assets securing such Indebtedness otherwise permitted to be incurred pursuant to the covenants described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” and “Liens”;

(8)	restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(9)	other Indebtedness, Disqualified Stock or Preferred Stock of Foreign Subsidiaries permitted to be incurred after the Issue Date pursuant to the provisions of the covenant described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;

(10)	customary provisions in joint venture agreements and other similar agreements;

(11)	customary provisions contained in leases or licenses of intellectual property and other agreements entered into in the ordinary course of business;

(12)	restrictions created in connection with any Receivables Facility; provided that in the case of Receivables Facilities established after the Issue Date, such restrictions are necessary or advisable, in the good faith determination of the Company, to effect the transactions contemplated under such Receivables Facility;

(13)	restrictions or conditions contained in any trading, netting, operating, construction, service, supply, purchase or other agreement to which the Company or any of its Restricted Subsidiaries is a party entered into in the ordinary course of business; provided that such agreement prohibits the encumbrance of solely the property or assets of the Company or such Restricted Subsidiary that are the subject of such agreement, the payment rights arising thereunder or the proceeds thereof and does not extend to any other asset or property of the Company or such Restricted Subsidiary or the assets or property of any other Restricted Subsidiary;

(14)	agreements governing other Indebtedness permitted to be incurred under the provisions of the covenant described above under the caption “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; provided that the restrictions therein either (i) are not materially more restrictive taken as a whole than those contained in agreements governing Indebtedness in effect on the Issue Date, or (ii) are not materially more disadvantageous to holders of the Notes than is customary in comparable financings (as determined by the Company in good faith) and in the case of (ii) such encumbrances or restrictions apply only during the continuance of a default in respect of payment or a financial maintenance covenant relating to such Indebtedness;

(15)	any encumbrances or restrictions of the type referred to in clauses (a), (b) and (c) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (14) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company, not materially more restrictive with respect to such encumbrance and other restrictions than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; provided, further, that with respect to contracts, instruments or obligations existing on the Issue Date, any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are not materially more restrictive with respect to such encumbrances and other restrictions than those contained in such contracts, instruments or obligations as in effect on the Issue Date; and

(16)	any encumbrances or restrictions contained in Indebtedness permitted to be incurred pursuant to clause (y) of the second paragraph of the covenant described under “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” that apply only to a Designated Business.

Limitation on Guarantees of Indebtedness by Restricted Subsidiaries

The Company will not permit any of its Wholly Owned Subsidiaries that are Restricted Subsidiaries (and non-Wholly Owned Subsidiaries if such non-Wholly Owned Subsidiaries guarantee other capital markets debt securities), other than a Guarantor or a Foreign Subsidiary, to guarantee the payment of any Indebtedness of the Company or any other Guarantor unless:

(1)	such Restricted Subsidiary within 30 days executes and delivers a supplemental indenture to the Indenture providing for a Guarantee by such Restricted Subsidiary, except that with respect to a guarantee of Indebtedness of the Company or any Guarantor, that is by its express terms subordinated in right of payment to the Notes or such Guarantor’s Guarantee, any such guarantee by such Restricted Subsidiary with respect to such Indebtedness shall be subordinated in right of payment to such Guarantee substantially to the same extent as such Indebtedness is subordinated to the Notes;

(2)	such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee; and

(3)	such Restricted Subsidiary shall deliver to the Trustee an opinion of counsel to the effect that:

(a)	such Guarantee has been duly executed and authorized; and

(b)	such Guarantee constitutes a valid, binding and enforceable obligation of such Restricted Subsidiary, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or similar laws (including all laws relating to fraudulent transfers) and except insofar as enforcement thereof is subject to general principles of equity;

provided that this covenant shall not be applicable to any guarantee of any Restricted Subsidiary that existed at the time such Person became a Restricted Subsidiary and was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary.

Limitation on Line of Business

The Indenture provides that the Company and its Restricted Subsidiaries, taken as a whole, will not fundamentally and substantially alter the character of their business, taken as a whole, from the business conducted by the Company and its Restricted Subsidiaries, taken as a whole, on the Issue Date. Notwithstanding the generality of the foregoing, none of (i) the expansion of the professional services provided by the Company and its Restricted Subsidiaries after the Issue Date or (ii) the disposition of a Designated Business pursuant to clause (18) of the covenant described under “Limitation on Restricted Payments” or the covenant described under “Repurchase at the Option of Holders—Asset Sales” will be deemed a fundamental and substantial alteration for purposes of the immediately preceding sentence.

Reports and other information

Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the SEC, the Indenture requires the Company to file with the SEC (and make available to the Trustee and Holders of the Notes (without exhibits), without cost to any Holder, within 15 days after it files (or is otherwise required to file) them with the SEC) from and after the Issue Date,

(1)	within 90 days (or any other time period then in effect under the rules and regulations of the Exchange Act with respect to the filing of a Form 10-K by a non-accelerated filer) after the end of each fiscal year, annual reports on Form 10-K, or any successor or comparable form, containing the information required to be contained therein, or required in such successor or comparable form;

(2)	within 45 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 10-Q containing all quarterly information that would be required to be contained in Form 10-Q, or any successor or comparable form; and

(3)	promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 8-K, or any successor or comparable form,

in each case, in a manner that complies in all material respects with the requirements specified in such form; provided that the Company shall not be so obligated to file such reports with the SEC if the SEC does not permit such filing, in which event the Company will make available such information to prospective purchasers of Notes, in addition to providing such information to the Trustee and the Holders of the Notes, in each case within 15 days after the time the Company would be required to file such information with the SEC if it were subject to Section 15(d) of the Exchange Act. In addition, to the extent not satisfied by the foregoing, the Company agrees that, for so long as any Notes are outstanding, it will furnish to Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Notwithstanding the foregoing, the Indenture permits the Company to satisfy its obligations in this covenant with respect to financial information relating to the Company by furnishing financial information relating to Aramark (or another direct or indirect parent that guarantees the Notes); provided that the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the Company and its Restricted Subsidiaries on a standalone basis, on the other hand.

Aramark as parent guarantor guarantees the Notes for purposes of financial reporting. The Company will be deemed to have furnished the reports required under this covenant if Aramark (or another direct or indirect parent that guarantees the Notes) has filed such reports with the SEC via the EDGAR (or successor) filing system and such reports are publicly available.

Notwithstanding anything herein to the contrary, the Company will not be deemed to have failed to comply with any of its agreements hereunder for purposes of clause (3) under “Events of Default and Remedies” until 120 days after the date any report hereunder is required to be filed with the SEC pursuant to this covenant.

To the extent any information is not provided within the time periods specified in this section and such information is subsequently provided, the Company will be deemed to have satisfied its delivery obligations with respect to its delay in delivery at such time and any Default with respect thereto shall be deemed to have been cured.

Events of Default and Remedies

The following events constitute Events of Default under the Indenture:

(1)	default in payment when due and payable, upon redemption, acceleration or otherwise, of payments of principal of, or premium, if any, on the Notes issued under the Indenture;

(2)	default for 30 days or more in the payment when due of interest on or with respect to the Notes issued under the Indenture;

(3)	failure by the Company or any Guarantor for 60 days after receipt of written notice given by the Trustee or the Holders of at least 30% in principal amount of the then outstanding Notes issued under the Indenture to comply with any of its agreements (other than a default referred to in clauses (1) and (2) above) in the Indenture or the Notes;

(4)

default under any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any Indebtedness for money borrowed by the Company or any Restricted Subsidiary or the payment of which is guaranteed by the Company or any Restricted Subsidiary, other than Indebtedness owed to the Company or a Restricted Subsidiary, whether such Indebtedness or guarantee now exists or is created after the issuance of the Notes, if both:

(A)	such default either:

(i)	results from the failure to pay any principal of such Indebtedness at its stated final maturity (after giving effect to any applicable grace periods), or

(ii)	relates to an obligation other than the obligation to pay principal of any such Indebtedness at its stated final maturity and results in the holder or holders of such Indebtedness causing such Indebtedness to become due prior to its stated maturity; and

(B)	the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at stated final maturity (after giving effect to any applicable grace periods), or the maturity of which has been so accelerated, aggregate $100.0 million or more at any one time outstanding;

(5)	failure by the Company or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) to pay final judgments or orders for the payment of money in an aggregate amount exceeding $100.0 million (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage, it being understood for purposes of the Indenture that the issuance of reservation of rights letter will not be considered a denial of coverage) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days;

(6)	certain events of bankruptcy or insolvency with respect to the Company or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary); or

(7)	the Guarantee of any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) shall for any reason cease to be in full force and effect or be declared null and void or any responsible officer of any Guarantor that is a Significant Subsidiary (or the responsible officers of any group of Subsidiaries that together would constitute a Significant Subsidiary), as the case may be, denies that it has any further liability under its Guarantee or gives notice to such effect, other than by reason of the termination of the Indenture or the release of any such Guarantee in accordance with the Indenture.

If any Event of Default (other than of a type specified in clause (6) above) occurs and is continuing under the Indenture, the Trustee or the Holders of at least 30% in principal amount of the then outstanding Notes issued under the Indenture may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes issued under the Indenture to be due and payable immediately.

Upon the effectiveness of such declaration, such principal of and premium, if any, and interest on the Notes will be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising under clause (6) of the first paragraph of this section, all outstanding Notes will become due and payable without further action or notice. The Indenture provides that the Trustee may withhold from Holders notice of any continuing Default, except a Default relating to the payment of principal of and premium, if any, and interest on the Notes if it determines that withholding notice is in their interest. In addition, the Trustee will have no obligation to accelerate the Notes if in the best judgment of the Trustee acceleration is not in the best interests of the Holders of such Notes.

The Indenture provides that the Holders of a majority in aggregate principal amount of the then outstanding Notes issued thereunder by notice to the Trustee may, on behalf of the Holders of all of such Notes, waive any existing Default and its consequences under the Indenture, except a continuing Default in the payment of principal of and premium, if any, or interest on any such Notes held by a non-consenting Holder. In the event of any Event of Default specified in clause (4) above, such Event of Default and all consequences thereof

(excluding any resulting payment default, other than as a result of acceleration of the Notes) shall be annulled, waived and rescinded automatically and without any action by the Trustee or the Holders if, within 20 days after such Event of Default arose,

(x)	the Indebtedness or guarantee that is the basis for such Event of Default has been discharged,

(y)	the holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default, or

(z)	the default that is the basis for such Event of Default has been cured.

Except to enforce the right to receive payments of principal of and premium, if any, and interest on the Notes when due, no Holder may pursue any remedy with respect to the Indenture or the Notes unless:

(1)	such Holder has previously given the Trustee notice that an Event of Default is continuing;

(2)	Holders of at least 30% in principal amount of the then outstanding Notes have requested the Trustee to pursue the remedy;

(3)	such Holders have offered the Trustee security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

(4)	the Trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and

(5)	Holders of a majority in principal amount of the outstanding Notes have not given the Trustee a direction inconsistent with such request within such 60-day period.

The Indenture provides that the Company will be required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company will be required, within five Business Days, upon becoming aware of any Default, to deliver to the Trustee a statement specifying such Default.

No personal liability of directors, officers, employees and stockholders

No director, officer, employee, incorporator or stockholder of the Company or any Guarantor (other than in the case of stockholders of any Guarantor, the Company or another Guarantor) or any of their parent companies shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Guarantees and the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Legal defeasance and covenant defeasance

The Company may, at its option and at any time, elect to have all of its obligations discharged with respect to the Notes issued under the Indenture and have each Guarantor’s obligation discharged with respect to its Guarantee (“Legal Defeasance”) and cure all then existing Events of Default except for:

(1)	the rights of Holders of Notes issued under the Indenture to receive payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due solely out of the trust created pursuant to the Indenture;

(2)	the Company’s obligations with respect to Notes issued under the Indenture concerning issuing temporary notes, registration of such Notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;

(3)	the rights, powers, trusts, duties and immunities of the Trustee, and the Company’s obligations in connection therewith; and

(4)	the Legal Defeasance provisions of the Indenture.

In addition, the Company may, at its option and at any time, elect to have its obligations and those of each Guarantor released with respect to certain covenants that are described in the Indenture (“Covenant Defeasance”) and thereafter any omission to comply with such obligations shall not constitute a Default with respect to the Notes. In the event Covenant Defeasance occurs, certain events (not including bankruptcy, receivership, rehabilitation and insolvency events pertaining to the Company) described under “Events of Default and Remedies” will no longer constitute an Event of Default with respect to the Notes.

In order to exercise either Legal Defeasance or Covenant Defeasance with respect to the Notes issued under the Indenture:

(1)	the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest due on the Notes issued under the Indenture on the stated maturity date or on the redemption date, as the case may be, of such principal, premium, if any, or interest on the Notes, and the Company must specify whether such Notes are being defeased to maturity or to a particular redemption date;

(2)	in the case of Legal Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States of America reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions,

(A)	the Company has received from, or there has been published by, the United States Internal Revenue Service a ruling, or

(B)	since the original issuance of the Notes, there has been a change in the applicable U.S. Federal income tax law,

in either case to the effect that, and based thereon such opinion of counsel in the United States of America shall confirm that, subject to customary assumptions and exclusions, the Holders will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3)	in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States of America reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the Holders will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4)	no Default (other than that resulting from borrowing funds to be applied to make such deposit and any similar and simultaneous deposit relating to other Indebtedness and, in each case, the granting of Liens in connection therewith) shall have occurred and be continuing on the date of such deposit;

(5)	such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any of the Senior Credit Facilities or any other material agreement or instrument (other than the Indenture) to which, the Company or any Guarantor is a party or by which the Company or any Guarantor is bound;

(6)	the Company shall have delivered to the Trustee an opinion of counsel in the United States of America and reasonably acceptable to the Trustee to the effect that, as of the date of such opinion and subject to customary assumptions and exclusions, following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally under any applicable U.S. Federal or state law, and that the Trustee has a perfected security interest in such trust funds for the ratable benefit of the Holders;

(7)	the Company shall have delivered to the Trustee an Officers’ Certificate stating that the deposit was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company, or any Guarantor or others; and

(8)	the Company shall have delivered to the Trustee an Officers’ Certificate and an opinion of counsel in the United States of America and reasonably acceptable to the Trustee (which opinion of counsel may be subject to customary assumptions and exclusions) each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with.

Satisfaction and Discharge

The Indenture will be discharged and will cease to be of further effect as to all Notes issued thereunder, when either:

(a)	all such Notes theretofore authenticated and delivered, except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust, have been delivered to the Trustee for cancellation; or

(b) (1)	all such Notes not theretofore delivered to such Trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise, will become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company or any Guarantor has irrevocably deposited or caused to be deposited with such Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption, as the case may be;

(2)	no Default (other than that resulting from borrowing funds to be applied to make such deposit and any similar and simultaneous deposit relating to other Indebtedness and, in each case, the granting of Liens in connection therewith) with respect to the Indenture or the Notes issued thereunder shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, the Senior Credit Facilities or any other agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound;

(3)	the Company has paid or caused to be paid all sums payable by it under the Indenture; and

(4)	the Company has delivered irrevocable instructions to the Trustee under the Indenture to apply the deposited money toward the payment of such Notes at maturity or the redemption date, as the case may be.

In addition, the Company must deliver an Officers’ Certificate and an opinion of counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

Transfer and Exchange

A Holder may transfer or exchange Notes in accordance with the Indenture. The registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Note selected for redemption. Also, the Company is not required to transfer or exchange any Note for a period of 15 days before a selection of Notes to be redeemed.

The registered Holder of a Note may be treated as the owner of the Note for all purposes.

Amendment, Supplement and Waiver

Except as provided in the next two succeeding paragraphs, the Indenture, any related Guarantee and the Notes issued thereunder may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and issued under the Indenture, including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes, and any existing Default or compliance with any provision of the Indenture or the Notes issued thereunder may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes issued under the Indenture, including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes, in each case other than Notes beneficially owned by the Company or its Affiliates.

The Indenture provides that, without the consent of each Holder affected, an amendment or waiver may not, with respect to any Notes issued under the Indenture and held by a non-consenting Holder:

(1)	reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

(2)	reduce the principal of or change the fixed final maturity of any such Note or alter or waive the provisions with respect to the redemption of the Notes (other than provisions relating to the covenants described above under “Repurchase at the Option of Holders”);

(3)	reduce the rate of or change the time for payment of interest on any Note;

(4)	waive a Default in the payment of principal of or premium, if any, or interest on the Notes issued under the Indenture, except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and a waiver of the payment default that resulted from such acceleration, or in respect of a covenant or provision contained in the Indenture or any Guarantee that cannot be amended or modified without the consent of all Holders;

(5)	make any Note payable in money other than that stated in the Notes;

(6)	make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders to receive payments of principal of or premium, if any, or interest on the Notes;

(7)	make any change in the ranking of the Indenture or the Notes that would adversely affect the Holders;

(8)	except as expressly permitted by the Indenture, modify the Guarantee of any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) in any manner adverse to the Holders;

(9)	make any change in these amendment and waiver provisions; or

(10)	impair the right of any Holder to receive payment of principal of, or interest on, such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes.

Notwithstanding the foregoing, without the consent of any Holder, the Company, any Guarantor (with respect to a Guarantee or the Indenture) and the Trustee may amend or supplement the Indenture, any Guarantee or the Notes:

(1)	to cure any ambiguity, omission, mistake, defect or inconsistency;

(2)	to provide for uncertificated notes in addition to or in place of certificated notes;

(3)	to comply with the covenant relating to mergers, consolidations and sales of assets and to provide for the assumption of the Company’s, or any Guarantor’s obligations to Holders in connection therewith;

(4)	to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Indenture of any such Holder;

(5)	to add covenants for the benefit of the Holders or to surrender any right or power conferred upon the Company or a Guarantor;

(6)	to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act;

(7)	to evidence and provide for the acceptance and appointment under the Indenture of a successor Trustee pursuant to the requirements thereof;

(8)	to provide for the issuance of exchange notes or private exchange notes, which are identical to exchange notes except that they are not freely transferable;

(9)	to add a Guarantor or other guarantor under the Indenture;

(10)	to conform the text of the Indenture, the Guarantees or the Notes to any provision of this “Description of Notes” to the extent that such provision in this “Description of Notes” was intended to be a verbatim recitation of a provision of the Indenture, the Guarantees or the Notes; or

(11)	to make any amendment to the provisions of the Indenture relating to the transfer and legending of Notes; provided, however, that (a) compliance with the Indenture as so amended would not result in Notes being transferred in violation of the Securities Act or any applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer Notes.

The consent of the Holders will not be necessary under the Indenture to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment.

Notices

Notices given by publication will be deemed given on the first date on which publication is made and notices given by first-class mail, postage prepaid, will be deemed given five calendar days after mailing.

Concerning the Trustee

The Indenture contains certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Trustee is permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign.

The Indenture provides that the Holders of a majority in principal amount of the outstanding Notes issued thereunder will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, subject to certain exceptions. The Indenture provides that in case an Event of Default shall occur (which shall not be cured), the Trustee will be required, in the exercise of its power, to use the degree of care of a prudent person in the conduct of his own affairs. Subject to such provisions, the Trustee is under no obligation to exercise any of its rights or powers under the Indenture at the request of any Holder, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

Governing Law

The Indenture, the Notes and any Guarantee are governed by and construed in accordance with the laws of the State of New York.

Certain Definitions

Set forth below are certain defined terms used in the Indenture. Reference is made to the Indenture for a full definition of all such terms, as well as any other capitalized terms used herein for which no definition is provided. For purposes of the Indenture, unless otherwise specifically indicated, (1) the term “consolidated” with respect to any Person refers to such Person consolidated with its Restricted Subsidiaries, and excludes from such consolidation any Unrestricted Subsidiary as if such Unrestricted Subsidiary were not an Affiliate of such Person and (2) the term “including” means “including, without limitation.”

“Acquired Indebtedness” means, with respect to any specified Person,

(1)	Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of such specified Person, and

(2)	Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“Additional Interest” means all liquidated damages then owing pursuant to the Registration Rights Agreement.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Applicable Premium” means, with respect to any Note on any redemption date, the greater of:

(1)	1.0% of the principal amount of the Note; and

(2)	the excess, if any, of:

(a)	the present value at such redemption date of (i) the redemption price of such Note at January 15, 2019 (such redemption price being set forth in the table appearing above under “Optional Redemption”), plus (ii) all required interest payments due on such Note through January 15, 2019 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over

(b)	the principal amount of the Note.

“Asset Sale” means:

(1)	the sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions, of property or assets (including by way of a Sale and Lease-Back Transaction) of the Company or any Restricted Subsidiary (each referred to in this definition as a “disposition”); and

(2)	the issuance or sale of Equity Interests of any Restricted Subsidiary, whether in a single transaction or a series of related transactions (other than Preferred Stock of Restricted Subsidiaries issued in compliance with the covenant described under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”),

in each case, other than:

(a)	a disposition of cash, Cash Equivalents or Investment Grade Securities or obsolete or worn-out equipment, vehicles or other similar assets in the ordinary course of business or any disposition of inventory or goods held for sale in the ordinary course of business;

(b)	the disposition of all or substantially all of the assets of the Company in a manner permitted pursuant to the provisions described above under “Certain Covenants—Merger, Consolidation or Sale of All or Substantially All Assets” or any disposition that constitutes a Change of Control pursuant to the Indenture;

(c)	the making of any Permitted Investment or the making of any Restricted Payment that is not prohibited by the covenant described under “Certain Covenants—Limitation on Restricted Payments”;

(d)	any disposition of assets or issuance or sale of Equity Interests of any Restricted Subsidiary in any transaction or series of transactions with an aggregate fair market value of less than $50.0 million;

(e)	any disposition of property or assets or issuance of securities by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Restricted Subsidiary (including through the dissolution of a Restricted Subsidiary);

(f)	to the extent allowable under Section 1031 of the Internal Revenue Code of 1986 (or comparable or successor provision), any exchange of like property (excluding any boot thereon) for use in a Similar Business;

(g)	the lease, assignment or sublease of any real or personal property in the ordinary course of business;

(h)	any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(i)	foreclosures on assets;

(j)	sales of accounts receivable, or participations therein, in connection with any Receivables Facility;

(k)	the unwinding of any Hedging Obligations;

(l)	dispositions of assets in connection with Sale and Lease-Back Transactions to the extent that the Attributable Debt associated therewith outstanding at any one time does not exceed the greater of (x) $150.0 million and (y) 1.5% of Total Assets; and

(m)	the disposition of assets comprising a Designated Business to any existing Subsidiary of the Company or any newly formed Subsidiary of the Company, prior to any disposition of such Designated Business, that are completed substantially concurrently with, or reasonably in advance of, the disposition of such Designated Business.

“Attributable Debt” in respect of a Sale and Lease-Back Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended); provided, however, that if such Sale and Lease-Back Transaction results in a Capitalized Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capitalized Lease Obligation.”

“Board of Directors” means:

(1)	with respect to a corporation, the board of directors of the corporation;

(2)	with respect to a partnership, the board of directors of the general partner of the partnership; and

(3)	with respect to any other Person, the board or committee of such Person serving a similar function.

“Board Resolution” means, with respect to the Company, a duly adopted resolution of the Board of Directors of the Company or any committee thereof.

“Business Day” means each day that is not a Legal Holiday.

“Capital Stock” means:

(1)	in the case of a corporation, corporate stock;

(2)	in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)	in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4)	any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP.

“Cash Equivalents” means:

(1)	United States of America dollars;

(2) (a)	Canadian dollars;

(b)	euro;

(c)	yen;

(d)	sterling; or

(e)	in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(3)	securities issued or directly and fully and unconditionally guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

(4)	certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $250.0 million;

(5)	repurchase obligations for underlying securities of the types described in clauses (3) and (4) entered into with any financial institution meeting the qualifications specified in clause (4) above;

(6)	commercial paper rated at least P-1 by Moody’s or at least A-1 by S&P and in each case maturing within 12 months after the date of issuance thereof;

(7)	investment funds investing at least 95% of their assets in securities of the types described in clauses (1) through (6) above;

(8)	readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition; and

(9)	Indebtedness or Preferred Stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 12 months or less from the date of acquisition.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (1) and (2) above; provided that such amounts are converted into one or more of the currencies set forth in clauses (1) and (2) above as promptly as practicable and in any event within ten Business Days following the receipt of such amounts.

“Change of Control” means the occurrence of any of the following:

(1)	the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person other than a Permitted Holder; provided that the disposition of a Designated Business pursuant to either (a) clause (18) of the covenant described under “Certain Covenants— Limitation on Restricted Payments” or (b) the covenant described under “Repurchase at the Option of Holders—Asset Sales,” will not constitute a sale of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, for purposes of this clause, so long as the Consolidated Leverage Ratio of the Company would be no greater than 6.00 to 1.00 after giving pro forma effect to such sale (including the application of the net proceeds therefrom);

(2)	the Company becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act, or any successor provision), other than the Permitted Holders, in a single transaction or in a series of related transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d3 under the Exchange Act, or any successor provision) of 50% or more of the total voting power of the Voting Stock of the Company or any of its direct or indirect parent companies.

“Company” means Aramark Services, Inc. and not any of its Subsidiaries; provided that when used in the context of determining the fair market value of an asset or liability under the Indenture, “Company” shall, unless otherwise expressly stated, be deemed to mean the Board of Directors of the Company when the fair market value of such asset or liability is equal to or in excess of $100.0 million.

“Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum, without duplication, of:

(a)	consolidated interest expense of such Person and its Restricted Subsidiaries for such period to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers’ acceptances, (c) noncash interest payments (but excluding any noncash interest expense attributable to the movement in the mark-to-market valuation of Hedging Obligations or other derivative instruments pursuant to GAAP), (d) the interest component of Capitalized Lease Obligations, (e) net payments, if any, pursuant to interest rate Hedging Obligations with respect to Indebtedness and (f) commissions, discounts, yield and other fees and charges in the nature of interest expense related to any Receivables Facility, and excluding (i) Additional Interest, (ii) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, (iii) any expensing of bridge, commitment and other financing fees and (iv) any premiums paid in connection with the redemption of the Existing Notes), plus

(b)	consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, less

(c)	interest income for such period, plus

(d)	to the extent that 50% of the EBITDA attributable to AIM Services Co., Ltd. is included in “EBITDA” of the Company and its Restricted Subsidiaries pursuant to clause (3)(c) of the definition thereof, the amount of consolidated interest expense added back to calculate such 50% of EBITDA of AIM Services Co., Ltd.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness of the Company and the Restricted Subsidiaries as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to the covenant described under “Certain Covenants—Reports and Other Information” immediately preceding the date on which such event for which such calculation is being made shall occur to (b) the consolidated amount of EBITDA of the Company and the Restricted Subsidiaries for the period of the most recently ended consecutive four full fiscal quarters for which financial statements have been delivered pursuant to the covenant described under “Certain Covenants— Reports and Other Information” immediately preceding the date on which such event for which such calculation is being made shall occur, in each case with such pro forma adjustments to Consolidated Total Indebtedness and EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of Fixed Charge Coverage Ratio.

“Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided that, without duplication,

(1)	any net after-tax extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including relating to severance, relocation, unusual contract terminations, one time compensation charges, warrants or options to purchase Capital Stock of a direct or indirect parent of the Company) shall be excluded,

(2)	the Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period, in accordance with GAAP,

(3)	any net after-tax income (loss) from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed or discontinued operations shall be excluded,

(4)	any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or the sale or other disposition of any Capital Stock of any Person other than in the ordinary course of business, as determined in good faith by the Company, shall be excluded,

(5)	the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of the Company shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to the referent Person or a Restricted Subsidiary thereof in respect of such period (subject in the case of dividends, distributions or other payments made to a Restricted Subsidiary to the limitations contained in clause (6) below),

(6)	solely for the purpose of determining the amount available for Restricted Payments under clause (c)(1) of the first paragraph of “Certain Covenants—Limitation on Restricted Payments,” the Net Income for such period of any Restricted Subsidiary (other than any Guarantor) shall be excluded if the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Company will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Company or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein,

(7)	any increase in amortization or depreciation or other noncash charges resulting from the application of purchase accounting in relation to any acquisition, net of taxes, shall be excluded,

(8)	any net after-tax income (loss) from the early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments shall be excluded,

(9)	any impairment charge or asset write-off, in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded, and

(10)	any noncash compensation expense resulting from the application of Accounting Standards Codification 718 shall be excluded.

Notwithstanding the foregoing, for the purpose of the covenant described under “Certain Covenants—Limitation on Restricted Payments” only (other than clause (c)(4) thereof), there shall be excluded from Consolidated Net Income any income arising from any sale or other disposition of Restricted Investments made by the Company and the Restricted Subsidiaries, any repurchases and redemptions of Restricted Investments from the Company and the Restricted Subsidiaries, any repayments of loans and advances that constitute Restricted Investments by the Company or any Restricted Subsidiary, any sale of the stock of an Unrestricted Subsidiary or any distribution or dividend from an Unrestricted Subsidiary, in each case only to the extent such amounts increase the amount of Restricted Payments permitted under such covenant pursuant to clause (c)(4) thereof.

“Consolidated Secured Debt Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness of the Company and the Restricted Subsidiaries that is secured by Liens as of the end of the most recent fiscal quarter for which internal financial statements are available immediately preceding the date on which such event for which such calculation is being made shall occur to (b) the consolidated amount of EBITDA of the Company and the Restricted Subsidiaries for the period of the most recently ended consecutive four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such event for which such calculation is being made shall occur, in each case with such pro forma adjustments to Consolidated Total Indebtedness and EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of Fixed Charge Coverage Ratio; provided that, for purposes of the foregoing calculation, in the event that the Company shall classify Liens incurred on the date of determination as incurred in part pursuant to clause (28) of “Permitted Liens” and in part pursuant to one or more other clauses of “Permitted Liens”, Consolidated Total Indebtedness shall not include any such Indebtedness incurred pursuant to one or more such other clauses of such second paragraph, and shall not give effect to any repayment, repurchase, redemption, defeasance or other acquisition, retirement or discharge of Indebtedness from the proceeds thereof.

“Consolidated Total Indebtedness” means, as at any date of determination, an amount equal to the sum (without duplication) of (1) the aggregate amount of all outstanding Indebtedness of the Company and the Restricted Subsidiaries on a consolidated basis consisting of Indebtedness for borrowed money, Obligations in respect of Capitalized Lease Obligations, Attributable Debt in respect of Sale and Lease-Back Transactions and debt obligations evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (excluding any undrawn letters of credit), in each case determined on a consolidated basis in accordance with GAAP, (2) the aggregate amount of all outstanding Disqualified Stock of the Company and all Disqualified Stock and Preferred Stock of the Restricted Subsidiaries on a consolidated basis, with the amount of such Disqualified Stock and Preferred Stock equal to the greater of their respective voluntary or involuntary liquidation preferences and Maximum Fixed Repurchase Prices, in each case determined on a consolidated basis in accordance with GAAP and (3) the aggregate outstanding amount of advances relating to any Receivables Facility.

For purposes hereof, the “Maximum Fixed Repurchase Price” of any Disqualified Stock or Preferred Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock or Preferred Stock as if such Disqualified Stock or Preferred Stock were purchased on any date on which Consolidated Total Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock or Preferred Stock, such fair market value shall be determined reasonably and in good faith by the Company.

“Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (the “primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent,

(1)	to purchase any such primary obligation or any property constituting direct or indirect security therefor,

(2)	to advance or supply funds:

(A)	for the purchase or payment of any such primary obligation, or

(B)	to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or

(3)	to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

“Controlled Investment Affiliate” means, as to any Person, any other Person which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Company and/or other companies.

“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

“Designated Business” means the operations and/or assets comprising one or more lines of business or similar internal business unit of the Company and/or its Subsidiaries (including but not limited to all assets used in or reasonably related to such business, Equity Interests of any Subsidiary owning or operating any such business and cash and Cash Equivalents that are incidental to such business but excluding any other cash and Cash Equivalents) designated in writing by the Company in an Officers’ Certificate as a “Designated Business” so long as the sum of the Designated Business EBITDA of such Designated Business plus the Designated Business EBITDA of each other Designated Business previously disposed of pursuant to clause (18) of the second paragraph of the covenant described under “Certain Covenants—Limitation on Restricted Payments” does not account for more than 25% (plus, solely to the extent not included in the EBITDA of the Company and its Restricted Subsidiaries, the Designated Business EBITDA of each Designated Business previously disposed of pursuant to clause (18) of the second paragraph of the covenant described under “Certain Covenants—Limitation on Restricted Payments”) of the EBITDA of the Company and its Restricted Subsidiaries for the period of four consecutive fiscal quarters most recently ended for which financial statements have been delivered pursuant to the covenant described under “Certain Covenants—Reports and Other Information.”

“Designated Business EBITDA” means, with respect to any Designated Business disposed of pursuant to clause (18) of the second paragraph of the covenant described under “Certain Covenants—Limitation on Restricted Payments,” the amount of EBITDA of the Company and its Restricted Subsidiaries for the period of four consecutive fiscal quarters most recently ended for which financial statements have been delivered pursuant to the covenant described under “Certain Covenants—Reports and Other Information” prior to the date of such disposition that is derived from or otherwise attributable to such Designated Business.

“Designated Noncash Consideration” means the fair market value of noncash consideration received by the Company or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Noncash Consideration pursuant to an Officers’ Certificate, setting forth the basis of such valuation, executed by an executive vice president and the principal financial officer of the Company, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Noncash Consideration.

“Designated Preferred Stock” means Preferred Stock of the Company or any parent company thereof (in each case other than Disqualified Stock) that is issued for cash (other than to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Company or any of its Subsidiaries) and is so designated as Designated Preferred Stock pursuant to an Officers’ Certificate executed by an executive vice president and the principal financial officer of the Company or the applicable parent company thereof, as the case may be, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (c) of the first paragraph under “Certain Covenants—Limitation on Restricted Payments.”

“Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is convertible or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Capital Stock that is not Disqualified Stock), other than as a result of a change of control or asset sale, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, other than as a result of a change of control or asset sale, in whole or in part, in each case prior to the date that is 91 days after the earlier of the maturity date of the Notes and the date the Notes are no longer outstanding; provided that if such Capital Stock is issued to any plan for the benefit of employees of the Company or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Company or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations; provided, further, that any Capital Stock held by any future, current or former employee, director, manager or consultant (or their respective trusts, estates, investment funds, investment vehicles or Immediate Family Members), of the Company, any of its subsidiaries, any of its direct or indirect parent companies or any other entity in which the Company or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the Board of Directors of the Company (or the Compensation Committee thereof), in each case pursuant to any stockholders’ agreement management equity plan or stock option plan or any other management or employee benefit plan or agreement shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Company or its subsidiaries.

“Domestic Subsidiary” means, with respect to any Person, any Restricted Subsidiary of such Person other than (i) a Foreign Subsidiary or (ii) a Subsidiary of a Foreign Subsidiary.

“EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period:

(1)	increased by (without duplication):

(a)	provision for taxes based on income or profits, plus franchise or similar taxes, of such Person for such period deducted (and not added back) in computing Consolidated Net Income in such period; plus

(b)	consolidated Fixed Charges of such Person for such period to the extent the same was deducted (and not added back) in calculating Consolidated Net Income in such period; plus

(c)	Consolidated Depreciation and Amortization Expense of such Person for such period to the extent such depreciation and amortization were deducted (and not added back) in computing Consolidated Net Income in such period; plus

(d)	any expenses or charges related to any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or the incurrence of indebtedness permitted to be incurred by the Indenture including a refinancing thereof (whether or not successful) and any amendment or modification to the terms of any such transactions, in each case, deducted (and not added back) in computing Consolidated Net Income in such period; plus

(e)	the amount of any restructuring charge or reserve deducted (and not added back) in computing Consolidated Net Income in such period, including any one-time costs incurred in connection with (x) acquisitions after the Issue Date or (y) the closing or consolidation of facilities after the Issue Date; plus

(f)	any write-offs, write-downs or other noncash charges reducing Consolidated Net Income for such period, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period; plus

(g)	the amount of any minority interest expense deducted (and not added back) in calculating Consolidated Net Income for such period; plus

(h)	[reserved]; plus

(i)	the amount of net cost savings projected by the Company in good faith to be realized during such period (calculated on a pro forma basis as though such cost savings had been realized on the first day of such period) in connection with any acquisition or disposition by the Company or a Restricted Subsidiary, net of the amount of actual benefits realized during such period from such actions; provided that (x) such cost savings are reasonably identifiable and factually supportable, (y) such actions are taken within 18 months after the Closing Date or the date of such acquisition or disposition and (z) the aggregate amount of cost savings added pursuant to this clause (i) shall not exceed the greater of (A) an amount equal to 5% of EBITDA of the Company and its Restricted Subsidiaries for the period of four consecutive fiscal quarters most recently ended prior to the determination date (without giving effect to any adjustments pursuant to this clause (i)) and (B) $50.0 million for any four consecutive quarter period (which adjustments may be incremental to pro forma adjustments made pursuant to the second paragraph of the definition of “Fixed Charge Coverage Ratio”); plus

(j)	any costs or expenses incurred by the Company or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or stockholders agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Company or net cash proceeds of issuance of Equity Interests of the Company (other than Disqualified Stock that is Preferred Stock) in each case, solely to the extent that such cash proceeds are excluded from the calculation set forth in clause (c) of the first paragraph under “Certain Covenants—Limitation on Restricted Payments”; plus

(k)	to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses with respect to liability or casualty events or business interruption;

(2)	decreased by (without duplication) noncash gains increasing Consolidated Net Income of such Person for such period, excluding any noncash gains that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period (other than such cash charges that have been added back to Consolidated Net Income in calculating EBITDA in accordance with this definition); and

(3)	increased (by losses) or decreased (by gains) by (without duplication):

(a)	any net noncash gain or loss resulting in such period from Hedging Obligations and the application of Accounting Standards Codification 718;

(b)	any net noncash gain or loss resulting in such period from currency translation gains or losses related to currency remeasurements of Indebtedness; and

(c)	50% of the EBITDA of AIM Services Co., Ltd. (calculated without reference to this clause (3)(c) and including a deduction for any unusual gain on any sales of real estate by such entities consummated prior to the Issue Date).

“EMU” means the economic and monetary union contemplated by the Treaty of the European Union.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“Equity Offering” means any public or private sale of common stock or Preferred Stock of the Company or any of its direct or indirect parent companies to the extent contributed to the Company (excluding Disqualified Stock), other than

(a)	public offerings with respect to the Company’s or any direct or indirect parent company’s common stock registered on Form S-4 or Form S-8;

(b)	any such public or private sale that constitutes an Excluded Contribution; and

(c)	an issuance to any Subsidiary of the Company.

“euro” means the single currency of participating member states of the EMU.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Excluded Contribution” means net cash proceeds, marketable securities or Qualified Proceeds received by the Company after the Issue Date from:

(a)	contributions to its common equity capital (other than from the proceeds of Designated Preferred Stock); and

(b)	the sale (other than to a Subsidiary of the Company or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Company) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the Company,

in each case designated as Excluded Contributions pursuant to an Officers’ Certificate executed by an executive vice president and the principal financial officer of the Company on the date such capital contributions are made or the date such Equity Interests are sold, as the case may be, which are excluded from the calculation set forth in clause (c) of the first paragraph under “Certain Covenants—Limitation on Restricted Payments.”

“Existing Indebtedness” means all Indebtedness of the Company and its Restricted Subsidiaries (other than Indebtedness under the Credit Agreement) in existence on the Issue Date.

“Existing Notes” means the 5.75% Senior Notes due 2020 originally issued on March 7, 2013 by Aramark Services, Inc. pursuant to the indenture, dated as of March 7, 2013, among Aramark Services, Inc., the guarantors named therein and The Bank of New York Mellon, as trustee.

“Fixed Charge Coverage Ratio” means, with respect to any Person for any period, the ratio of EBITDA of such Person for such period to the Fixed Charges of such Person for such period. In the event that the Company or any Restricted Subsidiary incurs, assumes, guarantees, redeems, retires or extinguishes any Indebtedness (other than Indebtedness incurred under any revolving credit facility that has been permanently repaid and has not been replaced) or issues or redeems Disqualified Stock or Preferred Stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to or simultaneously with the event for which the calculation of the Fixed Charge Coverage Ratio is made (the “Calculation Date”), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, retirement or extinguishing of Indebtedness, or such issuance or redemption of Disqualified Stock or Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter period (the “reference period”); provided that, for purposes of the foregoing calculation, in the event that the Company shall classify Indebtedness Incurred on the date of determination as incurred in part pursuant to the first paragraph of the covenant described under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” and/or clause (p) of such covenant (other than by reason of subclause (1)(B) of the proviso to such clause (p)) and in part pursuant to one or more other clauses of the second paragraph of such covenant (as provided in the third paragraph of such covenant), “Fixed Charges” shall exclude any Fixed Charges attributable to any such Indebtedness incurred pursuant to one or more such other clauses of such second paragraph, and shall not give effect to any repayment, repurchase, redemption, defeasance or other acquisition, retirement or discharge of Indebtedness from the proceeds thereof.

For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, consolidations and disposed operations (as determined in accordance with GAAP) that have been made by the

Company or any Restricted Subsidiary during the four quarter reference period or subsequent to such reference period and on or prior to or simultaneously with the Calculation Date shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers, consolidations and disposed operations (and the change in any associated fixed charges and the change in EBITDA resulting therefrom) had occurred on the first day of the reference period. If since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Investment, acquisition, disposition, merger, consolidation or disposed operation that would have required adjustment pursuant to this definition, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, merger, consolidation or disposed operation had occurred at the beginning of the reference period.

For purposes of this definition, whenever pro forma effect is to be given to a transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Company may designate.

“Fixed Charges” means, with respect to any Person for any period, the sum of:

(a)	Consolidated Interest Expense of such Person for such period;

(b)	all cash dividend payments or other distributions (excluding items eliminated in consolidation) on any series of Preferred Stock (including any dividends paid to any direct or indirect parent company of the Company in order to permit the payment of dividends by such parent company on its Designated Preferred Stock) during such period; and

(c)	all cash dividend payments or other distributions (excluding items eliminated in consolidation) on any series of Disqualified Stock made during such period.

“Foreign Subsidiary” means, with respect to any Person, any Restricted Subsidiary of such Person that is not organized or existing under the laws of the United States of America, any state thereof or the District of Columbia.

“Foreign Subsidiary Total Assets” means the total amount of all assets of Foreign Subsidiaries of the Company and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP as shown on the most recent balance sheet of the Company.

“GAAP” means generally accepted accounting principles in the United States of America that are in effect on the Issue Date.

“Government Securities” means securities that are:

(a)	direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged; or

(b)	obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuers thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt.

“guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations, and, when used as a verb, shall have a corresponding meaning.

“Guarantee” means the guarantee by any Guarantor of the Company’s Obligations under the Indenture and the Notes (excluding, for the avoidance of doubt, the guarantee of the Notes provided by Aramark for purposes of financial reporting).

“Guarantor” means each Restricted Subsidiary of the Company that executes the Indenture as a guarantor on the Issue Date and each other Restricted Subsidiary of the Company that thereafter guarantees the Notes pursuant to the terms of the Indenture (excluding, for the avoidance of doubt, Aramark as parent guarantor).

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements and other agreements or arrangements, in each case designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices.

“Holder” means the Person in whose name a Note is registered on the registrar’s books.

“Immediate Family Members” means with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor.

“Indebtedness” means, with respect to any Person,

(a)	any indebtedness (including principal and premium) of such Person, whether or not contingent:

(1)	in respect of borrowed money;

(2)	evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without double counting, reimbursement agreements in respect thereof);

(3)	representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations), except any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business; or

(4)	representing any Hedging Obligations,

if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

(b)	to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the obligations of the type referred to in clause (a) of a third Person (whether or not such items would appear upon the balance sheet of such obligor or guarantor), other than by endorsement of negotiable instruments for collection in the ordinary course of business;

(c)	to the extent not otherwise included, the obligations of the type referred to in clause (a) of a third Person secured by a Lien on any asset owned by such first Person, whether or not such obligations are assumed by such first Person and whether or not such obligations would appear upon the balance sheet of such Person; provided that the amount of such Indebtedness will be the lesser of the fair market value of such asset at the date of determination and the amount of Indebtedness so secured; and

(d)	Attributable Debt in respect of Sale and Lease-Back Transactions;

provided, however, that notwithstanding the foregoing, Indebtedness will be deemed not to include (A) Contingent Obligations incurred in the ordinary course of business and (B) Obligations under, or in respect of, any Receivables Facility.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant to Persons engaged in Similar Businesses of nationally recognized standing that is, in the good faith judgment of the Company, qualified to perform the task for which it has been engaged and that is independent from the Company and its Affiliates.

“Initial Purchasers” means J.P. Morgan Securities LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Wells Fargo Securities, LLC, PNC Capital Markets LLC, Rabo Securities USA, Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Comerica Securities, Inc. and Santander Investment Securities Inc.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency.

“Investment Grade Securities” means:

(1)	securities issued or directly and fully guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof (other than Cash Equivalents);

(2)	debt securities or debt instruments with a rating of BBB- or higher by S&P or Baa3 or higher by Moody’s or the equivalent of such rating by such rating organization, or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among the Company and its Subsidiaries;

(3)	investments in any fund that invests exclusively in investments of the type described in clauses (1) and (2), which fund may also hold immaterial amounts of cash pending investment or distribution; and

(4)	corresponding instruments in countries other than the United States of America customarily utilized for high quality investments.

“Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (including by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others, but excluding accounts receivable, trade credit, advances to customers, commission, travel and similar advances to officers and employees, in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet (excluding the footnotes) of such Person in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property. For purposes of the definition of “Unrestricted Subsidiary” and the covenant described under “Certain Covenants—Limitation on Restricted Payments”:

(1)	“Investments” shall include the portion (proportionate to the Company’s equity interest in such Subsidiary) of the fair market value of the net assets of a Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to:

(x)	the Company’s “Investment” in such Subsidiary at the time of such redesignation, less

(y)	the portion (proportionate to the Company’s equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and

(2)	any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Company.

For the avoidance of doubt, a guarantee by a specified Person of the obligations of another Person (the “primary obligor”) shall be deemed to be an Investment by such specified Person in the primary obligor to the extent of such guarantee except that any guarantee by the Company or any Guarantor of the obligations of a primary obligor in favor of the Company or any Guarantor shall be deemed to be an Investment by the Company or any Guarantor in the Company or any Guarantor.

“Issue Date” means December 17, 2015.

“Legal Holiday” means a Saturday, a Sunday or a day on which commercial banking institutions are not required to be open in the State of New York.

“Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Management Stockholders” means the members of management (and their Controlled Investment Affiliates and Immediate Family Members) of the Company (or its direct parent) who are holders of Equity Interests of any direct or indirect parent companies of the Company on the Issue Date.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

“Net Income” means, with respect to any Person, the net income (loss) attributable to such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends.

“Net Proceeds” means the aggregate cash proceeds received by the Company or any Restricted Subsidiary in respect of any Asset Sale, including any cash received upon the sale or other disposition of any Designated Noncash Consideration received in any Asset Sale, net of the direct costs relating to such Asset Sale and the sale or disposition of such Designated Noncash Consideration, including legal, accounting and investment banking fees, and brokerage and sales commissions, any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), amounts required to be applied to the repayment of principal, premium, if any, and interest on Indebtedness required (other than by clause (1) of the second paragraph of “Repurchase at the Option of Holders—Asset Sales”) to be paid as a result of such transaction and any deduction of appropriate amounts to be provided by the Company as a reserve in accordance with GAAP against any liabilities associated with the asset disposed of in such transaction and retained by the Company after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction.

“Neubauer Stockholders” means Joseph Neubauer and his Controlled Investment Affiliates.

“Obligations” means any principal (including reimbursement obligations with respect to letters of credit whether or not drawn), interest (including, to the extent legally permitted, all interest accrued thereon after the commencement of any insolvency or liquidation proceeding at the rate, including any applicable post-default rate, specified in the applicable agreement), premium (if any), guarantees of payment, penalties, fees, indemnifications, reimbursements, expenses, damages and other liabilities payable under the documentation governing any Indebtedness; provided that Obligations with respect to the Notes shall not include fees or indemnification in favor of the Trustee and any other third parties other than the Holders.

“Officer” means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the Company.

“Officers’ Certificate” means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements set forth in the Indenture.

“Permitted Asset Swap” means the concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the Company or any of its Restricted Subsidiaries and another Person that is not the Company or any of its Restricted Subsidiaries; provided that any cash or Cash Equivalents received must be applied in accordance with the covenant described under “Repurchase at the Option of Holders—Asset Sales.”

“Permitted Holders” means each of the Neubauer Stockholders and Management Stockholders and any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) of which any of the foregoing are members; provided that, in the case of such group and without giving effect to the existence of such group or any other group, the Neubauer Stockholders and Management Stockholders, collectively, have beneficial ownership of more than 50% of the total voting power of the Voting Stock of the Company or any of its direct or indirect parent companies. Any Person or group whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of the Indenture will thereafter, together with its Affiliates, constitute an additional Permitted Holder.

“Permitted Investments” means:

(a)	any Investment in the Company or any Restricted Subsidiary;

(b)	any Investment in cash and Cash Equivalents or Investment Grade Securities;

(c) (i)	any Investment by the Company or any Restricted Subsidiary of the Company in a Person that is engaged in a Similar Business if as a result of such Investment:

(1)	such Person becomes a Restricted Subsidiary of the Company, or

(2)	such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company, and

(ii)	any Investment held by such Person; provided that such Investment was not acquired by such Person in contemplation of such acquisition, merger, consolidation or transfer;

(d)	any Investment in securities or other assets not constituting cash, Cash Equivalents or Investment Grade Securities and received in connection with an Asset Sale made pursuant to the provisions of the covenant described under “Repurchase at the Option of Holders—Asset Sales” or any other disposition of assets not constituting an Asset Sale;

(e)	any Investment existing on the Issue Date or made pursuant to legally binding written commitments in existence on the Issue Date;

(f)	loans and advances to, and guarantees of Indebtedness of, employees not in excess of $15.0 million outstanding at any one time, in the aggregate;

(g)	any Investment acquired by the Company or any Restricted Subsidiary:

(1)	in exchange for any other Investment or accounts receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the Person in which such other Investment is made or which is the obligor with respect to such accounts receivable,

(2)	in satisfaction of judgments against other Persons, or

(3)	as a result of a foreclosure by the Company or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(h)	Hedging Obligations permitted under clause (l) of the covenant described in “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;

(i)	loans and advances to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business or consistent with past practice or to fund such Person’s purchase of Equity Interests of the Company or any direct or indirect parent company thereof under compensation plans approved by the Board of Directors of the Company (or the Compensation Committee thereof) in good faith; provided that to the extent that the net proceeds of any such purchase are made to any direct or indirect parent of the Company, such net proceeds are contributed to the Company;

(j)	Investments the payment for which consists of Equity Interests of the Company, or any of its direct or indirect parent companies (exclusive of Disqualified Stock); provided that such Equity Interests will not increase the amount available for Restricted Payments under clause (c) of the first paragraph under the covenant described in “Certain Covenants— Limitation on Restricted Payments”;

(k)	guarantees of Indebtedness permitted under the covenant described in “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” performance guarantees in the ordinary course of business and guarantees of the Company or any Restricted Subsidiary to any employee benefit plan of the Company and its Restricted Subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary of any such plan;

(l)	any transaction to the extent it constitutes an investment that is permitted and made in accordance with the provisions of the second paragraph of the covenant described under “Certain Covenants—Transactions with Affiliates” (except transactions described in clauses (2), (6) and (11) of such paragraph);

(m)	Investments consisting of purchases and acquisitions of inventory, supplies, material or equipment or the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons;

(n)	Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (n) that are at that time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or marketable securities), not to exceed the greater of (x) $500.0 million and (y) 5.0% of Total Assets at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided that the aggregate fair market value of Investments (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value) in Unrestricted Subsidiaries under this clause (n) shall not exceed the greater of (x) $250.0 million and (y) 2.5% of Total Assets;

(o)	Investments relating to a Receivables Facility;

(p)	Investments in, and solely to the extent contemplated by the organizational documents (as in existence on the Issue Date) of, joint ventures to which the Company or its Restricted Subsidiaries is a party on the Issue Date;

(q)	Investments consisting of purchases and acquisition of assets or services in the ordinary course of business; and

(r)	Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contracts.

“Permitted Liens” means, with respect to any Person:

(1)	Liens to secure Indebtedness incurred under clause (a) of the second paragraph of the covenant described under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” (and any related Obligations);

(2)	pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits to secure bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business;

(3)	Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens and other similar Liens, in each case, for sums not yet overdue for a period of more than 30 days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP;

(4)	Liens for taxes, assessments or other governmental charges or claims not yet overdue for a period of more than 30 days or payable or subject to penalties for nonpayment or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP;

(5)	Liens in favor of issuers of performance and surety bonds or bid bonds or with respect to other regulatory requirements or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business;

(6)	minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties, in each case, which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(7)	Liens existing on the Issue Date;

(8)	Liens on property or shares of stock of a Person at the time such Person becomes a Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided, further, that such Liens may not extend to any other property owned by the Company or any Restricted Subsidiary;

(9)	Liens on property at the time the Company or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger or consolidation with or into the Company or any Restricted Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition; provided, further, that the Liens may not extend to any other property owned by the Company or any Restricted Subsidiary;

(10)	Liens securing Indebtedness or other obligations of a Restricted Subsidiary owing to the Company or another Restricted Subsidiary permitted to be incurred in accordance with the covenant described under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;

(11)	Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(12)	leases, subleases, licenses or sublicenses granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of the Company or any of the Restricted Subsidiaries and do not secure any Indebtedness;

(13)	Liens arising from financing statement filings under the Uniform Commercial Code or similar state laws regarding operating leases entered into by the Company and its Restricted Subsidiaries in the ordinary course of business;

(14)	Liens in favor of the Company or any Guarantor;

(15)	Liens on inventory or equipment of the Company or any Restricted Subsidiary granted in the ordinary course of business to the Company’s client at which such inventory or equipment is located;

(16)	Liens on accounts receivable and related assets incurred in connection with a Receivables Facility;

(17)	Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancing, refunding, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (7), (8) and (9) and the following clause (18); provided that (x) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property), and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (7), (8), (9) and the following clause (18) at the time the original Lien became a Permitted Lien under the Indenture, and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement;

(18)	Liens securing Indebtedness permitted to be incurred pursuant to clauses (f), (s), (t) and (v)(i) of the second paragraph under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; provided that (A) Liens securing Indebtedness permitted to be incurred pursuant to clause (s) are solely on acquired property or the assets of the acquired entity, as the case may be, and (B) Liens securing Indebtedness permitted to be incurred pursuant to clause (t) extend only to the assets of Foreign Subsidiaries;

(19)	deposits in the ordinary course of business to secure liability to insurance carriers;

(20)	Liens securing judgments for the payment of money not constituting an Event of Default under clause (5) under “Events of Default and Remedies,” so long as such Liens are adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

(21)	Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(22)	Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code or any comparable or successor provision, on items in the course of collection, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business and (iii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry;

(23)	Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Company or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Company and its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Company or any of its Restricted Subsidiaries in the ordinary course of business;

(24)	Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(25)	Liens deemed to exist in connection with Investments in repurchase agreements permitted under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; provided that such Liens do not extend to any assets other than those assets that are the subject of such repurchase agreements;

(26)	other Liens securing obligations incurred in the ordinary course of business which obligations do not exceed the greater of (x) $100.0 million and (y) 1.0% of Total Assets at any one time outstanding;

(27)	Liens securing Hedging Obligations; provided that to the extent any such Hedging Obligation is related to any Indebtedness, such related Indebtedness is, and is permitted to be under the Indenture, secured by a Lien on the same property securing such Hedging Obligation;

(28)	Liens incurred to secure Obligations in respect of any Indebtedness permitted to be incurred pursuant to the covenant described under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; provided that, at the time of incurrence and after giving pro forma effect thereto, the Consolidated Secured Debt Ratio would be no greater than 4.50:1.0; provided, further, that for purposes of calculating the Consolidated Secured Debt Ratio pursuant to this clause, the total amount of Indebtedness permitted to be incurred pursuant to clause (a) of the second paragraph under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” shall be deemed to be outstanding and secured by Liens;

(29)	Liens securing the Notes and the Guarantees; and

(30)	Liens securing Indebtedness permitted by clause (y) of the second paragraph of the covenant described under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” encumbering the assets of a Designated Business, which Liens do not attach to the assets of the Company or any of its Restricted Subsidiaries other than those of any Restricted Subsidiary included in such Designated Business.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Preferred Stock” means any Equity Interest with preferential rights of payment of dividends or upon liquidation, dissolution, or winding up.

“Qualified Proceeds” means assets that are used or useful in, or Capital Stock of any Person engaged in, a Similar Business; provided that the fair market value of any such assets or Capital Stock shall be determined by the Company in good faith.

“Rating Agencies” means Moody’s and S&P or if Moody’s or S&P or both shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company which shall be substituted for Moody’s or S&P or both, as the case may be.

“Receivables Facility” means the receivables facility established for Aramark Receivables, LLC pursuant to the amended and restated Receivables Purchase Agreement dated as of January 26, 2007 among Aramark

Receivables, LLC and the other parties thereto, as amended, supplemented, modified, extended, renewed, restated, refunded, replaced or refinanced from time to time, the Indebtedness of which is non-recourse (except for standard representations, warranties, covenants and indemnities made in connection with such facilities) to the Company and its Restricted Subsidiaries pursuant to which the Company or any of its Restricted Subsidiaries (other than Receivables Subsidiaries) sells its accounts receivable to either (a) a Person that is not a Restricted Subsidiary or (b) a Receivables Subsidiary that in turn sells its accounts receivable to a Person that is not a Restricted Subsidiary.

“Receivables Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Receivables Facility.

“Receivables Subsidiary” means any Subsidiary formed solely for the purpose of engaging, and that engages only, in one or more Receivables Facilities.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of the Issue Date, among the Company, the Guarantors and the Initial Purchasers.

“Related Business Assets” means assets (other than cash or Cash Equivalents) used or useful in a Similar Business; provided that any assets received by the Company or a Restricted Subsidiary in exchange for assets transferred by the Company or a Restricted Subsidiary shall not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary.

“Restricted Investment” means an Investment other than a Permitted Investment.

“Restricted Subsidiary” means, at any time, any direct or indirect Subsidiary of the Company (including any Foreign Subsidiary) that is not then an Unrestricted Subsidiary; provided that upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of “Restricted Subsidiary.”

“S&P” means Standard and Poor’s, a division of the McGraw-Hill Companies, Inc., and any successor to its rating agency business.

“Sale and Lease-Back Transaction” means any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person in contemplation of such leasing.

“SEC” means the Securities and Exchange Commission.

“Secured Indebtedness” means any Indebtedness secured by a Lien.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Senior Credit Facilities” means the credit facilities provided under the senior secured credit agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, as further amended and restated on February 24, 2014, as amended on March 28, 2014 and as may be further amended, among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto in their capacity as lenders and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, including any guarantees, collateral documents, instruments and agreements executed in connection therewith, and any amendments, supplements, modifications, extensions, replacements, renewals, restatements, refundings or refinancings thereof and any indentures or credit facilities or commercial paper facilities with banks or other institutional lenders or investors that extend, replace, refund, refinance, renew or defease any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that increases the amount borrowable thereunder or alters the maturity thereof (provided that such increase in borrowings is permitted under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” above).

“Senior Indebtedness” means with respect to any Person:

(1)	all Indebtedness of such Person, whether outstanding on the Issue Date or thereafter incurred; and

(2)	all other Obligations of such Person (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person whether or not post-filing interest is allowed in such proceeding) in respect of Indebtedness described in clause (1) above unless, in the case of clauses (1) and (2), the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness or other Obligations are subordinate in right of payment to the Notes or the Guarantee of such Person, as the case may be; provided that Senior Indebtedness shall not include:

(1)	any obligation of such Person to the Company or any Subsidiary or to any joint venture in which the Company or any Restricted Subsidiary has an interest;

(2)	any liability for Federal, state, local or other taxes owed or owing by such Person;

(3)	any accounts payable or other liability to trade creditors in the ordinary course of business (including guarantees thereof as instruments evidencing such liabilities);

(4)	any Indebtedness or other Obligations of such Person that is subordinate or junior in any respect to any other Indebtedness or other Obligation of such Person; or

(5)	that portion of any Indebtedness that at the time of incurrence is incurred in violation of the Indenture.

“Significant Subsidiary” means any Restricted Subsidiary of the Company that would be a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the date hereof.

“Similar Business” means any business conducted by the Company and its Restricted Subsidiaries on the Issue Date or any business that is similar, reasonably related, incidental or ancillary thereto.

“Subordinated Indebtedness” means,

(a)	with respect to the Company, any Indebtedness of the Company that is by its terms subordinated in right of payment to the Notes, and

(b)	with respect to any Guarantor, any Indebtedness of such Guarantor that is by its terms subordinated in right of payment to the Guarantee of such Guarantor.

“Subsidiary” means, with respect to any Person,

(1)	any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, and

(2)	any partnership, joint venture, limited liability company or similar entity of which

(x)	more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and

(y)	such Person or any Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

“Total Assets” means the total amount of all assets of the Company and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP as shown on the most recent balance sheet of the Company.

“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to January 15, 2019; provided, however, that if the period from the redemption date to January 15, 2019, is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

“Trustee” means The Bank of New York Mellon until a successor replaces it and, thereafter, means the successor.

“Unrestricted Subsidiary” means:

(1)	any Subsidiary of the Company that at the time of determination is an Unrestricted Subsidiary (as designated by the Company, as provided below), and

(2)	any Subsidiary of an Unrestricted Subsidiary.

The Company may designate any Subsidiary of the Company (including any existing Subsidiary and any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on, any property of, the Company or any Subsidiary of the Company (other than any Subsidiary of the Subsidiary to be so designated); provided that

(a)	any Unrestricted Subsidiary must be an entity of which shares of the capital stock or other equity interests (including partnership interests) entitled to cast at least a majority of the votes that may be cast by all shares or equity interests having ordinary voting power for the election of directors or other governing body are owned, directly or indirectly, by the Company,

(b)	such designation complies with the covenant described under “Certain Covenants—Limitation on Restricted Payments,” and

(c)	each of:

(1)	the Subsidiary to be so designated, and

(2)	its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any Restricted Subsidiary.

The Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that, immediately after giving effect to such designation no Default shall have occurred and be continuing and either:

(1)	the Company could incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test described in the first paragraph under “Certain Covenants—Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” or

(2)	the Fixed Charge Coverage Ratio for the Company and its Restricted Subsidiaries would be greater than such ratio for the Company and its Restricted Subsidiaries immediately prior to such designation, in each case on a pro forma basis taking into account such designation.

Any such designation by the Company shall be notified by the Company to the Trustee by promptly filing with the Trustee a copy of any applicable Board Resolution giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the foregoing provisions.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, at any date, the quotient obtained by dividing

(1)	the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock or Preferred Stock multiplied by the amount of such payment, by

(2)	the sum of all such payments.

“Wholly Owned Subsidiary” of any Person means a Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

REGISTRATION RIGHTS

In this section, “we,” “us,” and “our” refer to Aramark Services, Inc. and not to Aramark.

We have entered into a registration rights agreement with the initial purchasers obligating us to use commercially reasonable efforts to file with the SEC and cause to become effective a registration statement relating to an offer to exchange the outstanding notes for the exchange notes evidencing the same continuing indebtedness and with substantially identical terms except that the exchange notes will not be subject to registration on transfer, registration rights or interest rate increases as described herein.

When the exchange offer registration statement becomes effective, we will offer the exchange notes in exchange for the outstanding notes. The exchange offer will remain open for at least 20 business days after the date we mail notice of the exchange offer to Holders. For each outstanding note surrendered to us under the exchange offer, the Holder will receive an exchange note having a principal amount at maturity equal to that of the surrendered note. Interest on each exchange note will accrue from the last interest payment date on which interest was paid on the note surrendered in exchange therefor or, if no interest has been paid on such note, from the original issue date of the notes.

Under existing interpretations of the Securities Act by the SEC contained in several no action letters to third parties, and subject to the immediately following sentence, we believe that the exchange notes would generally be freely transferable by Holders thereof after the exchange offer without further registration under the Securities Act (subject to certain representations required to be made by each Holder, as set forth below). However, any purchaser of notes who is an “affiliate” of us or any guarantor and any purchaser of notes who intends to participate in the exchange offer for the purpose of distributing the exchange notes (i) will not be able to rely on the interpretation of the staff of the SEC, (ii) will not be able to tender its notes in the exchange offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the notes unless such sale or transfer is made pursuant to an exemption from such requirements.

In addition, in connection with any resales of exchange notes, any broker dealer, which we refer to as a participating broker dealer (a “Participating Broker Dealer”), which acquired the notes for its own account as a result of market making or other trading activities must deliver a prospectus meeting the requirements of the Securities Act. The SEC has taken the position that Participating Broker Dealers may fulfill their prospectus delivery requirements with respect to the exchange notes (other than a resale of an unsold allotment from this offering) with the prospectus contained in the exchange offer registration statement. We agreed to make available for a period of up to 90 days after consummation of the exchange offer a prospectus meeting the requirements of the Securities Act to any Participating Broker Dealer and any other persons with similar prospectus delivery requirements for use in connection with any resale of exchange notes. A Participating Broker Dealer or any other person that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the registration rights agreement (including certain indemnification rights and obligations thereunder).

Each Holder (other than certain specified Holders) who wishes to exchange the outstanding notes for exchange notes in the exchange offer will be required to make certain representations, including representations that (i) any exchange notes to be received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the exchange notes, (iii) it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of us or any guarantor, and (iv) if such Holder is a broker dealer that will receive exchange notes for its own account in exchange for notes that were acquired as a result of market making or other trading activities, then such Holder will comply with the prospectus delivery requirements of the Securities Act, to the extent applicable, in connection with any resale of the exchange notes.

In the event that (i) any changes in law or the applicable interpretations of the staff of the SEC do not permit us to effect the exchange offer, (ii) for any other reason the exchange offer is not consummated within the time period required by the last paragraph of this “Registration Rights” section, (iii) under certain circumstances, the initial purchasers shall so request or (iv) any Holder (other than the initial purchasers) is not eligible to participate in the exchange offer, we will, at our expense, (a) as promptly as practicable, file with the SEC a shelf registration statement covering resales of the outstanding notes and use commercially reasonable efforts to cause the shelf registration statement to be declared effective and (b) use commercially reasonable efforts to keep the shelf registration statement effective until the earlier of the second anniversary of the original issue date of the outstanding notes and the date all outstanding notes covered by the shelf registration statement have been sold as contemplated in the shelf registration statement. We will, in the event of the filing of the shelf registration statement, provide to each Holder copies of the prospectus which is a part of the shelf registration statement, notify each such Holder when the shelf registration statement has become effective and take certain other actions as are required to permit unrestricted resales of the outstanding notes. A Holder that sells its notes pursuant to the shelf registration statement generally (1) will be required to be named as a selling security Holder in the related prospectus and to deliver a prospectus to purchasers, (2) will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and (3) will be bound by the provisions of the registration rights agreement that are applicable to such a Holder (including certain indemnification rights and obligations thereunder). In addition, each Holder will be required to deliver information to be used in connection with the shelf registration statement and to provide comments on the shelf registration statement within the time periods set forth in the registration rights agreement to have their outstanding notes included in the shelf registration statement and to benefit from the provisions regarding liquidated damages described in the following paragraph.

If (i) the exchange offer is not completed within 270 calendar days after the original issue date of the outstanding notes, (ii) an effective shelf registration statement is not made available by the 270th calendar day after the date on which the requirement to make such shelf registration statement available arises, but in no event earlier than the 270th calendar day after the original issue date of the outstanding notes, or (iii) following effectiveness of the shelf registration statement, subject to limited exceptions, it ceases to remain effective or otherwise available for more than 90 calendar days in any 12-month period, the annual interest rate borne by the outstanding notes will be increased by 0.25% per annum (the “Additional Interest”) with respect to each 90-day period that passes, up to a maximum of 1% per annum, in each case, until the exchange offer is filed or completed, an effective shelf registration statement becomes available or again becomes available, as applicable. In the event that any registration default described in the preceding sentence take place, we will pay Additional Interest on the outstanding notes.

BOOK-ENTRY; DELIVERY AND FORM

The exchange notes issued in exchange for outstanding notes will be represented by a global note in definitive, fully registered form without interest coupons (collectively, the “Global Notes”). The Global Notes will be deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of a nominee of DTC.

Except in the limited circumstances described below, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated notes. Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC, Euroclear and Clearstream, Luxembourg and their respective direct or indirect participants, which rules and procedures may change from time to time.

Global Notes

The following description of DTC, Euroclear and Clearstream, Luxembourg is based on our understanding of their current operations and procedures. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them from time to time. We take no responsibility for these operations and procedures and urge investors to contact the systems or their participants directly to discuss these matters.

Upon the issuance of the notes, DTC will credit, on its internal system, the respective principal amount of the individual beneficial interests represented by such Global Notes to the accounts of persons who have accounts with such depositary. Ownership of beneficial interests in a Global Note will be limited to DTC’s participants or persons who hold interests through its participants. Ownership of beneficial interests in the Global Notes will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC or its nominee (with respect to interests of participants) and the records of participants (with respect to interests of persons other than participants).

As long as DTC, or its nominee, is the registered holder of a Global Note, DTC or such nominee, as the case may be, will be considered the sole owner and holder of the notes represented by such Global Note for all purposes under the indenture and the notes. Unless DTC notifies us that it is unwilling or unable to continue as depositary for such Global Note or ceases to be a “clearing agency” registered under the Exchange Act or (2) an event of default has occurred and is continuing with respect to such note, owners of beneficial interests in such Global Note will not be entitled to have any portions of such Global Note registered in their names, will not receive or be entitled to receive physical delivery of notes in certificated form and will not be considered the owners or holders of such Global Note (or any notes represented thereby) under the indenture or the notes. In addition, no beneficial owners of an interest in a Global Note will be able to transfer that interest except in accordance with DTC’s applicable procedures (in addition to those under the indenture).

Investors may hold their interests in the Global Notes directly through DTC, if they are participants in such system, or indirectly through organizations (including Euroclear and Clearstream, Luxembourg) which are participants in such system. All interests in a Global Note may be subject to the procedures and requirements of DTC and/or Euroclear and Clearstream, Luxembourg.

Payments of the principal of and interest on Global Notes will be made to DTC or its nominee as the registered owner thereof. Neither we, the Trustee, DTC nor any of their respective agents will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Notes or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

We expect that DTC or its nominee, upon receipt of any payment of principal or interest in respect of a Global Note representing any notes held by it or its nominee, will immediately credit participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global

Note for such notes as shown on the records of DTC or its nominee. We also expect that payments by participants to owners of beneficial interests in such Global Note held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in “street name”. Such payments will be the responsibility of such participants.

Because DTC can only act on behalf of its participants, who in turn act on behalf of indirect participants and certain banks, the ability of a holder of a beneficial interest in Global Notes to pledge such interest to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such interest, may be limited by the lack of a definitive certificate for such interest. The laws of some countries and some U.S. states require that certain persons take physical delivery of securities in certificated form. Consequently, the ability to transfer beneficial interests in a Global Note to such persons may be limited. Because DTC can act only on behalf of participants, which in turn, act on behalf of indirect participants and certain banks, the ability of a person having a beneficial interest in a Global Note to pledge such interest to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such interest, may be affected by the lack of a physical certificate evidencing such interest.

Except for trades involving only Euroclear and Clearstream, Luxembourg participants, interests in the Global Notes will trade in DTC’s Same-Day Funds Settlement System and secondary market trading activity in such interests will therefore settle in immediately available funds, subject in all cases to the rules and procedures of DTC and its participants. Transfers of interests in Global Notes between participants in DTC will be effected in accordance with DTC’s procedures, and will be settled in same-day funds.

Subject to compliance with the transfer restrictions applicable to the notes described above, cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream, Luxembourg participants, on the other hand, will be effected through DTC in accordance with DTC’s rules on behalf of Euroclear or Clearstream, Luxembourg, as the case may be, by its respective depositary; however, such cross-market transactions will require delivery of instructions to Euroclear or Clearstream, Luxembourg, as the case may be, by the counterparty in such system in accordance with the rules and procedures and within the established deadlines (Brussels time) of such system. Euroclear or Clearstream, Luxembourg, as the case may be, will, if the transaction meets its settlement requirements deliver instructions to its respective depositary to take action to effect final settlement on its behalf by delivering or receiving interests in the relevant Global Note in DTC and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Euroclear participants and Clearstream, Luxembourg participants may not deliver instructions directly to the depositories for Euroclear or Clearstream, Luxembourg.

Because of time zone differences, the securities account of a Euroclear or Clearstream, Luxembourg participant purchasing an interest in a Global Note from a DTC participant will be credited, and any such crediting will be reported to the relevant Euroclear or Clearstream, Luxembourg participant, during the securities settlement processing day (which must be a business day for Euroclear and Clearstream, Luxembourg immediately following the DTC settlement date). Cash received in Euroclear or Clearstream, Luxembourg as a result of sales of interests in a Global Note by or through a Euroclear or Clearstream, Luxembourg participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Euroclear or Clearstream, Luxembourg cash account only as of the business day for Euroclear or Clearstream, Luxembourg following the DTC settlement date.

DTC, Euroclear and Clearstream, Luxembourg have advised us that they will take any action permitted to be taken by a holder of notes (including the presentation of notes for exchange as described below) only at the direction of one or more participants to whose account with DTC or Euroclear or Clearstream, Luxembourg, as the case may be, interests in the Global Notes are credited and only in respect of such portion of the aggregate principal amount of the notes as to which such participant or participants has or have given such direction. However, if there is an event of default under the notes, DTC, Euroclear and Clearstream, Luxembourg reserve the right to exchange the Global Notes for legended notes in certificated form, and to distribute such notes to their respective participants.

DTC has advised us as follows: DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve system, a “clearing corporation” within the meaning of the Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical transfer and delivery of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly (“indirect participants”).

Euroclear and Clearstream, Luxembourg have advised us as follows: Euroclear and Clearstream, Luxembourg each hold securities for their account holders and facilitate the clearance and settlement of securities transactions by electronic book-entry transfer between their respective account holders, thereby eliminating the need for physical movements of certificates and any risk from lack of simultaneous transfers of securities.

Euroclear and Clearstream, Luxembourg each provide various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Euroclear and Clearstream, Luxembourg each also deal with domestic securities markets in several countries through established depository and custodial relationships. The respective systems of Euroclear and Clearstream, Luxembourg have established an electronic bridge between their two systems across which their respective account holders may settle trades with each other.

Account holders in both Euroclear and Clearstream, Luxembourg are worldwide financial institutions including underwriters, securities brokers and dealers, trust companies and clearing corporations. Indirect access to both Euroclear and Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of either system.

An account holder’s overall contractual relations with either Euroclear or Clearstream, Luxembourg are governed by the respective rules and operating procedures of Euroclear or Clearstream, Luxembourg and any applicable laws. Both Euroclear and Clearstream, Luxembourg act under such rules and operating procedures only on behalf of their respective account holders, and have no record of or relationship with persons holding through their respective account holders.

Although DTC, Euroclear and Clearstream, Luxembourg currently follow the foregoing procedures to facilitate transfers of interests in global notes among participants of DTC, Euroclear and Clearstream, Luxembourg, they are under no obligation to do so, and such procedures may be discontinued or modified at any time. Neither we nor the Trustee will have any responsibility for the performance by DTC, Euroclear or Clearstream, Luxembourg or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Certificated Notes

If any depositary is at any time unwilling or unable to continue as a depositary for notes for the reasons set forth above under “—Global Notes,” the Company will issue certificates for such notes in definitive, fully registered, non-global form without interest coupons in exchange for the applicable Global Notes. Certificates for notes delivered in exchange for any Global Note or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by DTC, Euroclear, Clearstream, Luxembourg or the Common Depositary (in accordance with their customary procedures).

The holder of a non-global note may transfer such note, subject to compliance with the provisions of the applicable legend, by surrendering it at the office or agency maintained by us for such purpose in The City and State of New York, which initially will be the office of the Trustee. Upon the transfer, change or replacement of any note bearing a legend, or upon specific request for removal of a legend on a note, we will deliver only notes that bear such legend, or will refuse to remove such legend, as the case may be, unless there is delivered to us such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by us that neither such legend nor any restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act. Before any note in non-global form may be transferred to a person who takes delivery in the form of an interest in any Global Note, the transferor will be required to provide the Trustee with a Restricted Global Note Certificate or a Regulation S Global Note Certificate, as the case may be. Upon transfer or partial redemption of any note, new certificates may be obtained from the Trustee.

Notwithstanding any statement herein, we and the Trustee reserve the right to impose such transfer, certification, exchange or other requirements, and to require such restrictive legends on certificates evidencing notes, as they may determine are necessary to ensure compliance with the securities laws of the United States and any State therein and any other applicable laws or as DTC, Euroclear or Clearstream, Luxembourg may require.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE EXCHANGE OFFER

The exchange of outstanding notes for exchange notes in the exchange offer will not constitute a taxable event to holders for United States federal income tax purposes. Consequently, no gain or loss will be recognized by a holder upon receipt of an exchange note, the holding period of the exchange note will include the holding period of the outstanding note exchanged therefor and the basis of the exchange note will be the same as the basis of the outstanding note immediately before the exchange.

In any event, persons considering the exchange of outstanding notes for exchange notes should consult their own tax advisors concerning the United States federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

CERTAIN ERISA CONSIDERATIONS

The following is a summary of certain considerations associated with the purchase and holding of the exchange notes (and the exchange of outstanding notes for exchange notes) by employee benefit plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), plans, individual retirement accounts and other arrangements that are subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or provisions under any other federal, state, local, non-U.S. or other laws, rules or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), and entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements (each, a “Plan”).

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan subject to Part 4 of Title I of ERISA or Section 4975 of the Code (an “ERISA Plan”) and prohibit certain transactions involving the assets of an ERISA Plan and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of such an ERISA Plan or the management or disposition of the assets of such an ERISA Plan, or who renders investment advice for a fee or other compensation to such an ERISA Plan, is generally considered to be a fiduciary of the ERISA Plan.

In considering an investment in the exchange notes (or the exchange of outstanding notes for exchange notes) of a portion of the assets of any Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans from engaging in e within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engages in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code. The acquisition and/or holding of the exchange notes (and the exchange of outstanding notes for exchange notes)e or the initial purchasers are considered a party in interest or disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption. In this regard, the United States Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the acquisition and holding of the exchange notes (or the exchange of outstanding notes for exchange notes). These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1, respecting insurance company pooled separate accounts, PTCE 91- 38, respecting bank collective investment funds, PTCE 95-60, respecting life insurance company general accounts and PTCE 96-23, respecting transactions determined by in-house asset managers. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code provide relief from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions, provided that neither the issuer of the securities nor any of its affiliates (directly or indirectly) have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any ERISA Plan involved in the transaction and provided further that e with the transaction. There can be no assurance that all of the conditions of any of the foregoing exemptions will be satisfied.

Representation

Accordingly, by acceptance of an exchange note or any interest therein, each purchaser and subsequent transferee of an exchange note will be deemed to have represented and warranted that either (i) no portion of the assets used by such purchaser or transferee to purchase or hold the exchange notes (or any interest therein) (including the exchange of outstanding notes for exchange notes) constitutes the assets of any Plan or (ii) the purchase and holding of the exchange notes (or any interest therein) (including the exchange of outstanding notes for exchange notes) by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.

The foregoing discussion is general in nature and is not intended to be all-inclusive. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in nonexempt prohibited transactions, it is particularly important that fiduciaries or other persons considering purchasing or holding the exchange notes (or the exchange of outstanding notes for exchange notes) on behalf of, or with the assets of, any Plan, consult with their counsel regarding the potential applicability of ERISA, Section 4975 of the Code and any Similar Laws to such transactions and whether an exemption would be applicable to the purchase and holding of the exchange notes.

PLAN OF DISTRIBUTION

Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of the exchange notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for outstanding notes where the outstanding notes are acquired as a result of market-making activities or other trading activities. To the extent any such broker-dealer participates in the exchange offer, we have agreed that for a period of up to 90 days, we will use our reasonable best efforts to make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resale, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any exchange of outstanding notes for exchange notes or from any sale of exchange notes by broker-dealers. Exchange notes received by broker-dealers for their own accounts pursuant to the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the exchange notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to the prevailing market prices or at negotiated prices. Any resale may be made directly to purchasers or through brokers or dealers who may receive compensation in the form of commissions or concessions from any broker-dealer or the purchasers of any exchange notes. Any broker-dealer that resells exchange notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of the exchange notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any resale of exchange notes and any commissions or concessions received by these persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

We have agreed to pay all expenses incident to the exchange offer and will indemnify the holders of outstanding notes, including any broker-dealers, against certain liabilities, including liabilities under the Securities Act.

LEGAL MATTERS

The validity of the exchange notes and the related guarantees will be passed upon for us by Simpson Thacher & Bartlett LLP, New York, New York and Stephen R. Reynolds, Executive Vice President, General Counsel and Secretary of Aramark.

EXPERTS

The consolidated financial statements and financial statement schedule of Aramark and its subsidiaries as of October 2, 2015 and October 3, 2014 and for each of the fiscal years in the three-year period ended October 2, 2015 have been incorporated by reference in this prospectus and in the registration statement upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of AIM SERVICES Co., Ltd. and subsidiaries as of March 31, 2015 and 2014 and for each of the three years in the period ended March 31, 2015 incorporated by reference in this prospectus have been audited by Deloitte Touche Tohmatsu LLC, independent auditors, as stated in their report (which report expresses an unqualified opinion and includes explanatory paragraphs relating to (1) that accounting principles generally accepted in Japan vary in certain significant respects from accounting principles generally accepted in the United States of America as discussed in Note 15 to the consolidated financial statements and (2) that the audits also comprehended the translation of Japanese yen amounts into U.S. dollar amounts and such translation has been made in conformity with the basis stated in Note 1 to the consolidated financial statements), appearing in Aramark’s Fiscal 2015 10-K and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION AND INCORPORATION BY REFERENCE

We file periodic reports and other information with the SEC. In this registration statement, we “incorporate by reference” certain information we have filed with the SEC, which means that important information is being disclosed to you by referring to those documents. Those documents that are filed prior to the date of this registration statement are considered part of this registration statement, and those documents that are filed after the date of this registration statement and prior to the completion of the exchange offer will be considered a part of this registration statement from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference, or contained in this registration statement, shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently dated or filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. The documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act are incorporated by reference in this registration statement:

•	Aramark’s Annual Report on Form 10-K for the fiscal year ended October 2, 2015, including the information specifically incorporated by reference in Aramark’s Fiscal 2015 Form 10-K from Aramark’s Definitive Proxy Statement on Schedule 14A filed on December 24, 2015;

•	Aramark’s Quarterly Report on Form 10-Q for the quarterly period ended January 1, 2016; and

•	Aramark’s Current Reports on Form 8-K filed on February 4, 2016, December 17, 2015 and December 3, 2015 (two reports).

We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed above or filed in the future, that are not deemed “filed” with the SEC, including any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K or certain exhibits furnished pursuant to Item 9.01 of Form 8-K. You may read and copy any document we have filed or will file with the SEC at the SEC’s public website (www.sec.gov) or at the Public Reference Room of the SEC located at 100 F Street, NE, Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Room of the SEC at prescribed rates. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. In addition, you may request a copy of such document, at no cost, by writing or calling us at the following address or telephone number: Aramark, 1101 Market Street, Philadelphia, Pennsylvania 19107, Attn: Investor Relations, Tel: (215) 409-7287. In order to receive timely delivery of those materials, you must make your requests no later than five business days before expiration of the exchange offer.

You should not assume that the information in this registration statement is accurate as of any date other than the date of this registration statement or that the documents incorporated by reference herein are accurate as of any date other than the date of such incorporated document. So long as we are subject to the periodic reporting requirements of the Exchange Act, we are required to furnish the information required to be filed with the SEC to the trustee and the holders of the notes. We have agreed that, even if we are not required under the Exchange Act to furnish such information to the SEC, we will nonetheless continue to furnish information that would be required to be furnished by us by Section 13 or 15(d) of the Exchange Act.

The registration statement of which this prospectus forms a part contains summaries of certain agreements that we have entered into or will enter into in connection with the exchange offer, such as the indenture governing the notes. The descriptions contained in the registration statement of which this prospectus forms a part of these agreements do not purport to be complete and are subject to, and qualified in their entirety by reference to, the definitive agreements. Copies of the definitive agreements will be made available without charge to you in response to a written or oral request to the exchange agent or us.

PROSPECTUS

Offer to exchange

$400,000,000 principal amount of our 5.125% Senior Notes due 2024, which have been registered under the Securities Act of 1933, as amended, for any and all of our outstanding 5.125% Senior Notes due 2024.

Until the date that is 90 days after the date of this prospectus, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters with respect to their unsold allotments or subscriptions or otherwise.

II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

(a) Aramark Services, Inc., Aramark, Aramark Cleanroom Services (Puerto Rico) Inc., Aramark Construction Services, Inc., Aramark Executive Management Services USA, Inc., Aramark Food and Support Services Group, Inc., Aramark Healthcare Support Services of the Virgin Islands, Inc., Aramark Japan, Inc., Aramark Organizational Services, Inc., Aramark RBI, Inc., Aramark Refreshment Group, Inc., Aramark SCM, Inc., Aramark Senior Notes Company, Aramark Services of Puerto Rico, Inc., Aramark SM Management Services, Inc., Aramark Uniform & Career Apparel Group, Inc., Aramark Uniform Manufacturing Company, Aramark Venue Services, Inc., COHR Holdings, Inc., COHR Inc., Delsac VIII, Inc., D.G. Maren II, Inc., MPBP Holdings, Inc. and ReMedPar, Inc. are incorporated under the laws of Delaware.

Section 145 of the Delaware General Corporation Law (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if the person acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

The certificate of incorporation and amended and restated by-laws of Aramark Services, Inc. and the amended and restated certificate of incorporation and the amended and restated by-laws of Aramark provide that we must indemnify our directors and officers to the fullest extent authorized by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment). We will also pay expenses incurred in defending any such proceeding in advance of its final disposition upon delivery to us of an undertaking, by or on behalf of an indemnified person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified.

The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of Aramark Services, Inc.’s certificate of incorporation and amended and restated by-laws, and Aramark’s amended and restated certificate of incorporation and amended and restated by-laws, agreement, vote of stockholders or directors or otherwise.

We maintain insurance to protect ourselves and our directors, officers and representatives against any such expense, liability or loss, whether or not we would have the power to indemnify him against such expense, liability or loss under the DGCL.

(b) 1st & Fresh, LLC, Aramark Asia Management, LLC, Aramark Business & Industry, LLC, Aramark Business Center, LLC, Aramark Business Facilities, LLC, Aramark Campus, LLC, Aramark Cleanroom Services, LLC, Aramark Confection LLC, Aramark Construction and Energy Services, LLC, Aramark

Correctional Services, LLC, Aramark CTS, LLC, Aramark Educational Group, LLC, Aramark Educational Services, LLC, Aramark Entertainment, LLC, Aramark Facility Services, LLC, Aramark FHC Business Services, LLC, Aramark FHC Campus Services, LLC, Aramark FHC Correctional Services, LLC, Aramark FHC Healthcare Support Services, LLC, Aramark FHC Refreshment Services, LLC, Aramark FHC School Support Services, LLC, Aramark FHC Services, LLC, Aramark FHC Sports and Entertainment Services, LLC, Aramark FHC, LLC, Aramark Food Service, LLC, Aramark FSM, LLC, Aramark Healthcare Support Services, LLC, Aramark Healthcare Technologies, LLC, Aramark/HMS, LLC, Aramark Industrial Services, LLC, Aramark Management, LLC, Aramark Processing, LLC, Aramark Rail Services, LLC, Aramark RAV, LLC, Aramark Refreshment Services, LLC, Aramark Refreshment Services of Tampa, LLC, Aramark Schools Facilities, LLC, Aramark Schools, LLC, Aramark Senior Living Services, LLC, Aramark SMMS LLC, Aramark SMMS Real Estate LLC, Aramark Sports and Entertainment Group, LLC, Aramark Sports and Entertainment Services, LLC, Aramark Sports, LLC, Aramark Sports Facilities, LLC, Aramark Togwotee, LLC, Aramark U.S. Offshore Services, LLC, Aramark Uniform & Career Apparel, LLC, Aramark Uniform Services (Baltimore) LLC, Aramark Uniform Services (Carmelo) LLC, Aramark Uniform Services (Matchpoint) LLC, Aramark Uniform Services (Midwest) LLC, Aramark Uniform Services (Texas) LLC, Aramark Uniform Services (Rochester) LLC, Aramark Uniform Services (Santa Ana) LLC, Aramark Uniform Services (Syracuse) LLC, Aramark Uniform Services (West Adams) LLC, Aramark WTC, LLC, Filterfresh Coffee Service, LLC, Filterfresh Franchise Group, LLC, Fine Host Holdings, LLC, Harrison Conference Associates, LLC, Harry M. Stevens, LLC, Landy Textile Rental Services LLC, Lifeworks Restaurant Group, LLC and New Aramark, LLC are each limited liability companies organized under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other person of the limited liability company from and against any and all claims and demands whatsoever.

The limited liability company agreement of Aramark CTS, LLC provides that the company shall indemnify members, managers or officers of the company and any other person designated as an indemnified representative by the members or managers of the company for any liability incurred in connection with any proceeding in which such person may be involved as a party or by reason of the fact that such person is or was serving in such capacity unless such indemnification is prohibited by law, the conduct of such person is finally determined to constitute willful misconduct or recklessness or be based upon or attributable to the receipt by such person of a personal benefit to which they were not legally entitled or such indemnification is finally determined to be unlawful. The company will pay expenses, including attorneys’ fees, incurred in good faith in defending any such proceeding in advance of its final disposition upon receipt of an undertaking, by or on behalf of an indemnified person, to repay all amounts all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified.

(c) Aramark Aviation Services Limited Partnership and Aramark Management Services Limited Partnership are each limited partnerships organized under the laws of Delaware.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever.

The Agreement of Limited Partnership of Aramark Management Services Limited Partnership provides that to the fullest extent permitted by law, the partnership shall indemnify any person (the “Person”) who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, by reason of the fact that the Person is or was a general partner or a stockholder, director, officer or employee of a general partner, or is or was serving at the request of a general partner or the partnership as a stockholder, director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), against all expense, liability and loss (including attorneys’ fees, judgments, fines,

ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection with such action, suit or proceeding, unless such Person failed to act in good faith and in a manner that such Person actually believed to be in or not opposed to the best interests of the partnership. The indemnification shall continue as to any Person who has ceased to serve in any or all of the foregoing capacities and shall inure to the benefit of the heirs, executors and administrators of any deceased person. The right to this indemnification shall be deemed a contract right and shall include the right to be advanced currently the expenses incurred in connection with any such action, suit or proceeding.

If a claim under the previous paragraph is not paid in full by the partnership within 60 days after a written claim has been received by the partnership, except in the case of a claim for the advancement of expenses incurred in connection with any action, suit or proceeding in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the partnership to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the partnership to recover the advancement of expenses incurred in connection with any action, suit or proceeding, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such a claim. The right to indemnification and the advancement of expenses shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, act of the limited partners or otherwise.

The partnership may maintain insurance, at its expense, to protect any person against any expense, liability or loss, whether or not the partnership would have the power to indemnify such Person against such expense, liability or loss under the Delaware Act.

The partnership may, to the extent authorized from time to time by the managing general partner, grant rights to indemnification and the advancement of expenses to any employee or agent of the partnership or any affiliate lesser than or coextensive with the rights set forth above in this Section.

In no event may an indemnitee subject a limited partner to personal liability by reason of these indemnification provisions.

An indemnitee shall not be denied indemnification in whole or in part because the indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(d) Old Time Coffee Co. is incorporated under the laws of California.

Under Section 317 of the California General Corporation Law (“CGCL”), a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor), by reason of the fact that the person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding, if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful.

Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the agent to repay that amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized under Section 317.

(e) L&N Uniform Supply, LLC, Lake Tahoe Cruises, LLC and Paradise Hornblower, LLC are each limited liability companies organized under the laws of California.

Under Section 17701.10 of the California Revised Uniform Limited Liability Company Act (the “RULLCA”), the operating agreement of a limited liability company may indemnify or hold harmless any person and may alter or eliminate the indemnification for a member or manager and may eliminate or limit a member or manager’s liability to the limited liability company and members for money damages, except for a breach of the duty of loyalty, a financial benefit received by the member or manager to which the member or manager is not entitled, a member’s liability for excess distributions, intentional infliction of harm on the limited liability company or a member, or an intentional violation of criminal law. Under Section 17704.08 of the RULLCA, a limited liability shall reimburse for any payment made and indemnify for any debt, obligation, or other liability incurred by a member of a member-managed limited liability company or the manager of a manager-managed limited liability company in the course of the member’s or manager’s activities on behalf of the limited liability company, if, in making the payment or incurring the debt, obligation, or other liability, the member or manager complied with the fiduciary duties under the RULLCA. Except as provided under the RULLCA, a limited liability company may reimburse for any payment made and may indemnify for any debt, obligation, or other liability incurred by a person not identified in the preceding sentence, including, without limitation, any officer, employee, or agent of the limited liability company, in the course of that person’s activities on behalf of the limited liability company. A limited liability company may purchase and maintain insurance on behalf of any person against liability asserted against or incurred by that person.

(f) American Snack & Beverage, LLC is a limited liability company organized under the laws of Florida.

Section 608.4229 of the Florida Limited Liability Company Act provides that a limited liability company may, and shall have the power to, but shall not be required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding that provision, indemnification or advancement of expenses shall not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (a) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (b) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (c) in the case of a manager or managing member, a circumstance under which the liability provisions of Section 608-426 are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

(g) Aramark Distribution Services, Inc. is incorporated under the laws of Illinois.

Under Section 8.75 of the Illinois Business Corporation Act of 1983, as amended (the “IBA”), a corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

A corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no indemnification shall be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to the corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Expenses, including attorney’s fees, incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it will be ultimately determined that such person is not entitled to indemnification.

A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the IBA.

(h) Aramark FHC Kansas, Inc. and Aramark Services of Kansas, Inc. are incorporated under the laws of Kansas.

Section 17-6305 of the Kansas General Corporation Law provides that a corporation may indemnify any person who was or is, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including attorney fees, if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Section 17-6305 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 17-6305 also provides that to the extent that a present or former director, officer, employee or agent of a corporation has been successful in defense of any action, suit or proceeding referred to above, such person shall be indemnified against expenses actually and reasonably incurred in connection therewith, including attorney fees and that the indemnification and advancement of expenses provided by, or granted pursuant to Section 17-6305 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

(i) Restaura, Inc. is incorporated under the laws of Michigan.

Section 450.1561 of Michigan’s Business Corporation Act provides that a corporation has the power to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys’ fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful.

(j) Travel Systems, LLC is a limited liability company organized under the laws of Nevada.

Under Section 86.411 of the Nevada Revised Statutes, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the company, by reason of the fact that the person is or was a manager, member, employee or agent of the company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if such person acted in good faith and in a manner which reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Under Section 86.421 of the Nevada Revised Statutes, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that the person is or was a manager, member, employee or agent of the company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the company or for amounts paid in settlement to the company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

To the extent that a manager, member, employee or agent of a limited liability company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 86.411 or 86.421 of the Nevada Revised Statutes or in defense of any claim, issue or matter therein, the company shall indemnify such person against expenses, including attorney’s fees, actually and reasonably incurred by such person in connection with the defense. Any indemnification under such Sections, unless ordered by a court or advanced pursuant to Section 86.441 of the Nevada Revised Statutes, may be made by the limited liability company only as authorized in the specific case upon a determination that indemnification of the manager, member, employee or agent is proper in the circumstances. The determination must be made (a) by the members or managers as provided in the articles of organization or the operating agreement, (b) if there is no provision in the articles of organization or the operating agreement, by a majority in interest of the members who are not parties to the action, suit or proceeding, (c) if a majority in interest of the members who are not parties to the action, suit or proceeding so order, by independent legal counsel in a written opinion or (d) if members who are not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

(k) Harry M. Stevens, Inc. of New Jersey. is incorporated under the state of New Jersey.

Section 14A of the Business Corporation Act (the “BCA”) states that any corporation organized for any purpose under any general or special law of New Jersey shall have the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful.

(l) Aramark Technical Services North Carolina, Inc. is incorporated under the laws of North Carolina.

Sections 55-8-50 through 55-8-58 of the North Carolina Business Corporation Act permit a corporation to indemnify its directors, officers, employees or agents under either or both a statutory or nonstatutory scheme of indemnification. Under the statutory scheme, a corporation may, with certain exceptions, indemnify a director, officer, employee or agent of the corporation who was, is, or is threatened to be made, a party to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative, because such person is or was a director, officer, agent or employee of the corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. This indemnity may include the obligation to pay any judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) and reasonable expenses incurred in connection with a proceeding (including counsel fees), but no such indemnification may be granted unless such director, officer, agent or employee conducted himself in good faith, reasonably believed that his conduct in his official capacity with the corporation was in the best interests of the corporation or that in all other cases his conduct at least was not opposed to the corporation’s best interests, and in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

A corporation may not indemnify a director, officer, agent or employee under the statutory scheme in connection with a proceeding by or in the right of the corporation in which the director, officer, agent or employee was adjudged liable to the corporation or in connection with a proceeding in which a director, officer, agent or employee was adjudged liable on the basis of having received an improper personal benefit. In addition, Section 55-8-57 of the North Carolina Business Corporation Act permits a corporation to indemnify or agree to indemnify any of its directors, officers, employees or agents against liability and expenses (including counsel fees) in any proceeding (including proceedings brought by or on behalf of the corporation) arising out of their status as such or their activities in any of such capacities; provided, however, that a corporation may not indemnify or agree to indemnify a person against liability or expenses such person may incur on account of activities that were, at the time taken, known or believed by the person to be clearly in conflict with the best interests of the corporation.

Sections 55-8-52 and 55-8-56 of the North Carolina Business Corporation Act require a corporation, unless limited by its articles of incorporation, to indemnify a director or officer who has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which such director or officer was a party because he is or was a director of officer of the corporation against reasonable expenses incurred in connection with the proceeding. Unless a corporation’s articles of incorporation provide otherwise, a director or officer also may apply for and obtain court-ordered indemnification if the court determines that such director or officer is fairly and reasonably entitled to such indemnification as provided in Sections 55-8-54 and 55-8-56. Finally, Section 55-8-57 of the North Carolina Business Corporation Act provides that a corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the corporation against liability asserted against or incurred by such persons, whether or not the corporation is otherwise authorized by the North Carolina Business Corporation Act to indemnify such party.

(m) Harrison Conference Services of North Carolina, LLC is a limited liability company organized under the laws of North Carolina.

Section 57D-3-31 of the North Carolina Limited Liability Company Act (the “NCLLCA”) provides that a limited liability company shall indemnify a person who is wholly successful on the merits or otherwise in the defense of any proceeding to which the person was a party because the person is or was a member, manager, or other company official if the person also is or was an interest owner at the time to which the claim relates and was acting within the person’s scope of authority as a manager, member, or other company official against expenses incurred by the person in connection with the proceeding. A North Carolina limited liability company is required to reimburse a person who is or was a member for any payment made and indemnify the person for any obligation, including any judgment, settlement, penalty, fine, or other cost, incurred or borne in the authorized conduct of the business or preservation of the business or property, whether acting in the capacity of a manager, member, or other company official if, in making the payment or incurring the obligation, the person complied with the duties and standards of conduct (i) under Section 57D-3-21 of the NCLLCA, as modified or eliminated by the operating agreement or (ii) otherwise imposed by the NCLLCA or other applicable law.

(n) Aramark American Food Services, LLC is a limited liability company organized under the laws of Ohio.

Section 1705.32 of the Ohio Limited Liability Company Act provides that a limited liability company may indemnify or agree to indemnify any person who was or is a party, or who is threatened to be made a party, to any threatened, pending, or completed civil, criminal, administrative, or investigative action, suit, or proceeding, other than an action by or in right of the company, because he is or was a manager, member, partner, officer, employee, or agent of the company or is or was serving at the request of the company as a manager, director, trustee, officer, employee, or agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise. The company may indemnify or agree to indemnify a person in that position against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement that actually and reasonably were incurred by him in connection with the action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company and, in connection with any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

With respect to a suit by or in the right of the company, indemnity may be provided to the foregoing persons under Section 1705.32 on a basis similar to that set forth above, except that no indemnity may be provided in respect of certain claims, including any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the Court of Common Pleas or the court in which such action or suit was brought determines, upon application, that despite the adjudication of liability but in view of all the circumstances of the case such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Moreover, Section 1705.32 provides for mandatory indemnification of a manager, officer, employee or agent of a limited liability company to the extent that such person has been successful in defense of any claim, issue, or matter in an action, suit or proceeding referred to in those divisions, he shall be indemnified against expenses, including attorney’s fees, that were actually and reasonably incurred by him in connection with the action suit and proceeding.

(o) Aramark Consumer Discount Company, Harry M. Stevens, Inc. of Penn and MyAssistant, Inc. are each incorporated under the laws of Pennsylvania.

Under Section 1741 of the Pennsylvania Business Corporation Law of 1988 (the “PBCL”), subject to certain limitations, a corporation has the power to indemnify directors, officers and other parties under certain prescribed circumstances against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party or threatened to be made a party by reason of his being a representative of the corporation or serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

Under Section 1745 of the PBCL, expenses, including attorneys’ fees, incurred by parties in defending any action may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the party to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

(p) Brand Coffee Service, Inc. is incorporated under the laws of Texas.

Section 8.051 of Texas Business Organizations Code states that: (a) An enterprise shall indemnify a governing person, former governing person, or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a governing person or delegate if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. (b) A court that determines, in a suit for indemnification, that a governing person, former governing person, or delegate is entitled to indemnification under this section shall order indemnification and award to the person the expenses incurred in securing the indemnification.

Section 8.052 states that (a) on application of a governing person, former governing person, or delegate and after notice is provided as required by the court, a court may order an enterprise to indemnify the person to the extent the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. (b) This section applies without regard to whether the governing person, former governing person, or delegate applying to the court satisfies the requirements of Section 8.101 or has been found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person’s official capacity. (c) The indemnification ordered by the court under this section is limited to reasonable expenses if the governing person, former governing person, or delegate is found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person’s official capacity.

Section 8.101 states that (a) An enterprise may indemnify a governing person, former governing person, or delegate who was, is, or is threatened to be made a respondent in a proceeding to the extent permitted by Section 8.102 if it is determined in accordance with Section 8.103 that: (1) the person: (A) acted in good faith; (B) reasonably believed: (i) in the case of conduct in the person’s official capacity, that the person’s conduct was in the enterprise’s best interests; and (ii) in any other case, that the person’s conduct was not opposed to the enterprise’s best interests; and (C) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful; (2) with respect to expenses, the amount of expenses other than a judgment is reasonable; and (3) indemnification should be paid. (b) Action taken or omitted by a governing person or delegate with respect to an employee benefit plan in the performance of the person’s duties for a purpose reasonably believed by the person to be in the interest of the participants and beneficiaries of the plan is for a purpose that is not opposed to the best interests of the enterprise. (c) Action taken or omitted by a delegate to another enterprise for a purpose reasonably believed by the delegate to be in the interest of the other enterprise or its owners or members is for a purpose that is not opposed to the best interests of the enterprise. (d) A person does not fail to meet the standard under Subsection (a)(1) solely because of the termination of a proceeding by: (1) judgment; (2) order; (3) settlement; (4) conviction; or (5) a plea of nolo contendere or its equivalent.

Section 8.102 states that (a) Subject to Subsection (b), an enterprise may indemnify a governing person, former governing person, or delegate against: (1) a judgment; and (2) expenses, other than a judgment, that are reasonable and actually incurred by the person in connection with a proceeding. (b) Indemnification under this subchapter of a person who is found liable to the enterprise or is found liable because the person improperly received a personal benefit: (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding; (2) does not include a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan; and (3) may not be made in relation to a proceeding in which the person has been found liable for: (A) willful or intentional misconduct in the performance of the person’s duty to the enterprise; (B) breach of the person’s duty of loyalty owed to the enterprise; or (C) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the enterprise. (c) A governing person, former governing person, or delegate is considered to have been found liable in relation to a claim, issue, or matter only if the liability is established by an order, including a judgment or decree of a court, and all appeals of the order are exhausted or foreclosed by law.

The articles of association of Brand Coffee Service, Inc. provide that each director and officer of the corporation, and any person who may have served at the request of the corporation as a director or officer of another corporation in which it owns shares or of which it is a creditor, shall be indemnified by the corporation against any costs and expenses, including counsel fees, incurred in connection with the defense of any civil, criminal, administrative or other claim, action, suit or proceeding (whether by or in the right of the corporation or otherwise) in which he may become involved or with which he may be threatened, by reason of his being or having been a director or officer of the corporation, or by reason of his serving or having served at the request of the corporation as a director or officer of another corporation, and against any payments in settlement of any such claim, action, suit or proceeding or in satisfaction of any related judgment, fine or penalty upon receipt by the corporation of an opinion of independent legal counsel, that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and in respect of any criminal action, reasonably believed that his conduct was lawful.

(q) Aramark Business Dining Services of Texas, LLC, Aramark Educational Services of Texas, LLC, Aramark Food Service of Texas, LLC and Aramark Sports and Entertainment Services of Texas, LLC are each limited liability companies organized under the laws of Texas.

Section 101.402 of the Texas Business Organizations Code provides that a Texas limited liability company may (1) indemnify a person; (2) pay in advance or reimburse expenses incurred by a person; and (3) purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless a person. For the purposes of Section 101.402 of the Texas Business Organizations Code, a person includes a member, manager, or officer of a limited liability company or an assignee of a membership interest in the company. In addition, Section 101.401 of the Texas Business Organizations Code provides that the company agreement of a limited liability company may expand or restrict any duties, including fiduciary duties, and related liabilities that a member, manager, officer, or other person has to the company or to a member or manager of the company.

(r) Aramark Educational Services of Vermont, Inc. is incorporated under the laws of Vermont.

Section 8.51 of the Vermont Business Corporation Act (the “VBCA”) permits a corporation to indemnify an individual who is or was a director against reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in that capacity if: (i) the director conducted himself or herself in good faith, (ii) the director reasonably believed that his or her conduct, in an official capacity with the corporation, was in the best interests of the corporation and, in all other cases, the conduct was at least not opposed to its best interests, and (iii) in a proceeding brought by a governmental entity, the director had no reasonable cause to believe his or her conduct was unlawful, and the director is not finally found to have engaged in a reckless or intentional unlawful act.

The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre is not, of itself, determinative that the director did not meet the standard of conduct necessary for indemnification. Notwithstanding the foregoing, a corporation may not indemnify a director if the director was adjudged liable to the corporation in a proceeding by or in the right of a corporation, or on the basis that a personal benefit was improperly received by the director in a proceeding charging improper personal benefit to the director. In addition, Section 8.52 of the VBCA provides that, unless limited in a corporation’s charter, a corporation shall indemnify its directors who are wholly successful, on the merits or otherwise, in the defense of any proceeding to which the directors are parties by reason of their service in those capacities against reasonable expenses incurred in connection with the proceeding.

(s) Overall Laundry Services, Inc. incorporated under the laws of Washington.

Sections 23B.08.510 through 23B.08.600 of the Washington Business Corporation Act contain specific provisions relating to the indemnification of directors and officers of Washington corporations. Section 23B.08.510 provides that a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (a) the individual acted in good faith; and (b) the individual reasonably believed: (i) in the case of conduct in the individual’s official capacity with the corporation, that such conduct was in the corporation’s best interests; and (ii) in all other cases, that such conduct was at least not opposed to the corporation’s best interests; and (c) in the case of any criminal proceeding, the individual had no reasonable cause to believe that such conduct was unlawful. A director’s conduct with respect to an employee benefit plan for a purpose such director reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of conduct that was not opposed to the best interests of the corporation.

Under Section 23B.08.510 a corporation may not indemnify a director in connection with a proceeding by or in right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action it the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

Section 23B.08.520 provides that unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding. Section 23B.08.540 provides for court ordered indemnification in certain circumstances listed in the statute and Section 23B.08.570 provides that unless the articles of incorporation of a corporation provides otherwise an officer of a corporation who is not a director is entitled to mandatory indemnification under Section 23B.08.520 and is entitled to apply for court ordered indemnification under Section 23B.08.540 in each case to the same extent as a director.

The articles of incorporation of Overall Laundry Services, Inc. provides that in furtherance of and not in limitation of the general powers conferred by the State Laws of Washington, the corporation shall also have the power to indemnify directors, trustees, officers, employees or agents of the corporation in any manner and with respect to any matter now or hereafter permitted by statute.

(t) Aramark Capital Asset Services, LLC is a limited liability company organized under the laws of the state of Wisconsin.

Section 183.0106(2) of the Wisconsin Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee, officer or agent or any other person. Section 183.0403(2) provides that a company shall indemnify or allow reasonable expenses to and pay liabilities of each member and, if management of the limited liability company is vested in one or more managers, of each manager, incurred with respect to a proceeding if that member or manager was a party to the proceeding in the capacity of a member or manager.

Item 21. Exhibits and Financial Statements Schedules.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Aramark (incorporated by reference to Exhibit 3.1 to Aramark’s Current Report on Form 8-K filed with the SEC on December 16, 2013, pursuant to the Exchange Act (file number 001-36223)).

3.2	Certificate of Ownership and Merger (incorporated by reference to Exhibit 3.1 to Aramark’s Current Report on Form 8-K filed with the SEC on May 15, 2014, pursuant to the Exchange Act (file number 001-36223)).

3.3	Amended and Restated By-laws of Aramark (incorporated by reference to Exhibit 3.2 to Aramark’s Current Report on Form 8-K filed with the SEC on May 15, 2014, pursuant to the Exchange Act (file number 001-36223)).

3.4	Certificate of Incorporation of Aramark Services, Inc., as amended (incorporated by reference to Exhibit 3.4 to Aramark’s Form S-1 filed with the SEC on June 20, 2014, pursuant to the Exchange Act (file number 333-194077)).

3.5	Amended and Restated By-laws of Aramark Services, Inc. (incorporated by reference to Exhibit 3.5 to Aramark’s Form S-1 filed with the SEC on June 20, 2014, pursuant to the Exchange Act (file number 333-194077)).

3.6	Certificate of Formation of 1st & Fresh, LLC (incorporated by reference to Exhibit 3.5 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.7	Operating Agreement of 1st & Fresh, LLC (incorporated by reference to Exhibit 3.6 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.8	Articles of Organization of American Snack & Beverage, LLC (incorporated by reference to Exhibit 3.5 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.9	Limited Liability Company Agreement of American Snack & Beverage, LLC (incorporated by reference to Exhibit 3.6 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.10	Articles of Organization of Aramark American Food Services, LLC (incorporated by reference to Exhibit 3.7 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.11	Limited Liability Company Agreement of Aramark American Food Services, LLC (incorporated by reference to Exhibit 3.8 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.12	Certificate of Formation of Aramark Asia Management, LLC (incorporated by reference to Exhibit 3.9 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.13	Limited Liability Company Agreement of Aramark Asia Management, LLC (incorporated by reference to Exhibit 3.10 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.14	Certificate of Limited Partnership of Aramark Aviation Services Limited Partnership (incorporated by reference to Exhibit 3.11 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.15	Agreement of Limited Partnership of Aramark Aviation Services Limited Partnership (incorporated by reference to Exhibit 3.12 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.16	Certificate of Formation of Aramark Business & Industry, LLC (incorporated by reference to Exhibit 3.15 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.17	Operating Agreement of Aramark Business & Industry, LLC (incorporated by reference to Exhibit 3.18 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.18	Certificate of Formation of Aramark Business Center, LLC (incorporated by reference to Exhibit 3.19 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.19	Limited Liability Company Agreement of Aramark Business Center, LLC (incorporated by reference to Exhibit 3.20 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.20	Certificate of Formation of Aramark Business Dining Services of Texas, LLC (incorporated by reference to Exhibit 3.13 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.21	Company Agreement of Aramark Business Dining Services of Texas, LLC (incorporated by reference to Exhibit 3.14 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.22	Certificate of Formation of Aramark Business Facilities, LLC (incorporated by reference to Exhibit 3.23 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.23	Operating Agreement of Aramark Business Facilities, LLC (incorporated by reference to Exhibit 3.24 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.24	Certificate of Formation of Aramark Campus, LLC (incorporated by reference to Exhibit 3.15 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.25	Limited Liability Company Agreement of Aramark Campus, LLC (incorporated by reference to Exhibit 3.16 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.26	Articles of Organization of Aramark Capital Asset Services, LLC (incorporated by reference to Exhibit 3.17 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.27	Limited Liability Company Agreement of Aramark Capital Asset Services, LLC (incorporated by reference to Exhibit 3.18 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.28	Certificate of Formation of Aramark Cleanroom Services, LLC (incorporated by reference to Exhibit 3.19 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.29	Limited Liability Company Agreement of Aramark Cleanroom Services, LLC (incorporated by reference to Exhibit 3.20 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.30	Certificate of Incorporation of Aramark Cleanroom Services (Puerto Rico), Inc. (incorporated by reference to Exhibit 3.21 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.31	By-laws of Aramark Cleanroom Services (Puerto Rico), Inc. (incorporated by reference to Exhibit 3.22 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.32	Certificate of Formation of Aramark Confection, LLC (incorporated by reference to Exhibit 3.25 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.33	Limited Liability Company Agreement of Aramark Confection, LLC (incorporated by reference to Exhibit 3.26 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.34	Certificate of Formation of Aramark Construction and Energy Services, LLC (incorporated by reference to Exhibit 3.35 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.35	Limited Liability Company Agreement of Aramark Construction and Energy Services, LLC (incorporated by reference to Exhibit 3.36 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.36	Certificate of Incorporation of Aramark Construction Services, Inc. (incorporated by reference to Exhibit 3.37 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.37	By-laws of Aramark Construction Services, Inc. (incorporated by reference to Exhibit 3.38 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.38	Articles of Incorporation of Aramark Consumer Discount Company (incorporated by reference to Exhibit 3.27 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.39	By-laws of Aramark Consumer Discount Company (incorporated by reference to Exhibit 3.28 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.40	Certificate of Formation of Aramark Correctional Services, LLC (incorporated by reference to Exhibit 3.29 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.41	Limited Liability Company Agreement of Aramark Correctional Services, LLC (incorporated by reference to Exhibit 3.30 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.42	Certificate of Formation of Aramark CTS, LLC (incorporated by reference to Exhibit 3.31 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.43	Limited Liability Company Operating Agreement of Aramark CTS, LLC (incorporated by reference to Exhibit 3.32 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.44	Articles of Incorporation of Aramark Distribution Services, Inc. (incorporated by reference to Exhibit 3.33 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.45	Bylaws of Aramark Distribution Services, Inc. (incorporated by reference to Exhibit 3.34 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.46	Certificate of Formation of Aramark Educational Group, LLC (incorporated by reference to Exhibit 3.35 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.47	Limited Liability Company Agreement of Aramark Educational Group, LLC (incorporated by reference to Exhibit 3.36 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.48	Certificate of Formation of Aramark Educational Services of Texas, LLC (incorporated by reference to Exhibit 3.37 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.49	Company Agreement of Aramark Educational Services of Texas, LLC (incorporated by reference to Exhibit 3.38 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.50	Articles of Association of Aramark Educational Services of Vermont, Inc. (incorporated by reference to Exhibit 3.39 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.51	By-laws of Aramark Educational Services of Vermont, Inc. (incorporated by reference to Exhibit 3.40 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.52	Certificate of Formation of Aramark Educational Services, LLC (incorporated by reference to Exhibit 3.41 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.53	Limited Liability Company Agreement of Aramark Educational Services, LLC (incorporated by reference to Exhibit 3.42 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.54	Certificate of Formation of Aramark Entertainment, LLC (incorporated by reference to Exhibit 3.45 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.55	Limited Liability Company Agreement of Aramark Entertainment, LLC (incorporated by reference to Exhibit 3.46 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.56	Certificate of Incorporation of Aramark Executive Management Services USA, Inc. (incorporated by reference to Exhibit 3.47 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.57	By-laws of Aramark Executive Management Services USA, Inc. (incorporated by reference to Exhibit 3.48 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.58	Certificate of Formation of Aramark Facility Services, LLC (incorporated by reference to Exhibit 3.53 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.59	Operating Agreement of Aramark Facility Services, LLC (incorporated by reference to Exhibit 3.54 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.60	Certificate of Formation of Aramark FHC Business Services, LLC (incorporated by reference to Exhibit 3.55 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.61	Limited Liability Company Agreement of Aramark FHC Business Services, LLC (incorporated by reference to Exhibit 3.56 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.62	Certificate of Formation of Aramark FHC Campus Services, LLC (incorporated by reference to Exhibit 3.57 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.63	Limited Liability Company Agreement of Aramark FHC Campus Services, LLC (incorporated by reference to Exhibit 3.58 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.64	Certificate of Formation of Aramark FHC Correctional Services, LLC (incorporated by reference to Exhibit 3.59 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.65	Limited Liability Company Agreement of Aramark FHC Correctional Services, LLC (incorporated by reference to Exhibit 3.60 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.66	Certificate of Formation of Aramark FHC Healthcare Support Services, LLC (incorporated by reference to Exhibit 3.61 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.67	Limited Liability Company Agreement of Aramark FHC Healthcare Support Services, LLC (incorporated by reference to Exhibit 3.62 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.68	Articles of Incorporation of Aramark FHC Kansas, Inc. (incorporated by reference to Exhibit 3.63 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.69	By-laws of Aramark FHC Kansas, Inc. (incorporated by reference to Exhibit 3.64 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.70	Certificate of Formation of Aramark FHC Refreshment Services, LLC (incorporated by reference to Exhibit 3.65 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.71	Limited Liability Company Agreement of Aramark FHC Refreshment Services, LLC (incorporated by reference to Exhibit 3.66 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.72	Certificate of Formation of Aramark FHC School Support Services, LLC (incorporated by reference to Exhibit 3.67 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.73	Limited Liability Company Agreement of Aramark FHC School Support Services, LLC (incorporated by reference to Exhibit 3.68 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.74	Certificate of Formation of Aramark FHC Services, LLC (incorporated by reference to Exhibit 3.69 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.75	Limited Liability Company Agreement of Aramark FHC Services, LLC (incorporated by reference to Exhibit 3.70 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.76	Certificate of Formation Aramark FHC Sports and Entertainment Services, LLC (incorporated by reference to Exhibit 3.71 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.77	Limited Liability Company Agreement of Aramark FHC Sports and Entertainment Services, LLC (incorporated by reference to Exhibit 3.72 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.78	Certificate of Formation of Aramark FHC, LLC (incorporated by reference to Exhibit 3.73 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.79	Limited Liability Company Agreement of Aramark FHC, LLC (incorporated by reference to Exhibit 3.74 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.80	Certificate of Incorporation of Aramark Food and Support Services Group, Inc. (incorporated by reference to Exhibit 3.75 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.81	By-laws of Aramark Food and Support Services Group, Inc. (incorporated by reference to Exhibit 3.76 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.82	Certificate of Formation of Aramark Food Service, LLC (incorporated by reference to Exhibit 3.77 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.83	Limited Liability Company Agreement of Aramark Food Service, LLC (incorporated by reference to Exhibit 3.78 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.84	Certificate of Formation of Aramark Food Service of Texas, LLC (incorporated by reference to Exhibit 3.81 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.85	Company Agreement of Aramark Food Service of Texas, LLC (incorporated by reference to Exhibit 3.82 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.86	Certificate of Formation of Aramark FSM, LLC (incorporated by reference to Exhibit 3.83 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.87	Limited Liability Company Agreement of Aramark FSM, LLC (incorporated by reference to Exhibit 3.84 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.88	Articles of Incorporation of Aramark Healthcare Support Services of the Virgin Islands, Inc. (incorporated by reference to Exhibit 3.87 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.89	By-laws of Aramark Healthcare Support Services of the Virgin Islands, Inc. (incorporated by reference to Exhibit 3.88 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.90	Certificate of Formation of Aramark Healthcare Support Services, LLC (incorporated by reference to Exhibit 3.89 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.91	Limited Liability Company Agreement of Aramark Healthcare Support Services, LLC (incorporated by reference to Exhibit 3.90 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.92	Certificate of Formation of Aramark/HMS, LLC (incorporated by reference to Exhibit 3.91 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.93	Limited Liability Company Agreement of Aramark/HMS, LLC (incorporated by reference to Exhibit 3.92 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.94	Certificate of Formation of Aramark Healthcare Technologies, LLC (incorporated by reference to Exhibit 3.105 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.95	Limited Liability Company Agreement of Aramark Healthcare Technologies, LLC (incorporated by reference to Exhibit 3.24 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.96	Certificate of Formation of Aramark Industrial Services, LLC (incorporated by reference to Exhibit 3.95 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.97	Limited Liability Company Agreement of Aramark Industrial Services, LLC (incorporated by reference to Exhibit 3.96 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.98	Certificate of Incorporation of Aramark Japan, Inc. (incorporated by reference to Exhibit 3.97 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.99	By-laws of Aramark Japan, Inc. (incorporated by reference to Exhibit 3.98 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.100	Certificate of Formation of Aramark Management, LLC (incorporated by reference to Exhibit 3.115 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.101	Operating Agreement of Aramark Management, LLC (incorporated by reference to Exhibit 3.116 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.102	Certificate of Limited Partnership of Aramark Management Services Limited Partnership (incorporated by reference to Exhibit 3.101 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.103	Agreement of Limited Partnership of Aramark Management Services Limited Partnership (incorporated by reference to Exhibit 3.102 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.104	Certificate of Incorporation of Aramark Organizational Services, Inc. (incorporated by reference to Exhibit 3.105 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.105	By-laws of Aramark Organizational Services, Inc. (incorporated by reference to Exhibit 3.106 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.106	Certificate of Formation of Aramark Processing, LLC (incorporated by reference to Exhibit 3.125 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

Exhibit No.	Description

3.107	Operating Agreement of Aramark Processing, LLC (incorporated by reference to Exhibit 3.126 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.108	Certificate of Formation of Aramark Rail Services, LLC (incorporated by reference to Exhibit 3.129 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.109	Operating Agreement of Aramark Rail Services, LLC (incorporated by reference to Exhibit 3.130 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.110	Certificate of Formation of Aramark RAV, LLC (incorporated by reference to Exhibit 3.107 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.111	Limited Liability Company Agreement of Aramark RAV, LLC (incorporated by reference to Exhibit 3.108 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.112	Certificate of Incorporation of Aramark RBI, Inc. (incorporated by reference to Exhibit 3.109 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.113	By-laws of Aramark RBI, Inc. (incorporated by reference to Exhibit 3.110 to AR Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.114*	Certificate of Incorporation of Aramark Refreshment Group, Inc., as amended.

3.115	Bylaws of Aramark Refreshment Group, Inc. (formerly known as Van Houtte USA Holdings Inc.) (incorporated by reference to Exhibit 3.294 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.116	Certificate of Formation of Aramark Refreshment Services of Tampa, LLC (incorporated by reference to Exhibit 3.135 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.117	Operating Agreement of Aramark Refreshment Services of Tampa, LLC (incorporated by reference to Exhibit 3.136 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.118	Certificate of Formation of Aramark Refreshment Services, LLC (incorporated by reference to Exhibit 3.111 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.119	Limited Liability Company Agreement of Aramark Refreshment Services, LLC (incorporated by reference to Exhibit 3.112 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.120	Certificate of Formation of Aramark Schools Facilities, LLC (incorporated by reference to Exhibit 3.139 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.121	Operating Agreement of Aramark Schools Facilities, LLC (incorporated by reference to Exhibit 3.140 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.122	Certificate of Formation of Aramark Schools, LLC (incorporated by reference to Exhibit 3.113 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.123	Limited Liability Company Agreement of Aramark Schools, LLC (incorporated by reference to Exhibit 3.114 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.124	Certificate of Incorporation of Aramark SCM, Inc. (incorporated by reference to Exhibit 3.115 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.125	By-laws of Aramark SCM, Inc. (incorporated by reference to Exhibit 3.116 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.126	Certificate of Formation of Aramark Senior Living Services, LLC (incorporated by reference to Exhibit 3.117 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.127	Limited Liability Company Agreement of Aramark Senior Living Services, LLC (incorporated by reference to Exhibit 3.118 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.128	Certificate of Incorporation of Aramark Senior Notes Company (incorporated by reference to Exhibit 3.119 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.129	By-laws of Aramark Senior Notes Company (incorporated by reference to Exhibit 3.120 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.130	Articles of Incorporation of Aramark Services of Kansas, Inc. (incorporated by reference to Exhibit 3.135 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.131	By-laws of Aramark Services of Kansas, Inc. (incorporated by reference to Exhibit 3.136 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.132	Restated Certificate of Incorporation of Aramark Services of Puerto Rico, Inc. (incorporated by reference to Exhibit 3.137 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.133	By-laws of Aramark Services of Puerto Rico, Inc. (incorporated by reference to Exhibit 3.138 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.134	Certificate of Incorporation of Aramark SM Management Services, Inc. (incorporated by reference to Exhibit 3.139 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.135	By-laws of Aramark SM Management Services, Inc. (incorporated by reference to Exhibit 3.140 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.136	Certificate of Formation of Aramark SMMS LLC (incorporated by reference to Exhibit 3.141 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.137	Limited Liability Company Agreement of Aramark SMMS LLC (incorporated by reference to Exhibit 3.142 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.138	Certificate of Formation of Aramark SMMS Real Estate LLC (incorporated by reference to Exhibit 3.143 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.139	Limited Liability Agreement of Aramark SMMS Real Estate LLC (incorporated by reference to Exhibit 3.144 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.140	Certificate of Formation of Aramark Sports and Entertainment Group, LLC (incorporated by reference to Exhibit 3.145 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.141	Limited Liability Company Agreement of Aramark Sports and Entertainment Group, LLC (incorporated by reference to Exhibit 3.146 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.142	Certificate of Formation of Aramark Sports and Entertainment Services of Texas, LLC (incorporated by reference to Exhibit 3.147 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.143	Company Agreement of Aramark Sports and Entertainment Services of Texas, LLC (incorporated by reference to Exhibit 3.148 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.144	Certificate of Formation of Aramark Sports and Entertainment Services, LLC (incorporated by reference to Exhibit 3.149 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.145	Limited Liability Company Agreement of Aramark Sports and Entertainment Services, LLC (incorporated by reference to Exhibit 3.150 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.146	Certificate of Formation of Aramark Sports Facilities, LLC (incorporated by reference to Exhibit 3.151 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.147	Operating Agreement of Aramark Sports Facilities, LLC (incorporated by reference to Exhibit 3.152 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.148	Certificate of Formation of Aramark Sports, LLC (incorporated by reference to Exhibit 3.153 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.149	Limited Liability Company Agreement of Aramark Sports, LLC (incorporated by reference to Exhibit 3.154 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.150	Restated Articles of Incorporation of Aramark Technical Services North Carolina, Inc. (incorporated by reference to Exhibit 3.185 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.151	By-laws of Aramark Technical Services North Carolina, Inc. (incorporated by reference to Exhibit 3.186 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.152	Certificate of Formation of Aramark Togwotee, LLC (incorporated by reference to Exhibit 3.187 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

Exhibit No.	Description

3.153	Operating Agreement of Aramark Togwotee, LLC (incorporated by reference to Exhibit 3.188 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.154	Certificate of Formation of Aramark U.S. Offshore Services, LLC (incorporated by reference to Exhibit 3.157 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.155	Limited Liability Company Agreement of Aramark U.S. Offshore Services, LLC (incorporated by reference to Exhibit 3.158 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.156	Certificate of Incorporation of Aramark Uniform & Career Apparel Group, Inc. (incorporated by reference to Exhibit 3.159 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.157	By-laws of Aramark Uniform & Career Apparel Group, Inc. (incorporated by reference to Exhibit 3.160 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.158	Certificate of Formation of Aramark Uniform & Career Apparel, LLC (incorporated by reference to Exhibit 3.161 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.159	Limited Liability Company Agreement of Aramark Uniform & Career Apparel, LLC (incorporated by reference to Exhibit 3.162 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.160	Restated Certificate of Incorporation of Aramark Uniform Manufacturing Company (incorporated by reference to Exhibit 3.163 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.161	By-laws of Aramark Uniform Manufacturing Company (incorporated by reference to Exhibit 3.164 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.162	Certificate of Formation of Aramark Uniform Services (Baltimore) LLC (incorporated by reference to Exhibit 3.197 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.163	Operating Agreement of Aramark Uniform Services (Baltimore) LLC (incorporated by reference to Exhibit 3.171 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.164	Certificate of Formation of Aramark Uniform Services (Carmelo) LLC (incorporated by reference to Exhibit 3.199 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.165	Operating Agreement of Aramark Uniform Services (Carmelo) LLC (incorporated by reference to Exhibit 3.200 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.166	Certificate of Formation of Aramark Uniform Services (Matchpoint) LLC (incorporated by reference to Exhibit 3.165 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.167	Operating Agreement of Aramark Uniform Services (Matchpoint) LLC (incorporated by reference to Exhibit 3.166 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.168	Certificate of Formation of Aramark Uniform Services (Midwest) LLC (Delaware) (incorporated by reference to Exhibit 3.167 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.169	Operating Agreement of Aramark Uniform Services (Midwest) LLC (Delaware) (incorporated by reference to Exhibit 3.168 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.170	Certificate of Formation of Aramark Uniform Services (Texas) LLC (incorporated by reference to Exhibit 3.169 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.171	Operating Agreement of Aramark Uniform Services (Texas) LLC (incorporated by reference to Exhibit 3.170 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.172	Certificate of Formation of Aramark Uniform Services (Rochester) LLC (incorporated by reference to Exhibit 3.171 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.173	Limited Liability Company Agreement of Aramark Uniform Services (Rochester) LLC (incorporated by reference to Exhibit 3.172 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.174	Certificate of Formation of Aramark Uniform Services (Santa Ana) LLC (incorporated by reference to Exhibit 3.173 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.175	Limited Liability Company Agreement of Aramark Uniform Services (Santa Ana) LLC (incorporated by reference to Exhibit 3.174 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.176	Certificate of Formation of Aramark Uniform Services (Syracuse) LLC (incorporated by reference to Exhibit 3.175 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.177*	Limited Liability Company Agreement Aramark Uniform Services (Syracuse) LLC.

3.178	Certificate of Formation of Aramark Uniform Services (West Adams) LLC (incorporated by reference to Exhibit 3.179 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.179	Operating Agreement of Aramark Uniform Services (West Adams) LLC (incorporated by reference to Exhibit 3.180 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.180	Certificate of Formation of Aramark WTC, LLC (incorporated by reference to Exhibit 3.215 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.181	Limited Liability Company Agreement of Aramark WTC, LLC (incorporated by reference to Exhibit 3.216 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.182	Articles of Amendment to the Articles of Incorporation of Brand Coffee Service, Inc. (incorporated by reference to Exhibit 3.217 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.183	By-laws of Brand Coffee Service, Inc. (incorporated by reference to Exhibit 3.218 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

Exhibit No.	Description

3.184	Amended and Restated Certificate of Incorporation of COHR Holdings, Inc. (incorporated by reference to Exhibit 3.219 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.185	By-laws of COHR Holdings, Inc. (incorporated by reference to Exhibit 3.220 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.186	Restated Certificate of Incorporation of COHR, Inc. (incorporated by reference to Exhibit 3.221 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.187	By-laws of COHR, Inc. (incorporated by reference to Exhibit 3.222 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.188	Certificate of Incorporation of D.G. Maren II, Inc. (incorporated by reference to Exhibit 3.223 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.189	By-laws of D.G. Maren II, Inc. (incorporated by reference to Exhibit 3.224 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.190	Certificate of Incorporation of Aramark Venue Services, Inc. (incorporated by reference to Exhibit 3.181 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.191	By-laws of Aramark Venue Services, Inc. (incorporated by reference to Exhibit 3.182 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.192	Certificate of Incorporation of Delsac VIII, Inc. (incorporated by reference to Exhibit 3.183 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.193	By-laws of Delsac VIII, Inc. (incorporated by reference to Exhibit 3.184 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.194*	Certificate of Formation of Filterfresh Coffee Service, LLC.

3.195*	Limited Liability Company Agreement of Filterfresh Coffee Service, LLC.

3.196	Certificate of Formation of Filterfresh Franchise Group, LLC (incorporated by reference to Exhibit 3.231 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.197	Limited Liability Company Agreement of Filterfresh Franchise Group, LLC (incorporated by reference to Exhibit 3.232 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.198	Certificate of Formation of Fine Host Holdings, LLC (incorporated by reference to Exhibit 3.185 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.199	Limited Liability Company Agreement of Fine Host Holdings, LLC (incorporated by reference to Exhibit 3.186 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.200	Certificate of Formation of Harrison Conference Associates, LLC (incorporated by reference to Exhibit 3.189 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.201	Limited Liability Company Agreement of Harrison Conference Associates, LLC (incorporated by reference to Exhibit 3.190 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.202	Articles of Organization of Harrison Conference Services of North Carolina, LLC (incorporated by reference to Exhibit 3.197 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.203	Operating Agreement of Harrison Conference Services of North Carolina, LLC (incorporated by reference to Exhibit 3.198 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.204	Certificate of Formation of Harry M. Stevens, LLC (incorporated by reference to Exhibit 3.203 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.205	Operating Agreement of Harry M. Stevens, LLC (incorporated by reference to Exhibit 3.204 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.206	Certificate of Incorporation of Harry M. Stevens, Inc. of New Jersey. (incorporated by reference to Exhibit 3.205 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.207	By-laws of Harry M. Stevens, Inc. of New Jersey. (incorporated by reference to Exhibit 3.206 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.208	Articles of Incorporation of Harry M. Stevens, Inc. of Penn (incorporated by reference to Exhibit 3.207 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.209	By-laws of Harry M. Stevens, Inc. of Penn (incorporated by reference to Exhibit 3.208 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.210	Articles of Organization-Conversion of L&N Uniform Supply, LLC (incorporated by reference to Exhibit 3.211 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.211	Operating Agreement of L&N Uniform Supply, LLC (incorporated by reference to Exhibit 3.212 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.212	Articles of Organization-Conversion of Lake Tahoe Cruises, LLC (incorporated by reference to Exhibit 3.213 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.213	Operating Agreement of Lake Tahoe Cruises, LLC (incorporated by reference to Exhibit 3.214 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.214	Certificate of Formation of Landy Textile Rental Services, LLC (incorporated by reference to Exhibit 3.215 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.215	Operating Agreement of Landy Textile Rental Services, LLC (incorporated by reference to Exhibit 3.216 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.216	Certificate of Formation of Lifeworks Restaurant Group LLC (incorporated by reference to Exhibit 3.267 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.217	Operating Agreement of Lifeworks Restaurant Group, LLC (incorporated by reference to Exhibit 3.268 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.218	Amended and Restated Certificate of Incorporation of MPBP Holdings, Inc. (incorporated by reference to Exhibit 3.269 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.219	By-laws of MPBP Holdings, Inc. (incorporated by reference to Exhibit 3.270 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.220	Articles of Incorporation of MyAssistant, Inc. (incorporated by reference to Exhibit 3.217 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.221	By-laws of MyAssistant, Inc. (incorporated by reference to Exhibit 3.218 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.222	Certificate of Formation of New Aramark LLC (incorporated by reference to Exhibit 3.273 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.223	Limited Liability Company Agreement of New Aramark LLC (incorporated by reference to Exhibit 3.274 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.224	Certificate of Incorporation of Old Time Coffee Co. (incorporated by reference to Exhibit 3.275 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.225	By-laws of Old Time Coffee Co. (incorporated by reference to Exhibit 3.276 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.226	Articles of Incorporation of Overall Laundry Services, Inc. (incorporated by reference to Exhibit 3.219 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.227	By-laws of Overall Laundry Services, Inc. (incorporated by reference to Exhibit 3.220 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.228	Articles of Organization of Paradise Hornblower, LLC (incorporated by reference to Exhibit 3.221 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.229*	Operating Agreement of Paradise Hornblower, LLC.

3.230	Restated Articles of Incorporation of Restaura, Inc. (incorporated by reference to Exhibit 3.223 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.231	By-laws of Restaura, Inc. (incorporated by reference to Exhibit 3.224 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.232	Certificate of Incorporation of ReMedPar, Inc. (incorporated by reference to Exhibit 3.285 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

Exhibit No.	Description

3.233	By-laws of ReMedPar, Inc. (incorporated by reference to Exhibit 3.286 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

3.234	Articles of Organization of Travel Systems, LLC (incorporated by reference to Exhibit 3.233 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.235	Operating Agreement of Travel Systems, LLC (incorporated by reference to Exhibit 3.234 to Aramark Services, Inc.’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

4.1	Indenture, dated as of March 7, 2013, among Aramark Services, Inc., the guarantors named therein and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on March 7, 2013 pursuant to the Exchange Act (file number 001-04762)).

4.2	First Supplemental Indenture, dated as of December 17, 2013, among Aramark and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.3 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

4.3	Second Supplemental Indenture, dated as of December 17, 2013, among the entities listed in Schedule I thereto and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.4 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

4.4	Indenture, dated as of December 17, 2015, among Aramark Services, Inc., Aramark, the other guarantors named therein and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to Aramark’s Current Report on Form 8-K filed with the SEC on December 17, 2015 pursuant to the Exchange Act (file number 001-36223)).

4.5	Registration Rights Agreement, dated as of December 17, 2015, among Aramark Services, Inc., Aramark, the guarantors named therein, J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several initial purchasers (incorporated by reference to Exhibit 4.2 to Aramark’s Current Report on Form 8-K filed with the SEC on December 17, 2015 pursuant to the Exchange Act (file number 001-36223)).

5.1*	Opinion of Simpson Thacher & Bartlett LLP.

5.2*	Opinion of Stephen R. Reynolds, Executive Vice President, General Counsel and Secretary of Aramark.

10.1	Amendment Agreement, dated as of February 24, 2014 (the “2014 Amendment Agreement”), to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, as further amended and supplemented prior to the date of the Amendment Agreement by and among Aramark Services, Inc., ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GMBH & Co. KG, ARAMARK GMBH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein) and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, issuing bank and as LC facility issuing bank and the other parties thereto from time to time (incorporated by reference to Exhibit 10.67 to Aramark’s Form S-1/A filed with the SEC on February 26, 2014 (file number 333-194077)) .

Exhibit No.	Description

10.2	Amendment Agreement No. 1, dated as of March 28, 2014, to the Amendment Agreement, dated as of February 24, 2014, to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, as further amended and supplemented prior to the date of the Amendment Agreement by and among Aramark Services, Inc., ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GMBH & Co. KG, ARAMARK GMBH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein) and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, issuing bank and as LC facility issuing bank and the other parties thereto from time to time (incorporated by reference to Exhibit 10.1 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on May 8, 2014, pursuant to the Exchange Act (file number 001-36223))

10.3	Assumption Agreement, dated as of March 30, 2007, relating to the Credit Agreement dated as of January 26, 2007 among Aramark Services, Inc., the other Borrowers and Loan Guarantors party thereto, the Lenders party thereto, Citibank, N.A., as administrative agent and collateral agent for the Lenders, and the other parties thereto from time to time (incorporated by reference to Exhibit 99.2 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on April 5, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.4	Joinder Agreement, dated as of December 17, 2013, between each New Subsidiary listed on Schedule I thereto and JPMorgan Chase Bank, N.A., as agent (incorporated by reference to Exhibit 10.64 to Aramark’s Form S-4 filed with the SEC on December 17, 2013 (file number 333-192907)).

10.5	U.S. Pledge and Security Agreement, dated as of January 26, 2007, among ARAMARK Intermediate Holdco Corporation, RMK Acquisition Corporation, Aramark Services, Inc., the Subsidiary Parties from time to time party thereto and Citibank, N.A., as collateral agent (incorporated by reference to Exhibit 10.2 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.6	Amended and Restated Registration Rights and Coordination Committee Agreement, dated as of December 10, 2013, among Aramark and the other parties thereto (incorporated by reference to Exhibit 10.2 to Aramark’s Current Report on Form 8-K filed with the SEC on December 16, 2013, pursuant to the Exchange Act (file number 001-36223)).

10.7†	Letter Agreement dated May 7, 2012 between Aramark Services, Inc. and Eric Foss (incorporated by reference to Exhibit 10.4 to Aramark Services, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.8†	Agreement Relating to Employment and Post-Employment Competition dated May 7, 2012 between Aramark Services, Inc. and Eric Foss (incorporated by reference to Exhibit 10.5 to Aramark Services, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.9†	Amendment, effective as of June 25, 2013, to the Letter Agreement dated May 7, 2012 between Aramark Services, Inc. and Eric Foss (incorporated by reference to Exhibit 10.6 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on June 26, 2013, pursuant to the Exchange Act (file number 001-04762)).

10.10†	Form of Agreement Relating to Employment and Post-Employment Competition and Schedule 1 listing each Executive Officer who is a party to such Agreement (incorporated by reference to Exhibit 10.1 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on July 19, 2007, pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

10.11†	Form of Amendment to Agreement Relating to Employment and Post-Employment Competition (incorporated by reference to Exhibit 10.8 to Aramark Services, Inc.’s Annual Report on Form 10-K filed with the SEC on December 15, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.12†	Agreement Relating to Employment and Post-Employment Competition dated November 14, 2007 between Aramark Services, Inc. and Joseph Munnelly (incorporated by reference to Exhibit 10.2 to Aramark Services, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on February 6, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.13†	Offer Letter dated July 20, 2012 between Aramark Services, Inc. and Stephen R. Reynolds (incorporated by reference to Exhibit 10.12 to Aramark Services, Inc.’s Annual Report on Form 10-K filed with the SEC on December 20, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.14†	Agreement Relating to Employment and Post-Employment Competition dated December 6, 2012 between Aramark Services, Inc. and Stephen R. Reynolds (incorporated by reference to Exhibit 10.13 to Aramark Services, Inc.’s Annual Report on Form 10-K filed with the SEC on December 20, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.15†	Agreement Relating to Employment and Post-Employment Competition dated July 1, 2013 between Aramark Services, Inc. and Christina Takoudes Morrison (incorporated by reference to Exhibit 10.1 to Aramark Services, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2013, pursuant to the Exchange Act (file number 001-04762)).

10.16†	Offer Letter dated March 12, 2015, between Aramark and Stephen P. Bramlage, Jr. (incorporated by reference to Exhibit 10.1 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2015, pursuant to the Exchange Act (file number 001-36223)).

10.17†	Agreement Relating to Employment and Post-Employment Competition dated March 12, 2015 between Aramark and Stephen P. Bramlage, Jr. (incorporated by reference to Exhibit 10.2 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2015, pursuant to the Exchange Act (file number 001-36223)).

10.18†	Form of Indemnification Agreement and attached schedule (incorporated by reference to Exhibit 10.4 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on August 10, 2005, pursuant to the Exchange Act (file number 001-04762)).

10.19†	Indemnification Agreement dated May 7, 2012 between Eric Foss and Aramark Services, Inc. (incorporated by reference to Exhibit 10.6 to Aramark Services, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.20†	Indemnification Agreement dated December 15, 2011 between Joseph Munnelly and Aramark Services, Inc. (incorporated by reference to Exhibit 10.13 to Aramark Services, Inc.’s Annual Report on Form 10-K filed with the SEC on December 15, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.21†	Indemnification Agreement dated December 12, 2012 between Stephen R. Reynolds and Aramark Services, Inc. (incorporated by reference to Exhibit 10.22 to Aramark Services, Inc.’s Annual Report on Form 10-K filed with the SEC on December 20, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.22†	Indemnification Agreement dated February 4, 2014 between Daniel J. Heinrich and Aramark (incorporated by reference to Exhibit 10.1 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on February 5, 2014, pursuant to the Exchange Act (file number 001-36223)).

10.23†	Indemnification Agreement dated February 4, 2014 between Stephen Sadove and Aramark (incorporated by reference to Exhibit 10.2 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on February 5, 2014, pursuant to the Exchange Act (file number 001-36223)).

Exhibit No.	Description

10.24†	Indemnification Agreement dated February 4, 2014 between Christina Morrison and Aramark (incorporated by reference to Exhibit 10.3 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on February 5, 2014, pursuant to the Exchange Act (file number 001-36223)).

10.25†	Indemnification Agreement dated April 6, 2015, between Stephen P. Bramlage, Jr. and Aramark (incorporated by reference to Exhibit 10.3 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2015, pursuant to the Exchange Act (file number 001-36223)).

10.26†	Aramark 2001 Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 to Aramark Services, Inc.’s Registration Statement on Form S-8 filed with the SEC on May 24, 2002 (file number 333-89120)).

10.27†	Amended and Restated Aramark 2001 Stock Unit Retirement Plan (incorporated by reference to Exhibit 10.22 to Aramark Services, Inc.’s Annual Report on Form 10-K filed with the SEC on December 19, 2003, pursuant to the Exchange Act (file number 001-04762)).

10.28†	Second Amended and Restated Aramark Savings Incentive Retirement Plan (incorporated by reference to Exhibit 10.45 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013, (file number 333-191057)).

10.29†	Amended Survivor Income Protection Plan (incorporated by reference to Exhibit 10.5 to Aramark Services, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.30†	Second Amended and Restated Aramark 2005 Deferred Compensation Plan (incorporated by reference to Exhibit 10.48 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.31†	Amended and Restated Aramark Senior Executive Performance Bonus Plan (incorporated by reference to Exhibit 10.49 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.32†	Amended and Restated Executive Leadership Council Management Incentive Bonus Plan (2014) (incorporated by reference to Exhibit 10.50 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.33†	Aramark 2005 Deferred Compensation Plan for Directors (incorporated by reference to Exhibit 10.67 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.34†	Fifth Amended and Restated Aramark 2007 Management Stock Incentive Plan (incorporated by reference to Exhibit 10.22 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.35†	Aramark 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.70 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.36†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.5 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.37†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.2 to Aramark Services, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.38†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.3 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on November 16, 2007, pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

10.39†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.3 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on March 1, 2010, pursuant to the Exchange Act (file number 001-04762)).

10.40†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.3 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on June 22, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.41†	Amendment to Outstanding Non-Qualified Stock Option Agreements dated March 1, 2010 (incorporated by reference to Exhibit 10.1 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on March 1, 2010, pursuant to the Exchange Act (file number 001-04762)).

10.42†	Form of Amendment to Outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.4 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on June 22, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.43†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.2 to Aramark Services, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.44†	Form of Non-Qualified Stock Option Award Agreement (incorporated by reference to Exhibit 10.2 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on June 26, 2013, pursuant to the Exchange Act (file number 001-04762)).

10.45†	Form of Time-Based Restricted Stock Unit Award Agreement with Aramark (incorporated by reference to Exhibit 10.3 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on June 26, 2013, pursuant to the Exchange Act (file number 00104762)).

10.46†	Form of Restricted Stock Award Agreement with Aramark (incorporated by reference to Exhibit 10.4 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on June 26, 2013, pursuant to the Exchange Act (file number 001-04762)).

10.47†	Form of Replacement Stock Option Award Agreement with Aramark (incorporated by reference to Exhibit 10.5 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on June 26, 2013, pursuant to the Exchange Act (file number 001-04762)).

10.48†	Schedule 1s to Outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.18 to Aramark Services, Inc.’s Annual Report on Form 10-K filed with the SEC on December 15, 2009, pursuant to the Exchange Act (file number 001-04762)).

10.49†	Schedule 1s to Outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.2 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on March 1, 2010, pursuant to the Exchange Act (file number 001-04762)).

10.50†	New Schedule 1 to Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.2 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on November 18, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.51†	Revised Schedule 1s to outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.3 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on November 18, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.52†	New Schedule 1 to Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.1 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on November 19, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.53†	Revised Schedule 1s to outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.2 to Aramark Services, Inc.’s Current Report on Form 8-K filed with the SEC on November 19, 2012, pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

10.54†	Revised Schedule 1s to Outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.68 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.55†	Form of Amendment to Outstanding Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.69 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.56†	Form of Non-Qualified Stock Option Award under the Aramark 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.71 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.57†	Form of Restricted Stock Unit Award under the Aramark 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.72 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.58†	Form of Performance Stock Unit Award Agreement (incorporated by reference to Exhibit 10.4 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on February 5, 2014, pursuant to the Exchange Act (file number 001-36223)).

10.59†	Form of Performance Stock Unit Award Agreement (Revised) (incorporated by reference to Exhibit 10.26 to Aramark’s Annual Report on Form 10-K filed with the SEC on December 3, 2014, pursuant to the Exchange Act (file number 001-36223)).

10.60†	Form of Performance Stock Unit Award Agreement (Revised) (incorporated by reference to Exhibit 10.2 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on August 12, 2015, pursuant to the Exchange Act (file number 001-36223)).

10.61†	Form of Performance Restricted Stock Award (incorporated by reference to Exhibit 10.61 to Aramark’s Form 10-K for the fiscal year ended October 2, 2015 (file number 001-36223)).

10.62†	Form of Non-Qualified Stock Option Award Agreement (Relative TSR Vesting) (incorporated by reference to Exhibit 10.62 to Aramark’s Form 10-K for the fiscal year ended October 2, 2015 (file number 001-36223)).

10.63†	Form of Restricted Stock Unit Award Agreement (Relative TSR Vesting) (incorporated by reference to Exhibit 10.63 to Aramark’s Form 10-K for the fiscal year ended October 2, 2015 (file number 001-36223)).

10.64†	Form of Performance Restricted Stock Award Agreement (Relative TSR Vesting) (incorporated by reference to Exhibit 10.64 to Aramark’s Form 10-K for the fiscal year ended October 2, 2015 (file number 001-36223)).

10.65†	Form of Deferred Stock Unit Award Agreement under the Fifth Amended and Restated Aramark 2007 Management Stock Incentive Plan (incorporated by reference to Exhibit 10.46 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.66†	Form of Deferred Stock Unit Award under the Aramark 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.73 to Aramark’s Form S-1/A filed with the SEC on November 19, 2013 (file number 333-191057)).

10.67†	Form of Deferred Stock Unit Award Agreement under the Aramark 2013 Stock Incentive Plan (Revised) (incorporated by reference to Exhibit 10.77 to Aramark’s Annual Report on Form 10-K filed with the SEC on December 3, 2014, pursuant to the Exchange Act (file number 001-36223)).

10.68†	Form of Deferred Stock Unit Agreement under the Aramark 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.4 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2015, pursuant to the Exchange Act (file number 001-36223)).

Exhibit No.	Description

10.69†	Form of Aircraft Timesharing Agreement (incorporated by reference to Exhibit 10.69 to Aramark’s Form 10-K for the fiscal year ended October 2, 2015 (file number 001-36223)).

10.70	Amended and Restated Master Distribution Agreement effective as of March 5, 2011 between SYSCO Corporation and ARAMARK Food and Support Services Group, Inc. (incorporated by reference to Exhibit 10.1 to Aramark Services, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2011, pursuant to the Exchange Act (file number 001-04762)) (portions omitted pursuant to a grant of confidential treatment).

10.71	Amendment Agreement, dated February 26, 2014, to the Master Distribution Agreement dated as of November 25, 2006, between SYSCO Corporation and ARAMARK Food and Support Services Group, Inc., as amended and restated effective as of March 5, 2011 (incorporated by reference to Exhibit 10.71 to Aramark’s Form S-1/A filed with the SEC on February 26, 2014 (file number 333-194077)) (portions omitted pursuant to a grant of confidential treatment).

10.72†	Amended and Restated Aramark Management Incentive Bonus Plan (incorporated by reference to Exhibit 10.1 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on February 10, 2016, pursuant to the Exchange Act (file number 001-36223)).

10.73†	Third Amended and Restated 2005 Deferred Compensation Plan (incorporated by reference to Exhibit 10.2 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on February 10, 2016, pursuant to the Exchange Act (file number 001-36223)).

12.1	Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to Aramark’s Form 10-K for the fiscal year ended October 2, 2015 (file number 001-36223)).

21.1	List of subsidiaries of Aramark (incorporated by reference to Exhibit 21.1 to Aramark’s Form 10-K for the fiscal year ended October 2, 2015 (file number 001-36223)).

23.1*	Consent of Independent Registered Public Accounting Firm—KPMG LLP.

23.2*	Consent of Independent Auditors—Deloitte Touche Tohmatsu LLC.

23.3*	Consent of Simpson Thacher & Bartlett LLP (included in exhibit 5.1).

23.4*	Consent of Stephen R. Reynolds, Executive Vice President, General Counsel and Secretary of Aramark (included in exhibit 5.2).

24.1*	Power of Attorney (included on the signature pages hereto).

25*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon with respect to the Indenture.

99.1*	Form of Letter of Transmittal.

99.2*	Form of Letter to Brokers, Dealers.

99.3*	Form of Letter to Clients.

99.4*	Form of Notice of Guaranteed Delivery.

99.5	Audited Financial Statements of AIM Services Co., Ltd. (incorporated by reference to Exhibit 99.1 to Aramark’s Form 10-K for the fiscal year ended October 2, 2015 (file number 001-36223)).

Exhibit No.	Description

101**	The following materials from Aramark’s Form 10-K for the fiscal year ended October 2, 2015 (file number 001-36223)and Aramark’s Form 10-Q for the quarterly period ended January 1, 2016 (file number 001-36223), formatted in Extensible Business Reporting Language (XBRL): (x) (i) Consolidated Balance Sheets as of October 2, 2015 and October 3, 2014, (ii) Consolidated Statements of Income for the fiscal years ended October 2, 2015, October 3, 2014 and September 27, 2013, (iii) Consolidated Statements of Comprehensive Income for the fiscal years ended October 2, 2015, October 3, 2014 and September 27, 2013, (iv) Consolidated Statements of Cash Flows for the fiscal years ended October 2, 2015, October 3, 2014 and September 27, 2013, (v) Consolidated Statements of Stockholders’ Equity for the fiscal years ended October 2, 2015, October 3, 2014 and September 27, 2013 and (vi) Notes to Consolidated Financial Statements, and (y) (i) Condensed Consolidated Balance Sheets as of January 1, 2016 and October 2, 2015, (ii) Condensed Consolidated Statements of Income for the three months ended January 1, 2016 and January 2, 2015, (iii) Condensed Consolidated Statements of Comprehensive Income for the three months ended January 1, 2016 and January 2, 2015, (iv) Condensed Consolidated Statements of Cash Flows for the three months ended January 1, 2016 and January 2, 2015, (v) Condensed Consolidated Statements of Stockholders’ Equity for the three months ended January 1, 2016 and January 2, 2015 and (vi) Notes to Condensed Consolidated Financial Statements.

*	Filed herewith.
**	Pursuant to Rule 406T of Regulation S-T, the information in these exhibits is furnished and deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise is not subject to liability under those sections.
†	Identifies exhibits that consist of a management contract or compensatory plan or arrangement.

Item 22. Undertakings.

(A)	Each of the undersigned registrants hereby undertakes:

(1)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the registrants are subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(B)	that, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each of the undersigned registrants undertakes that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(2)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(3)	the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(C)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each of the registrants pursuant to the foregoing provisions, or otherwise, each of the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(D)	Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of such registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(E)

Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(F)	Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK

By:	/s/ Stephen P. Bramlage, Jr.
Name:	Stephen P. Bramlage, Jr.
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Eric J. Foss	Chairman, President and Chief Executive Officer (Principal Executive Officer)
Eric J. Foss

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Todd M. Abbrecht	Director
Todd M. Abbrecht

/s/ Lawrence T. Babbio, Jr.	Director
Lawrence T. Babbio, Jr.

/s/ Pierre-Olivier Beckers-Vieujant	Director
Pierre-Olivier Beckers-Vieujant

Signature	Capacity

/s/ Lisa G. Bisaccia	Director
Lisa G. Bisaccia

/s/ Leonard S. Coleman, Jr.	Director
Leonard S. Coleman, Jr.

/s/ Richard Dreiling	Director
Richard Dreiling

/s/ Irene M. Esteves	Director
Irene M. Esteves

/s/ Daniel J. Heinrich	Director
Daniel J. Heinrich

/s/ Sanjeev Mehra	Director
Sanjeev Mehra

/s/ John A. Quelch	Director
John A. Quelch

/s/ Stephen Sadove	Director
Stephen Sadove

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SERVICES, INC.

By:	/s/ Stephen P. Bramlage, Jr.
Name:	Stephen P. Bramlage, Jr.
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Eric J. Foss	President and Chief Executive Officer (Principal Executive Officer)
Eric J. Foss

/s/ Stephen P. Bramlage, Jr.	Executive Vice President, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

1ST & FRESH, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc. the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

AMERICAN SNACK & BEVERAGE, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Refreshment Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK AMERICAN FOOD SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK ASIA MANAGEMENT, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer) and Treasurer of Aramark Japan, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK AVIATION SERVICES LIMITED PARTNERSHIP By: ARAMARK SMMS LLC, its General Partner By: ARAMARK SERVICES, INC., its Sole Member

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer of Aramark Services, Inc., the Sole Member of Aramark SMMS LLC, the General Partner
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK BUSINESS & INDUSTRY, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK BUSINESS CENTER, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK BUSINESS DINING SERVICES OF TEXAS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK BUSINESS FACILITIES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK CAMPUS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK CAPITAL ASSET SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Kenneth Sandifer	President (Principal Executive Officer)
Kenneth Sandifer

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK CLEANROOM SERVICES (PUERTO RICO), INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK CLEANROOM SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK CONFECTION, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK CONSTRUCTION AND ENERGY SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christopher Stemen	President (Principal Executive Officer)
Christopher Stemen

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK CONSTRUCTION SERVICES, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Gary Crompton	President (Principal Executive Officer)
Gary Crompton

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK CONSUMER DISCOUNT COMPANY

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer), Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK CORRECTIONAL SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ John Hanner	President (Principal Executive Officer)
John Hanner

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK CTS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Kenneth Sandifer	President (Principal Executive Officer)
Kenneth Sandifer

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK DISTRIBUTION SERVICES, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK EDUCATIONAL GROUP, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Mark Nelson	President (Principal Executive Officer)
Mark Nelson

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK EDUCATIONAL SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Mark Nelson	President (Principal Executive Officer)
Mark Nelson

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK EDUCATIONAL SERVICES OF TEXAS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Mark Nelson	President (Principal Executive Officer)
Mark Nelson

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK EDUCATIONAL SERVICES OF VERMONT, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Mark Nelson	President (Principal Executive Officer)
Mark Nelson

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK ENTERTAINMENT, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016

ARAMARK EXECUTIVE MANAGEMENT SERVICES USA, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer)
Christian Dirx

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FACILITY SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Roger W. Peterson, Jr.	President (Principal Executive Officer)
Roger W. Peterson, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FHC BUSINESS SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FHC CAMPUS SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Mark Nelson	President (Principal Executive Officer)
Mark Nelson

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FHC CORRECTIONAL SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ John Hanner	President (Principal Executive Officer)
John Hanner

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FHC HEALTHCARE SUPPORT SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Gary Crompton	President (Principal Executive Officer)
Gary Crompton

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FHC KANSAS, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FHC REFRESHMENT SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FHC SCHOOL SUPPORT SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Jeffrey Gilliam	President (Principal Executive Officer)
Jeffrey Gilliam

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FHC SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FHC SPORTS AND ENTERTAINMENT SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FHC, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer), Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FOOD SERVICE OF TEXAS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FOOD SERVICE, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK FSM, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK HEALTHCARE SUPPORT SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Gary Crompton	President (Principal Executive Officer)
Gary Crompton

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK HEALTHCARE SUPPORT SERVICES OF THE VIRGIN ISLANDS, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Gary Crompton	President (Principal Executive Officer)
Gary Crompton

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK HEALTHCARE TECHNOLOGIES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Kenneth Sandifer	President (Principal Executive Officer)
Kenneth Sandifer

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK INDUSTRIAL SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Roger W. Peterson, Jr.	President (Principal Executive Officer)
Roger W. Peterson, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK JAPAN, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK MANAGEMENT, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP By: ARAMARK SMMS LLC, its General Partner By: ARAMARK SERVICES, INC., its Sole Member

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer of Aramark Services, Inc., the Sole Member of Aramark SMMS LLC, the General Partner
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK ORGANIZATIONAL SERVICES, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer)
Christian Dirx

/s/ Christina T. Morrison	Director
Christina T. Morrison

/s/ Arthur Jones	Director
Arthur Jones

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK PROCESSING, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Roger W. Peterson, Jr.	President (Principal Executive Officer)
Roger W. Peterson, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK RAIL SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Roger W. Peterson, Jr.	President (Principal Executive Officer)
Roger W. Peterson, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK RAV, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK RBI, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK REFRESHMENT GROUP, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK REFRESHMENT SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Refreshment Group, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK REFRESHMENT SERVICES OF TAMPA, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Refreshment Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SCHOOLS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SCHOOLS FACILITIES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SCM, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Scott Barnhart	President (Principal Executive Officer)
Scott Barnhart

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SENIOR LIVING SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Gary Crompton	President (Principal Executive Officer)
Gary Crompton

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SENIOR NOTES COMPANY

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer)
Christian Dirx

/s/ Arthur Jones	Director
Arthur Jones

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SERVICES OF KANSAS, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SERVICES OF PUERTO RICO, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SM MANAGEMENT SERVICES, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SMMS LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SMMS REAL ESTATE LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SPORTS AND ENTERTAINMENT GROUP, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES OF TEXAS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SPORTS FACILITIES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK SPORTS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK TECHNICAL SERVICES NORTH CAROLINA, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Mark Nelson	President (Principal Executive Officer)
Mark Nelson

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK TOGWOTEE, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK U.S. OFFSHORE SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Roger W. Peterson, Jr.	President (Principal Executive Officer)
Roger W. Peterson, Jr.

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM & CAREER APPAREL GROUP, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM & CAREER APPAREL, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM MANUFACTURING COMPANY

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM SERVICES (BALTIMORE) LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM SERVICES (CARMELO) LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM SERVICES (MATCHPOINT) LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM SERVICES (MIDWEST) LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM SERVICES (ROCHESTER) LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM SERVICES (SANTA ANA) LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM SERVICES (SYRACUSE) LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM SERVICES (TEXAS) LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK UNIFORM SERVICES (WEST ADAMS) LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK VENUE SERVICES INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK WTC, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

ARAMARK/HMS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

BRAND COFFEE SERVICE, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

COHR HOLDINGS, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Kenneth Sandifer	President (Principal Executive Officer)
Kenneth Sandifer

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

COHR INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Kenneth Sandifer	President (Principal Executive Officer)
Kenneth Sandifer

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

D.G. MAREN II, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Mark Nelson	President (Principal Executive Officer)
Mark Nelson

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

DELSAC VIII, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

FILTERFRESH COFFEE SERVICE, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Refreshment Group, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

FILTERFRESH FRANCHISE GROUP, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Refreshment Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

FINE HOST HOLDINGS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

HARRISON CONFERENCE ASSOCIATES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

HARRISON CONFERENCE SERVICES OF NORTH CAROLINA, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

HARRY M. STEVENS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

HARRY M. STEVENS INC. OF NEW JERSEY.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

HARRY M. STEVENS INC. OF PENN

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

L&N UNIFORM SUPPLY, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

LAKE TAHOE CRUISES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

LANDY TEXTILE RENTAL SERVICES, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

LIFEWORKS RESTAURANT GROUP, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

MPBP HOLDINGS, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Kenneth Sandifer	President (Principal Executive Officer)
Kenneth Sandifer

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

MYASSISTANT, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

NEW ARAMARK LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

/s/ Christian Dirx	Treasurer (Principal Executive Officer and Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
Christian Dirx

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

OLD TIME COFFEE CO.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

OVERALL LAUNDRY SERVICES, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

PARADISE HORNBLOWER, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

REMEDPAR, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Kenneth Sandifer	President (Principal Executive Officer)
Kenneth Sandifer

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

RESTAURA, INC.

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ Christian Dirx	Treasurer (Principal Financial Officer)
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the direct parent (Principal Accounting Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Christina T. Morrison	Director
Christina T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 17, 2016.

TRAVEL SYSTEMS, LLC

By:	/s/ Christian Dirx
Name:	Christian Dirx
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on February 17, 2016.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ Christian Dirx	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
Christian Dirx

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member (Principal Accounting Officer)
Stephen P. Bramlage, Jr.